UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

Mutual Fund and Variable Insurance Trust

(Exact name of registrant as specified in charter)

36 North New York Avenue

Huntington, NY 11743

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-631-629-4237

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1.	Reports to Shareholders.

Annual Shareholder Report

December 31, 2023

INSTITUTIONAL SHARES

CLASS A SHARES

CLASS C SHARES

December 31, 2023

Rational Equity Armor Fund (HDCAX, HDCEX, HDCTX) (unaudited)

Dear Shareholders,

Rational Equity Armor Fund (the “Fund”) seeks total return with dividend income through two strategies: long equity (S&P 500) and a volatility hedge overlay. Recently recategorized by Morningstar as Options Trading, the Fund aims to offer active management with built-in risk mitigation via the utilization of options and volatility.

While bond investing has become challenging, volatility presents new opportunities. A paradigm shift has occurred causing investors to seek active management returns that avoid the high levels of risk in equity investing. Thus, we contrast long only, passive management by being long stocks but also using volatility in three ways:

●	Buying stocks low, selling high: Capitalizing on market fluctuations.

●	Hedging: Offsetting potential losses in the equity portfolio.

●	Potential income generation: Utilizing options and volatility futures.

The current market environment, characterized by one of the fastest declining money supplies on record month-over-month, and fluctuating interest rates, allows us to seamlessly combine these strategies, creating a valuable core holding for long-term investors.

With a 90% allocation to S&P 500 stocks, the Fund can serve as an alternative to high-dividend equities and traditional liquid alternative strategies. In 2023, the Fund’s Institutional shares delivered a 2.95% return, matching dividend peers, and has recently gained momentum from the renewed negative correlation between stocks and volatility.

As volatility is expected to normalize and option premiums remain low, heading into an election year, we believe the Fund is well-positioned to deliver strong results. We believe that this fund could be a core holding to go with other long/short strategies, option strategies, and provides a complement to a low-risk equity portfolio.

Sincerely,

The Rational Equity Armor Fund Management Team

Performance (%): Ending December 31, 20231

Annualized if greater than a year

Previous Strategy

Share Class/Benchmark	YTD	1 Year	3 Years	Since 12/12/19[1]	5 Years	10 Years	Since Inception*
Institutional Shares	2.95	2.95	1.74	5.12	6.31	2.81	5.08
S&P 500 Value Index	22.23	22.23	13.11	10.33	14.11	10.01	7.16
Class A	2.62	2.62	1.44	4.86	6.05	2.55	4.82
Class C	1.90	1.90	0.74	4.12	5.24	1.96	3.98
Class A w/ Sales Charge	-2.29	-2.29	-0.21	3.60	5.01	2.05	4.60

*	Inception: 03/01/2001

Class C Shares commenced operations on January 3, 2014. Returns prior to that date are of the Institutional Shares, adjusted for expenses of Class C Shares. Institutional Shares would have had substantially similar annual returns because the shares are invested in the same portfolio.

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Value Total Return Index® (“S&P 500 Value TR”) is an unmanaged market-capitalization weighted index consisting of those stocks within the S&P 500 that exhibit strong value characteristics. It uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings.

(2)	The S&P 500 Total Return Index® (“S&P 500 TR”) is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an Index.

5138-NLD-2/1/2024

Rational Equity Armor Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2023

The Fund’s performance figures* for each of the periods ended December 31, 2023, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional	2.95%	6.31%	2.81%	5.08%	N/A
Class A	2.62%	6.05%	2.55%	4.82%	N/A
Class A with load	(2.29)%	5.01%	2.05%	4.60%	N/A
Class C	1.90%	5.24%	N/A	N/A	1.96%
S&P 500 Value Total Return Index (c)	22.23%	14.11%	10.01%	7.68%	10.10%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2023 prospectus, as supplemented to date, the total annual operating expense are 1.22% for Institutional shares, 1.48% for A shares and 2.17% for C shares. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

Performance information for the period prior to December 13, 2019 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is March 1, 2001 for Class A, Institutional and the benchmark.

(b)	Inception date is January 3, 2014 for Class C and the benchmark.

(c)	The S&P 500 Value Total Return Index uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry ^	% of Net Assets
Equity	36.4%
Insurance	9.7%
Semiconductors	9.7%
Internet Media & Services	9.3%
Technology Hardware	7.3%
Software	6.4%
E-Commerce Discretionary	4.9%
Biotech & Pharma	3.2%
Banking	2.2%
Technology Services	2.0%
Other/Short-Term Investments	8.9%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2023

Rational Tactical Return Fund (HRSAX, HRSFX, HRSTX) (unaudited)

Dear Shareholders,

The Rational Tactical Return Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and income by making investments in long and short call and put options on futures contracts on the S&P 500 Index, as well as cash and cash equivalents. For the year ended December 31, 2023, the Fund posted a +5.06% (Institutional shares) return versus +26.29% for the S&P 500 TR Index (the “S&P 500 Index”).

Investment Strategy

Warrington Asset Management, LLC’s (the “Sub-Advisor”) strategy seeks to achieve the Fund’s investment objective in three ways: (1) Premium Collection – the Fund collects premiums on options it sells; (2) Volatility Trading – the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in S&P 500 Index volatility; and (3) Trend Following – the Fund may increase or decrease the balance of puts and calls based on trending market direction. The Fund is designed to produce returns that are not correlated with equity market returns. The Fund employs strict risk management procedures, supported by both technical and fundamental analysis, that are intended to provide consistency of returns and to mitigate the extent of losses.

Fund Performance

While the Fund trades options on the S&P 500 Index, the Sub-Advisor’s goal is to have low correlation to that benchmark. In this regard, the Sub-Advisor’s objective is to provide positive, risk adjusted absolute returns to our investors. When those returns are additionally weighed against the volatility endured to produce such returns, with low standard deviation on a daily, monthly, and yearly timeframes, we believe the Fund has performed well and has achieved its objective.

Equity markets performed well in 2023, while fixed income (using the Bloomberg US Agg Index) ended positive after some volatile swings. Fixed income does not seem to be the portfolio buffer that it once was, highlighting the need for uncorrelated assets. While volatility, as measured by the VIX Index, was low throughout the year, geopolitical issues remained worrisome. We believe we were able to navigate these difficult markets and capture trading gains, while seeking to protect capital when opportunity sets were limited. In looking at the Morningstar ranking and return data for the category in which the Fund’s strategy is placed (Options Trading), we believe the category is extremely broad. The group contains a wide variety of options traders, many of whom, in our view, take extreme risks collecting premiums during periods of positive index performance and may at times outperform, but underperform in periods of rising volatility. According to Morningstar, in 2023, the Fund finished near the bottom of the 284 other funds, but in 2022 when our absolute performance was worse than 2023, the Fund finished in the top 4% of the rankings. Additionally, our trading approach is significantly different than the rest of our category, which we believe is reflective in the Fund’s performance and minimal standard deviation (the five-year standard deviation for the Fund is 1.40% vs 9.99% for the Morningstar category). This wide disparity leads to a Sharpe ratio of 1.30 for the Fund vs. 0.54 for the Morningstar category, underscoring how we have sought to add significant shareholder value using our approach. The flexibility in the tactical trading methodology utilized for the Fund, coupled with stringent risk parameters, is designed to provide the ability to react quickly to an ever-changing market environment in search of profits while also remaining focused on avoiding potentially treacherous market conditions.

Summary

In another year as the Fund’s Sub Advisor, Warrington has continued to provide strong absolute and relative returns, while consistently managing market risks. We seek to continue asset growth as variable equity markets have highlighted the need for non-correlated assets. In volatile markets, Warrington ensures that risk management is paramount, while concurrently evaluating the risk/reward relationship of the opportunities presented by those volatile markets.

Sincerely,

Scott Kimple and Mark Adams, Portfolio Managers

Performance (%): Ending December 31, 20231

Annualized if greater than a year

Previous Strategy

Share Class/Benchmark	YTD	1 Year	3 Years	5 Years	Since 12/5/17[1]	10 Years	Since Inception*
Institutional Shares	5.06	5.06	2.87	3.90	4.94	0.50	-0.49
Class A	4.77	4.77	2.64	3.67	4.70	0.35	-0.68
Class A w/ Sales Charge	-0.21	-0.21	0.98	2.66	3.86	-0.13	-0.97
Class C	3.97	3.97	1.83	2.84	3.95	n/a	4.12
S&P 500 TR Index	26.29	26.29	10.00	15.69	12.25	n/a**	n/a**

*	Inception: 05/01/2007 (Class A & Inst.), 05/31/2016 (Class C)

**	S&P 500 TR Index not relevant to strategy prior to 12/5/2017 strategy change.

[1]	Prior to 12/5/2017, the Rational Tactical Return Fund was named the Rational Real Strategies Fund, which was managed by a different sub-advisor and implemented a different investment strategy.

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

[1]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Tactical Return Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

3137-NLD-02/05/2024

Rational Tactical Return Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2023

The Fund’s performance figures* for each of the periods ended December 31, 2023, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional	5.06%	3.90%	0.50%	(0.49)%	N/A
Class A	4.77%	3.67%	0.35%	(0.68)%	N/A
Class A with load	(0.21)%	2.66%	(0.13)%	(0.97)%	N/A
Class C	3.97%	2.84%	N/A	N/A	4.12%
S&P 500 Total Return Index (c)	26.29%	15.69%	12.03%	9.42%	13.48%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2023 prospectus, as supplemented to date, the total annual operating expense are 2.09% for Institutional Class shares, 2.36% for Class A shares and 3.06% for Class C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

Performance information for the period prior to December 5, 2017 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is May 1, 2007 for Class A, Institutional and the benchmark.

(b)	Inception date is May 31, 2016 for Class C and the benchmark.

(c)	The S&P 500 Total Return Index, a registered trademark of S&P Global, Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Asset Type ^	% of Net Assets
U.S. Treasury Bills	52.6%
Other/Cash & Equivalents	47.4%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2023

Rational Dynamic Brands Fund (HSUAX | HSUCX | HSUTX) (unaudited)

2023: Business Fundamentals Mattered Again. Brands Mattered Again

Current Portfolio Holdings, Analytics, Historical Data: Global Brands Portfolio Page

Dear Shareholders,

Happy New Year! 2023 was a much more pleasant year and one our team expected. We cannot predict, no one can, but our experience navigating markets for 30 years taught us to expect better outcomes when willing to buy at highly attractive prices. 2022 was not a pleasant year for investors, but we could not buy enough of our favorite global brands when the market put them on mega sale. That’s what you pay us for, to make the difficult decisions in very important periods of time.

The Rational Dynamic Brands Fund (the “Fund”) Institutional shares’ return for 2023 was +42.50%, versus the S&P 500 return of +26.29%.

The strong gains in absolute and relative terms were generated primarily due to these three factors: 1) the willingness to obtain attractive purchase prices in 2022, 2) dedication to the quality style factor across primarily Consumer Discretionary; Technology; and Communication Services sectors; and 3) our willingness to embrace volatility when it arrives and trade around our core positions or to take decisive action when we see a short-term tactical trading opportunity. In a market driven by CTA’s (commodity trading advisors), algorithms, and one-day-to-expiration (ODTE) options trading, investors must get comfortable with periodic bouts of volatility. Volatility is the friend of the long-term investor; these short-term periods often offer attractive opportunities to generate strong returns.

What worked in 2023?

1)	Mega-cap brands. Core holdings like Microsoft gained +58%, Amazon +80%, Meta +194%, Google +58%, Apple +49%, Lilly +60%, Lululemon +59%, and Costco +49%. These numbers sound incredible, and they are, but when one widens the lens a bit and looks at the 2 & 3 year returns of many of these great brands and the market overall, you’ll realize how much opportunity there still is across markets as we enter 2024. We believe that mean reversion is a wonderful concept every investor should embrace. Thesis: If stocks tend to compound at an 8-10% per year rate over long periods of time, it’s logical to assume the best companies across the most important industries should compound higher than the market and closer to 13%+ per year over time. Where the most relevant and leading brands are concerned, we have a significant amount of data to back up this thesis.

While markets were generally strong in 2023, the two-year return for the S&P 500 is a sub-par +3.26% or +1.62% annualized. Amazon, our largest and favorite holding has annualized at -4.55% for 2 years, and -2.3% over 3 years. For perspective, from the IPO in mid-1997 to 12/31/2019 just before the pandemic began, Amazon stock returned +31% annualized. We can say with a high degree of confidence, Amazon has more growth levers to pull than ever before and the return to strong free cash flow and high levels of net income has just begun. Amazon pulled forward many years of CAPEX (capital expenditure) spending to keep up with demand over the last few years, and now they will begin to reap the rewards.

There are many other examples like Amazon in our portfolio today. So many great brands are better positioned, cheaper, and more efficient than they have ever been and their stock prices have yet to fully reflect this new reality. We are excited for the future of leading brands as consumers & businesses get back to normal.

2)	Brands that crossed into profitability for the first time. Leading sports betting brand Draftkings had a phenomenal year at +209%. The leader in ride sharing, Uber, saw a +149% return as free cash flow sustainability was reached, and the stock was added to the S&P 500 Index. Latam e-commerce and fintech leader Mercado Libre turned in a great year at +85%.

3)	Our Alternative Asset Manager (private markets) basket also returned to its winning ways. Blackstone (BX) was +82%, KKR +80%, and Apollo Global +49%. There is significant demand from high net worth investors across private market assets. These brands stand to benefit. Importantly, if your clients opt for giving up a little liquidity to gain access to areas like Private Equity, Private Credit, Infrastructure, Differentiated Real Estate, etc., these brands win. If clients do not feel comfortable carving out some liquidity for private markets, they can benefit from the secular growth theme by owning the stocks as we do in the Fund.

Fun fact: Most top-tier alternative asset managers have generated exceptional returns for clients over time. Giving up some liquidity has historically paid handsomely. Logic would tell us; the stocks of these great brands should also be strong performers if their business was strong. Case in point: Since the initial public offering (IPO) in July 2007, Blackstone (BX) stock has annualized at +14.5%, very similar to its Private Equity returns. And this included the dreadful 2008-2009 period as well as the poor returns of 2022. KKR stock has annualized at 21% since its public debut in July 2010. Apollo Global has annualized at +22% since the IPO in April 2011. The stocks can be volatile at times, but these brands are dominating the industry. They also have a meaningful step-up in earnings coming as they deploy over $300 billion in dry powder over the next few years and increase realizations. KKR & APO are still quite cheap, have a decent shot at being added to the S&P 500 in 2024 (strong stock catalyst), and both are on their way to meet Blackstone at >$1 trillion in assets. The large and recurring fees at this level of scale are worthy of a higher multiple. We fully expect the stocks to reflect this reality over time.

Current Views on 2024:

●	We expect interest rates and inflation data to be rangebound and volatile. The easy part of containing inflation is now behind us; we suspect the data and the responses to the data to be more volatile throughout 2024. That means you can expect us to trade around core positions when short-term volatility arrives.

●	2–3-year laggards return to their former glory as the normalization process continues. Currently, about 55% of the portfolio could be classified in this category.

●	We expect rolling corrections across sectors and industries to continue. This should also continue to offer opportunities for more active investors like us. The Fund has a very high tracking error (looks different than the S&P 500) by design. This makes it a great complement to passive investments.

●	Geopolitics & U.S. political antics could continue to spark short periods of volatility.

●	The quality style factor that includes strong free cash flow, stable & predictable earnings, and solid balance sheets should continue to perform and be an overweight in the portfolio.

●	A broadening of the returns should happen as more stocks participate, particularly in 2H 2024.

●	The economy could slow further into Q2 2024 as the effects of Fed tightening continue to affect secondary businesses and those in need of refinancing. This would allow us to get more exposure to industries & leading brands we admire.

●	The consumer will likely stay stingy about spending. Trade down activity should continue for 2/3 of the consumer base. Wealthier consumers will continue to be disciplined about spending. Brand relevance, brand love, and high brand loyalty is where we see the best opportunities.

●	Consumer sentiment should improve as the wealth effect and job security keep them engaged in their favored spending categories. Wage gains are strong, which feeds into better discretionary income, which feeds into solid consumer spending, which drives 70% of total GDP. Experiences, travel, e-commerce, discount shopping, and wellness are key areas of focus for the team.

Non-Consensus View Using Data Over Opinions:

We have sufficient data that FOMO (fear of missing out) was in-play late in 2023 which helped drive the market up after a slight pullback into late October. We would consider these FOMO flows to be transitory and likely non-committed capital. Money market investments in the U.S. now have a record $6 trillion and are earning less than they used to. Globally, there’s now over $8 trillion in money markets. Some of this money will eventually de-anchor from fear allocations and shift into more risky assets like bonds and stocks. Portfolios that have been positioned overly defensively will also need to be right sized. In the end, there’s plenty of fuel that could come back to equities, particularly given the likelihood that the economy will continue to stay out of recession and recover from Fed manipulation.

There’s a significant number of opinions and predictions based on the direction of Fed Funds and inflation over the next year or two. We try not to be in the predicting game and focus on business fundamentals and consumer spending trends where we feel like we have a big edge over peers. We did, however, have some fun late in the year doing a research project to identify how the S&P 500 tended to perform in periods like the most likely Fed Funds and inflation set up today. Our base case for 2024 and possibly 2025 is Fed Funds to anchor around 4-5% with inflation in the 2-4% range, slightly higher than the Fed’s 2% stated goal. As it turns out, looking back, the S&P 500 has been in these ranges 11 of the last 53 years: 2023, 2007, 2006, 1999, 1997, 1996, 1995, 1994, 1991, 1972, and 1971. Averaging these years shows an S&P 500 return of +20.6% with no down calendar years. Most sectors performed well in these years but Technology, Consumer Discretionary, and Healthcare were the top performers. While we certainly won’t anchor to the 20% return historical lookback, the most likely outcome for the cost of capital and inflation seems to be much more positive than conventional wisdom expects. Remember, the Fed has been manipulating the economy down and it cannot or will not do that forever. At some point, the economy will fully recover, consumer sentiment will recover, and stocks tend to perform well in this type of environment. The equity market returns also tend to be much more broad-based in these scenarios.

The Brands Portfolio

In aggregate, we believe the Fund continues to offer a very high-quality portfolio of stocks with attractive sales and earnings growth projections and one that is filled with free cash flow generators that have strong histories of compounding those investments at an attractive rate. The portfolio of brands has strong pricing power, high brand love, and generates strong free cash flows, which can be used for buybacks, dividend payments, and future growth initiatives. As owners of this portfolio ourselves, we sleep very well at night no matter what the macro market brings.

Should we see early weakness in 2024 given the current overbought readings we see, you can assume we will take advantage of weakness to build bigger positions in our favorite brands. We know with certainty, “purchase price matters,” and the best prices happen when markets go on sale. Let us all embrace the volatility that comes so our long-term retirements get more secure.

We thank you for your loyalty to the Rational Dynamic Brands Fund and for appreciating the value of investing in the $50+ trillion global consumption theme and through the brands that make a difference in all our lives. Investing in the brands that build innovative and necessity-based products and services is a timeless approach to long-term investing.

Reminder: The holdings and allocation weights will change over time according to the opportunities we see in the marketplace. Fund holdings are subject to change and should not be considered investment advice.

Sincerely,

The Accuvest Dynamic Brands Team

Eric Clark, Dave Garff, James Calhoun

Performance (%): Ending December 31, 2023

Annualized if greater than a year

Previous Strategy

Share Class/Benchmark	YTD	1 Year	3 Years	5 Years	Since 10/16/17[1]	10 Years	Since Inception*
Institutional Shares	42.50	42.50	1.90	14.32	12.47	8.19	10.77
S&P 500 TR Index	26.29	26.29	10.00	15.69	12.53	12.03	10.74
Class A	42.10	42.10	1.61	14.01	12.17	7.90	10.48
Class A w/ Sales Charge	35.32	35.32	-0.02	12.90	11.29	7.38	10.23

* Inception: 09/27/2002

[1]	Prior to 10/17/2017, Rational Dynamic Brands Fund was named the Rational Defensive Growth Fund, which implemented a different investment strategy.

The maximum sales charge for Class A Shares is 4.75%. In the case of investments of $1 million or more (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (CDSC) may be assessed on shares redeemed within two years of purchase. The gross expense ratios were 1.47%, 2.18%, and 1.20% for the Class A, Class C, and Institutional shares, respectively. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call 800-253-0412 or visit www.RationalMF.com.

There is no assurance that the Fund will achieve its investment objective.

As of December 31, 2023, the Fund’s top 10 holdings were:

Amazon	14.62%
Live Nation	6.27%
Lululemon	4.70%
Costco	4.59%
KKR & Co	4.59%
Microsoft	4.55%
Apollo Global	4.38%
Visa	4.34%
MercadoLibre	4.20%
L’Oreal SA	4.17%

Important Risk Considerations:

Investing in the Fund carries certain risks. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. These factors may affect the value of your investment. Investments in international markets present special risks including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxations and differences in auditing and other financial standards. Risks of foreign investing are generally intensified for investment in emerging markets. Emerging market securities tend to be more volatile and less liquid than securities traded in developed countries.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Rational Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (800) 253-0412 or at www.RationalMF.com. The prospectus should be read carefully before investing. The Rational Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Rational Advisors, Inc. is not affiliated with Northern Lights Distributors, LLC.

5136-NLD-2/1/2024

Rational Dynamic Brands Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2023

The Fund’s performance figures* for each of the periods ended December 31, 2023, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional	42.50%	14.32%	8.19%	10.77%	N/A
Class A	42.10%	14.01%	7.90%	10.48%	N/A
Class A with load	35.32%	12.90%	7.38%	10.23%	N/A
Class C	41.07%	13.16%	N/A	N/A	7.36%
S&P 500 Total Return Index (c)	26.29%	15.69%	12.03%	10.74%	12.14%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2023 prospectus, as supplemented to date, the total annual operating expense are 1.20% for Institutional shares, 1.47% for Class A shares and 2.18% for Class C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

Performance information for the period prior to October 17, 2017 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is September 27, 2002, for Class A, Institutional and the benchmark.

(b)	Inception date is January 2, 2014 for Class C and the benchmark.

(c)	The S&P 500 Total Return Index, a registered trademark of S&P Global, Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
E-Commerce Discretionary	18.9%
Asset Management	12.6%
Leisure Facilities & Services	12.1%
Internet Media & Services	10.5%
Apparel & Textile Products	8.1%
Retail - Discretionary	7.0%
Biotech & Pharma	5.6%
Retail - Consumer Staples	4.6%
Software	4.5%
Technology Services	4.4%
Other/Short-Term Investments	11.7%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2023

Rational Strategic Allocation Fund (RHSAX | RHSCX | RHSIX) (unaudited)

Dear Shareholders,

The Rational Strategic Allocation Fund (the “Fund”) seeks current income and moderate appreciation of capital by implementing a distinct “index plus” strategy that provides investors exposure to a non-traditional fixed income portfolio with an S&P 500 Index equity overlay. During 2023, the Fund underperformed the S&P 500 Total Return Index (1) with a 23.75% (Class A) return versus 26.29% for the S&P 500 Total Return Index. The Fund lagged because of its allocations to futures contracts on the S&P 500 Index and fixed-income funds.

Investment Strategy

The Fund invests in a portfolio of futures contracts on the S&P 500 Index and income-oriented mutual funds typically representing non-traditional fixed-income asset classes. We select underlying funds using a fundamental research process, including a top-down analysis of market conditions and investment category historical performance during various market conditions. We also perform a bottom-up analysis of each potential fund for investment, including investment allocations, investment valuations and characteristics, positioning, historical performance during various market conditions, and each fund’s portfolio manager’s outlook. The Fund typically maintains 70% to 100% notional exposure to the S&P 500 Index and 70% to 100% notional exposure to the fixed income portfolio.

Fund Performance

The Fund performed in-line with our expectations. Our exposure to S&P 500 Index futures contracts allowed us to participate in the upswings of the equity markets, while our non-traditional fixed-income portfolio served to provide current income and support the goal of moderate capital appreciation by buffering the impact of downside equity market volatility. Throughout 2023, we were able to maintain our targeted notional exposure of 70% to 100% to the S&P 500 Index.

The majority of the holdings performed to our expectations. The top performing funds held in the portfolio during 2023 were the Catalyst/CIFC Floating Rate Income Fund (CFRIX +13.27%) and the Catalyst Insider Income Fund (IIXIX +9.22%). The weakest performing fund held in the portfolio during 2023 was the AlphaCentric Income Opportunities Fund (IOFIX -5.52%).

The Fund’s total annualized returns through December 31, 2023 as compared to the S&P 500 Total Return Index were as follows:

Performance (%): Ending December 31, 20231

Annualized if greater than a year

Share Class/Benchmark	YTD	1 Yr	3 Yr	Since 12/05/19	5 Yr	10 Yr	Since Inception*
Class A	23.75	23.75	5.95	3.67	5.26	4.24	5.53
S&P 500 TR Index	26.29	26.29	10.00	12.39	15.69	12.03	13.75
Class A w/ Sales Charge	17.93	17.93	4.24	2.44	4.23	3.73	5.18
Institutional Shares	24.05	24.05	6.22	3.89	5.50	n/a	5.44
Class C	22.94	22.94	5.22	2.93	4.50	n/a	4.42
S&P 500 TR Index	26.29	26.29	10.00	12.39	15.69	n/a	13.48

* Inception: Class A: 07/30/2009, Institutional & Class C: 05/31/2016

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

The views expressed in this letter were those as of December 31, 2023 and may not necessarily reflect views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Fund’s present investment methodology and do not constitute investment advice.

Sincerely,

David Miller
Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Strategic Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

5173-NLD-2/15/2024

Rational Strategic Allocation Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2023

The Fund’s performance figures* for each of the periods ended December 31, 2023, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional	24.05%	5.50%	N/A	N/A	5.44%
Class A	23.75%	5.26%	4.24%	5.53%	N/A
Class A with load	17.93%	4.23%	3.73%	5.18%	N/A
Class C	22.94%	4.50%	N/A	N/A	4.42%
S&P 500 Total Return Index (c)	26.29%	15.69%	12.03%	13.75%	13.48%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2023 prospectus, as supplemented to date, the total annual operating expense are 2.46% for Institutional shares, 2.79% for Class A shares and 3.44% for Class C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

Performance information for the period prior to December 13, 2019 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is July 30, 2009 for Class A and the benchmark.

(b)	Inception date is May 31, 2016 for Class C, Institutional and the benchmark.

(c)	The S&P 500 Total Return Index, a registered trademark of S&P Global, Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Asset Type ^	% of Net Assets
Alternative	63.2%
Fixed Income	23.4%
Other/Short-Term Investments	13.4%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s total investments.

December 31, 2023

Rational/ReSolve Adaptive Asset Allocation Fund (RDMAX | RDMCX | RDMIX) (unaudited)

Dear Shareholders,

The ReSolve Adaptive Asset Allocation1 methodology utilized for the Rational/ReSolve Adaptive Asset Allocation Fund (the “Fund”) uses proprietary quantitative models that are designed to emphasize characteristics such as, but not limited to, total return momentum, trends, seasonal patterns, carry measures, mean reversion and others, while simultaneously seeking to maximizie diversification based on changing estimates of volatility and correlations across a global universe of futures markets referencing stock and bond indices, commodities, and currencies.

Portfolio Review

The strategy suffered losses in the first half of the year driven by the alpha portion of the strategy, partially countered by positive returns delivered by the beta component. In the second semester, the beta component was flat while the alpha portion produced positive results, concentrated in the third quarter.

Figure 1. 2023 Return Attributions

Sector	1st Semester	2nd Semester	2023
Bonds	-1.9%	-0.8%	-2.8%
Currencies	2.3%	-2.2%	0.2%
Energies	-4.2%	2.1%	-1.9%
Grains	-3.6%	-0.8%	-4.4%
Indices	7.2%	3.5%	10.4%
Volatility	-0.2%	0.1%	-0.1%
Metals	-1.5%	-1.1%	-2.6%
Softs	-0.1%	0.7%	0.7%

Total	-1.9%	1.5%	-0.5%

Past performance is not indicative of future results.

Note: Results may differ due to rounding. Performance is expressed in USD. Strategy attribution is a best-efforts approximation, net of all applicable borrowing costs, fees and fund accruals for the period. Indicated returns of one year or more are annualized.

Equities were by far the best performers, led by long Italian MIB, Spanish IBEX, Aussie200, Japanese Topix and Nikkei, as well as short UK FTSE and active trading in the S&P 500 and French CAC40.

Softs also delivered positive returns, driven largely by long cocoa and sugar.

Currencies provided incremental profits, as gains from short Japanese Yen, Aussie, and Kiwi Dollars, and long British Pound in the second and third quarter were partially offset by losses in the fourth quarter from short Canadian Dollar and Swiss Franc.

Grains were the largest detractors, primarily due to longs in bean oil, soy meal, milling wheat and Kansas City wheat.

1	For our longest-running track record, please visit: https://investresolve.com/strategies/resolve-adaptive-asset-allocation-cad-8-volatility/

Bonds also suffered, primarily from longs in 5- and 10-year US Treasuries, and shorts in German 5-year Bobl and 30-year Buxl. Long UK Gilts and active positioning in German 10-year Bunds provided important offsetting gains.

Metals sustained losses from short gold, and active trading in silver and copper.

Energies detracted in the first semester from active positioning in crude oil, with a partial recovery in the second half led by longs in gasoil and heating oil.

Performance (%): Ending December 31, 20231

Annualized if greater than a year

Previous Strategy

Share Class/Benchmark	YTD	1 Year	3 Years	5 Years	Since 02/27/18[1]	10 Years	Since Inception*
Institutional Shares	-0.46	-0.46	2.40	5.04	2.43	3.31	5.60
BarclayHedge CTA Index	-0.30	-0.30	3.87	4.46	3.44	2.42	4.22
S&P 500 TR Index	26.29	26.29	10.00	15.69	11.61	12.03	10.19
Class A	-0.71	-0.71	2.14	4.77	2.18	3.05	5.34
Class C	-1.43	-1.43	1.40	4.01	1.43	2.30	4.57
Class A w/ Sales Charge	-6.40	-6.40	0.15	3.54	1.15	3.05	5.34

*	Inception: 02/01/1994. The performance shown prior to September 30, 2016 is that of the Predecessor Fund, which reflects all of the Predecessor Fund’s actual fees and expenses adjusted to include any fees of each share class.

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information please call the Fund, toll free at 1-800-253-0412.

The Fund acquired all of the assets and liabilities of Chesapeake Fund, LLC (the “Predecessor Fund”) in a tax free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund. At the time of the reorganization, the Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Effective February 27, 2018, the Fund’s investment strategy changed, and the current Sub Advisor replaced the prior sub-advisor. Consequently, prior performance may not reflect the Fund’s current operations.

General Market Review

The year began with a rally across global equities and bonds, as decelerating inflation in the US and Europe rekindled hopes that a potential pause in monetary tightening was in sight, even though central banks continued to emphasize a tightening bias. The seesaw of cyclical and structural forces pulled in opposite directions, generating increased complexity to the future path of US interest rates and, by extension, risk appetite for global assets.

During the second week of March, large (albeit unrealized) losses from Treasury holdings, that had been accumulating across the US banking system since the Fed began raising rates, precipitated the first bank run of the digital age. A large number of depositor capital rapidly fled from smaller regional banks, and financial institutions otherwise perceived as “non-systematically important”, and into the (relative) less risky and yield offered by Treasuries and other sovereign debt.

After 10 consecutive hikes, the Fed paused in June as inflation moderated, then raised rates one last time in 2023 at the following FOMC meeting. The European Central Bank raised interest rates to an all-time high while signaling an end to the current hiking cycle, as Eurozone inflation fell to its lowest in almost two years. Chinese indicators continue pointing to a faltering recovery as growth remains sluggish, amidst rising youth unemployment and deflationary pressures. Despite loosening its yield curve control (YCC) policy in July, moving one step closer to normalization, the Bank of Japan was forced to intervene and protect the 1 percent yield cap on 10-year government bonds in the wake of the biggest selloff in 25 years.

US GDP accelerated in the third quarter, displaying resilience in the face of tighter monetary conditions. As inflation continued to slow, the final FOMC meeting of the year indicated that officials expect 75 basis points of rate cuts in the new year. Combined with subsequent dovish remarks by Fed chairman Jerome Powell, investors were granted the long-awaited policy pivot and unleashed animal spirits, leading to a strong rally in risk assets.

Outlook

A narrowly averted government shutdown, an expected doubling of the federal budget deficit and a national debt milestone of 33 trillion dollars further contributed to the souring mood, bringing the precarious US fiscal position into focus. While the Fed is no longer the dominant buyer of Treasuries under Quantitative Tightening (QT), US banks have pulled back from the market in the wake of the banking crisis earlier this year, and appetite from foreign sovereign buyers also appears to be waning at the margin. Combined with surging debt and ballooning deficits, market forces have pushed US Treasuries to clear at a lower price, resulting in higher yields. As Ray Dalio, Chief investment officer of investment management firm Bridgewater Associates, recently put it: “We’re going to have a debt crisis in this country. How fast it transpires, I think, is going to be a function of that supply-demand issue, so I’m watching that very closely.”2

The war in Ukraine seems to have ground to a stalemate, with no end in sight. Conflict in the Middle East has affected global shipping and could escalate at any moment. US-Sino relations remain strained, despite recent diplomatic efforts for rapprochement, and might be further complicated by the upcoming elections in Taiwan. A growing number of countries, led by the Association of Brazil, Russia, India, China and South Africa (BRICS), have been moving away from the US dollar and conducting bilateral trade in their own currencies. It has been many decades since the world saw this much geopolitical tension. As the paradigm continues to shift, we believe that investors should continue to focus on diversification, rebalancing portfolios and managing risk as opportunities arise.

Sincerely,
ReSolve Asset Management Inc.
Strategy Sub-Advisors
and
ReSolve Asset Management SEZC (Cayman), Futures Trading Advisor

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

5139-NLD-2/1/2024

[2]	https://www.cnbc.com/2023/09/28/ray-dalio-says-the-us-is-going-to-have-a-debt-crisis.html

Rational/ReSolve Adaptive Asset Allocation Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2023

The Fund’s performance figures* for each of the periods ended December 31, 2023, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional (c)	(0.46)%	5.04%	3.31%	N/A	5.60%
Class A	(0.71)%	4.77%	N/A	2.21%	N/A
Class A with load	(6.40)%	3.54%	N/A	1.37%	N/A
Class C	(1.43)%	4.01%	N/A	1.48%	N/A
S&P 500 Total Return Index (d)	26.29%	15.69%	12.03%	13.51%	10.19%
Barclay Hedge CTA Index (e)	(0.30)%	4.46%	2.42%	2.53%	4.22%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2023 prospectus, as supplemented to date, the total annual operating expense are 2.20% for Institutional shares, 2.48% for Class A shares and 3.15% for Class C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 5.75%.

Performance information for the period prior to February 27, 2018 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is September 30, 2016 for Class A, Class C and the benchmarks.

(b)	Inception date is February 28, 1994 for Institutional and the benchmarks.

(c)	The Fund acquired all of the assets and liabilities of Chesapeake Fund LLC (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund. At the time of the reorganization, the Fund’s investment objective, policies and guidelines were, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on February 28,1994. Updated performance information is available at no cost by calling 1-800-253-0412 or visiting the Fund’s website at www.RationalMF.com.

(d)	The S&P 500 Total Return Index, a registered trademark of S&P Global, Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(e)	The Barclay Hedge CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Type ^	% of Net Assets
U.S. Treasury Bills	63.1%
Other/Cash & Equivalents	36.9%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Consolidated Schedule of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2023

Rational/Pier 88 Convertible Securities Fund (PBXAX, PBXCX, PBXIX) (unaudited)

Dear Shareholders,

The Rational/Pier 88 Convertible Securities Fund (the “Fund”) seeks total return consisting of capital appreciation and income, by investing primarily in convertible securities, which offer equity participation with the added benefit of a bond floor component. The Fund maintains an average investment grade rating with the goal of providing additional downside risk management. The Pier 88 approach to managing the convertible bond asset class can be characterized by the word “balance.” We endeavor to take a balanced view of risk versus reward. The team is cognizant that all investments present a plethora of risk including macroeconomic, market and idiosyncratic. Our portfolio seeks to remain diversified from a market sector, market capitalization and style perspective.

Investment Strategy

The Fund seeks to achieve its objective by investing in convertible securities, which are “hybrid” securities that possess both fixed income and equity characteristics. The convertible securities asset class is often overlooked because of its unique profile and often trades at a discount to its pari-passu fixed income counterparts. As equity sensitivity has been the primary driver of returns of the asset class, our investment team employs an equity analysis perspective for investment decisions.

Fund Performance

During 2023, the Fund’s Institutional shares returned 3.29% versus 6.74% for the ICE BofAML Investment Grade US Convertible 5% Constrained Index (“VX5C.”) In 2022, the Fund generated top decile performance in its Morningstar Convertibles category, as it was defensively positioned in sectors like healthcare and protected investors much better than peers. For 2023, healthcare underperformed as a sector, as investors rotated into mega cap technology names. PBXIX was overweight healthcare which negatively impacted performance, while the underweight in utilities positively impacted performance relative to the VX5C. As the technology convertibles in the Fund were below par and had lower deltas, they weighed on performance in a rising market. Our underweight to the security BKNG (the index had a 5% position), which appreciated significantly, negatively impacted performance from a stock specific basis. For risk purposes, the Fund tends to not hold 5% positions in high priced, high delta positions. Moreover, two specific healthcare names, PODD and DXCM, were negatively impacted this year as the market rewarded weight loss drug companies that offer GLP drugs and punished companies that offered devices for diabetes. We believe the market has unduly punished these names based on current and expected future fundamentals.

Outlook

The Pier 88 Investment Team is constructive on the convertible bond asset class given a historically high Sharpe ratio (risk-adjusted return), competitive yield, positive correlation with rising interest rates, risk-reward profile, and a plethora of convertibles of high growth companies trading significantly below par allowing for a diversified portfolio to express thematic views.

Within the asset class, we see investment grade convertible securities as a particularly compelling investment opportunity in the current market environment as they provide the potential for equity participation with the added downside protection of better credit profiles. Further, the investment grade convertible securities universe is well diversified across industry sectors and market caps. It also offers a current yield that is competitive to broader equity markets. As interest rates remain “higher for longer,” weaker positioned companies and those with excessive debt are at increasing risks of default. This risk increases if the economy slows. Unlike the high yield market, the convertible market tends to be comprised of growth companies levered to secular trends where the convertible bond is likely the only debt instrument in the capital structure. Further, convertibles tend to be issued at lower interest rates than high yield. Finally, convertibles have been a more comprehensive asset class to high yield and other segments of the fixed income markets.

Pier 88’s decade of experience with the asset class leads us to conclude that being levered to great growth companies with appreciating stocks has enabled the asset class to experience strong appreciation. This asset class has historically attracted high growth innovation companies, which may not have found the high yield debt market welcoming.

As the asset class has a historically high Sharpe ratio, Pier 88 believes a fundamental “equity lens” approach provides a method to uncover compelling investment opportunities in the current macroeconomic environment. By focusing on the underlying equity element of this hybrid security and concentrating on “delta”, a main driver of returns, Pier 88 posits that an investment grade convertible allocation can be a compelling way for investors to achieve more performance from their traditional fixed income portfolios. We believe the offensive/defensive traits of convertible bond provide for an attractive risk-adjusted way to gain exposure to many of these exciting growth companies in the current market regime.

Sincerely,
Frank Timons
Portfolio Manager

The Fund’s total annualized returns through 12/31/23 as compared to its benchmark were as follows:

Performance (%): Ending December 31, 2023

Annualized if greater than a year

Share Class/Benchmark	QTD	YTD	1 Year	3 Years	5 Years	Since Inception*
Institutional Shares	6.42	3.29	3.29	0.50	7.29	6.63
Bloomberg US Aggregate TR Index	6.82	5.53	5.53	-3.31	1.10	1.28
S&P 500 TR Index	11.69	26.29	26.29	10.00	15.69	12.80
ICE BofAML Investment Grade US Convertible 5% Constrained Index	5.83	6.74	6.74	4.02	8.00	8.17
Class A	5.94	2.73	2.73	0.17	6.99	6.35
Class C	5.80	1.92	1.92	-0.58	6.24	5.58
Class A w/ Sales Charge	0.90	-2.15	-2.15	-1.44	5.94	5.60

*	Inception: 03/01/2017. The performance shown prior to December 6, 2019 is that of the Predecessor Fund, which reflects all of the Predecessor Fund’s actual fees and expenses adjusted to include any fees of each share class.

Maximum sales charge for Class A is 4.75%. Maximum Deferred Sales Charge of 1.00% on Class C shares applies to shares sold within 12 months of purchase. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Results shown reflect the waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. To obtain the most recent month end performance information or the Fund’s prospectus please call 800-253-0412 or visit www.RationalMF.com.

[1]	Bloomberg US Convertibles TR Index: An index used to represent the U.S. convertible bond asset class.

5140-NLD-2/1/2024

Rational/Pier 88 Convertible Securities Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2023

The Fund’s performance figures* for each of the periods ended December 31, 2023, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception(a)	Since Inception(b)
Institutional (c)	3.29%	7.29%	N/A	6.63%
Class A	2.73%	6.99%	4.49%	N/A
Class A with load	(2.15)%	5.94%	3.24%	N/A
Class C	1.92%	6.24%	3.77%	N/A
S&P 500 Total Return Index (d)	26.29%	15.69%	12.59%	12.58%
Bloomberg US Convertible TR Index (e)	13.49%	12.15%	10.10%	10.08%
ICE BofA Investment Grade U.S. Convertible 5% Constrained Index (f)	6.74%	8.00%	5.24%	8.16%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2023 prospectus, as supplemented to date, the total annual operating expense are 1.17% for Institutional shares, 1.42% for Class A shares and 2.12% for Class C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253- 0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is December 6, 2019 for Class A, Class C and the benchmarks.

(b)	Inception date is March 1, 2017 for Institutional and the benchmarks.

(c)	The Fund acquired all of the assets and liabilities of Lake Como Convertible Bond Fund L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 6, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on March 1, 2017. Updated performance information will be available at no cost by calling 1-800-253-0412 or visiting the Fund’s website at www.rationalmf.com.

(d)	The S&P 500 Total Return Index, a registered trademark of S&P Global, Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(e)	The Bloomberg US Convertible TR Index: An index used to represent the US convertible bond asset class

(f)	The ICE BofA Investment Grade U.S. Convertible 5% Constrained Index (VX5C) is a market-capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADRs or cash equivalent and have a market value of at least $50 million. It includes Coupon, OID, or zero coupon convertible bonds rated by Moody’s and/or S&P with an average rating of Baa3/BBB- or higher. All positions are capped at 5% of market value.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Software	26.4%
Electric Utilities	11.9%
Banking	8.8%
Real Estate Investment Trusts	8.0%
Internet Media & Services	7.3%
E-Commerce Discretionary	5.8%
Asset Management	5.1%
Medical Equipment & Devices	4.2%
Technology Services	3.7%
Oil & Gas Producers	2.5%
Other/Short-Term Investments	16.3%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2023

Rational Special Situations Income Fund (RFXAX | RFXCX | RFXIX) (unaudited)

Dear Shareholders,

The Rational Special Situations Income Fund’s (the “Fund”) Institutional class shares returned +4.08% in 2023. After a volatile year, the Bloomberg U.S. Aggregate Bond Index (the “Agg”) was buoyed by the December 2023 rally in rates (10-year Treasury yields fell by 45 bps in December) and returned +5.53% in 2023. Similarly, the Bloomberg Barclays U.S. Mortgage Backed Securities Index returned +5.05% on the year.

While the Agg was buffeted by interest rates, the Fund had a muted response. For 2023, the Fund’s beta (expected to move relative to reference data point) to the Agg, based on daily returns, was only 0.10. It is generally the case that when markets become more volatile (as was the case with fixed income throughout 2023), correlations become much tighter. We believe that the realized beta of the Fund to the Agg further solidifies the Fund as a diversifying addition to the fixed income component of an investment portfolio.

While the Fund benefited this year from the high yield on pre-2008 non-agency residential mortgage-backed securities (“NARMBS”) and many of our special situation trades in both the residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) spaces, performance was hurt by a general decline in CMBS prices - as well as a steep (and we believe temporary) decline in the price of our largest special situation position.

Pre-2008, NARMBS began the year with a loss-adjusted yield of approximately 8% and finished the year at about 7.5%. In other words, the relatively modest rally in nominal long-adjusted yields was not the largest driver of our performance. Credit risk continued to be a small risk to those holdings, and we were able to collect principal and interest payment as expected. With the recent drop in risk-free rates, we believe that NARMBS yields are substantially more attractive now than they were a year ago, simply because the spread between their yields and Treasury yields has widened.

In our opinion, we also benefited from the ripening of a handful of special situation trades in RMBS. For instance, the Fund made about 40 bps in June 2023 on an “indirect litigation trade,” i.e. a trade involving bonds that were the subject of litigation, but for which we had no involvement in the proceedings. Our expertise in, and focus on, RMBS litigation afforded us an opportunity to better understand and respond more swiftly to the announcement of a settlement in the case than most market participants. As a result, we were able to acquire bonds at an approximately 40% discount to their post-settlement, fundamental value. We believe other market participants either misinterpreted the consequences of the settlement on future cash flows or simply assigned too large a discount for uncertainty, even after most of the uncertainty had been resolved by the courts.

On the direct litigation side, we presented arguments in court for another special situation trade at the end of January 2023. Disappointingly, the judge has not yet ruled, but we are hopeful that the delay is a sign that the judge is diligently wrestling with the complexities in the case. The largest obstacle we often face is complexity because, we believe, maintaining the status quo is the path of least resistance for a judge, which usually works to the detriment of the plaintiff.

The CMBS market underperformed our expectations this year, but not because of unsuccessful special situation plays or disappointing realized yields. In fact, we made money from both special situation trades and yields in this sector, but CMBS generally fell out of favor with investors and prices declined across the board. We believe most of the CMBS we focus on are more attractive now than they were a year ago.

We continue to look for (and find) credit-remote CMBS plays that involve healthy yields (low double digit yields are typical) in baseline scenarios and which actually do better in both very positive and very negative economic scenarios. If commercial property values were to rally significantly this year, we would likely see spread tightening and therefore higher prices on our target bonds. Alternatively, if property values were to decline precipitously, we would likely see rising defaults and liquidations of underlying properties, leading to accelerated repayments on the most senior bonds. Note that when we purchase a bond at a discount to par, earlier than expected repayment of principal increases the bond’s IRR (internal rate of return).

Ambac surplus notes continue to be our largest position. Much to our surprise, it was a drag on our performance last year. We feel that the prospects are brighter than they have ever been for a successful resolution of litigation related to these notes on a relatively short time frame. The price was driven down late in the year by a few aggressive sellers.

We are very optimistic for 2024. Non-agency RMBS continue to offer comprehensive loss-adjusted yields, special situations abound in both RMBS and CMBS, and we are very excited about the special situations we already hold, especially the Ambac trade.

We will continue to focus on senior tranches and to minimize interest rate risk. We find it likely that, this will continue to result in lower volatility of our daily performance relative to other fixed income funds.

We thank you for your continued support.

Sincerely,

Dr. Eric S. Meyer and William Van de Water

Portfolio Managers

Performance (%): Ending December 31, 2023

Annualized if greater than a year

Share Class/Benchmark	1 Year	3 Years	5 Years	10 Years	Since Inception*
Institutional Shares	4.08	2.81	3.85	6.39	12.30
Bloomberg US Agg TR Index	5.53	-3.31	1.10	1.81	2.76
Bloomberg MBS TR Index	5.05	-2.86	0.25	1.38	2.15
Class A	3.88	2.56	3.59	6.12	12.03
Class C	3.06	1.80	2.82	5.33	11.19
Class A w/ Load	-1.08	0.91	2.59	5.61	11.66

*	Inception: 02/01/2009. The performance shown prior to July 17, 2019 is that of the Predecessor Fund, which reflects all of the Predecessor Fund’s actual fees and expenses adjusted to include any fees of each share class.

Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Results shown reflect the expense waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. To obtain the most recent month end performance information please call 800-253-0412 or visit www.RationalMF.com.

Maximum sales charge for Class A is 4.75%. Maximum Deferred Sales Charge of 1.00% on Class C shares applies to shares sold within 12 months of purchase. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Rational Funds. This and other important information about the Fund are contained in the prospectus, which can be obtained by calling (800) 253-0412 or at www.rationalmf.com. The prospectus should be read carefully before investing. The Rational Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Rational Advisors, Inc. is not affiliated with Northern Lights Distributors, LLC.

Important Risk Information

Investing in the Fund carries certain risks. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds; the Fund is subject to concentration risk. When the Fund invests in asset-backed securities and mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. Lower-quality bonds, known as “high yield” or

“junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. Credit risk is the risk that the issuer of a security will not be able to make principal and interest payments when due. These factors may affect the value of your investment.

The Fund commenced operations by acquiring all of the assets and liabilities of ESM Fund I, L.P. (the “Predecessor Fund”) in a tax-free reorganization on July 17, 2019 (the “Reorganization”). In connection with the Reorganization, investors in the Predecessor Fund received Institutional shares of the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. However, the Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the “1940 Act), and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act or Subchapter M of the Internal Revenue Code, which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. The Fund’s Sub-Advisor was the investment adviser to the Predecessor Fund. The Fund’s fees and expenses are expected to be higher than those of the Predecessor Fund, so if the Fund’s expenses were applied to the Predecessor Fund’s performance, the performance would have been lower.

5137-NLD-2/1/2024

Rational Special Situations Income Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2023

The Fund’s performance figures* for each of the periods ended December 31, 2023, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional (c)	4.08%	3.85%	6.39%	N/A	12.30%
Class A	3.88%	N/A	N/A	2.70%	N/A
Class A with load	(1.08)%	N/A	N/A	1.58%	N/A
Class C	3.06%	N/A	N/A	1.94%	N/A
Bloomberg U.S. Aggregate Bond Index (d)	5.53%	1.10%	1.81%	(0.08)%	2.76%
Bloomberg U.S. Mortgage Backed Securities Index (e)	5.05%	0.25%	1.38%	(0.68)%	2.15%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2023 prospectus, as supplemented to date, the total annual operating expense are 1.80% for Institutional shares, 2.06% for Class A shares and 2.77% for Class C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is July 17, 2019 for Class A, Class C and the benchmarks.

(b)	Inception date is February 1, 2009 for Institutional and the benchmarks.

(c)	The Fund acquired all of the assets and liabilities of ESM Fund I, L.P. (the “Predecessor Fund”) in a tax-free reorganization on July 17, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund, so the Predecessor Fund became the Institutional shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations in February 2009. Updated performance information will be available at no cost by calling 1-800-253-0412 or visiting the Fund’s website at www.RationalMF.com.

(d)	The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year. Investors cannot invest directly in an Index.

(e)	The Bloomberg U.S. Mortgage Backed Securities Index tracks agency mortgage pass-through securities. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Non Agency Collateralized Mortgage Backed Securities	26.4%
Collateralized Mortgage Obligations	25.6%
Insurance	14.3%
Home Equity	11.2%
Residential Mortgage	10.9%
Manufactured Housing	4.2%
Synthetic Fibers and Chemicals	1.9%
Specialty Finance	1.2%
Auto Loan	0.6%
Banking	0.4%
Other/Short-Term Investments	3.3%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2023

Rational Real Assets Fund (IGOAX, IGOCX, IGOIX) (unaudited)

Formerly, the Rational Inflation Growth Fund

Dear Shareholders,

The Rational Real Assets Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing in exchange-traded equity securities of “real assets” companies. The Fund defines “real assets” companies as those in energy, materials, industrials, real estate, and utility sectors.

The Fund primarily invests in the common stock of domestic and foreign companies, including American Depositary Receipts (“ADRs”) and real estate investment trusts (“REITs”), with any market capitalization within sectors and/or asset classes that SL Advisors, LLC (the “Sub-Advisor”), believes to own “real assets” including those in the real estate, infrastructure, energy, basic materials, utilities, and industrials sectors.

Fund Performance

The Fund lagged its official benchmark which is a composite of 60% S&P500 Total Return Index and 40% the Bloomberg US Aggregate Total Return Bond Index which returned 17.67%. This was led by the strong performance of the S&P500 of 26.3% as well as solid performance from the Bloomberg US Aggregate Bond Index of 5.5% bond investors priced in the end of rate hikes in late 2023. The Fund performed in line vs its benchmark index, the S&P Real Asset Equity Total Return Index (Index Ticker: SPRAET) during 2023. During this period, the Fund returned +7.43% versus the SPRAET returning +8.43%. Both underperformed the broader S&P500 TR Index, which delivered a strong return of +26.29%. Federal Reserve policy remained hawkish for most of the year leading to lower inflation and lower inflation expectations but also raising concerns for economically sensitive sectors. On a price return basis, as represented by FactSet, Real Asset equity sectors significantly underperformed. The Fund lacks exposure to the Technology, Communication Services, and Consumer Discretionary sectors which were the best performers returning respectively 56%, 53%, and 40%. On the other hand, the Real Asset heavy sectors of Energy and Utilities were down on the year by -1% and -7%. Furthermore, the S&P 500 is heavily weighted towards the Technology, Consumer Discretionary, and Communication Services sectors which comprise approximately half of the S&P 500 Index.

Performance (%): Ending December 31, 2023

Annualized if greater than a year

Share Class/Benchmark	QTD	YTD	1 Year	3 Years	Since Inception*
Institutional Shares	9.03	7.43	7.43	n/a	2.05
60% S&P 500 TR Index / 40% Bloomberg US Agg TR Index	9.74	17.67	17.67	n/a	1.69
S&P Real Assets Equity TR Index	11.64	8.43	8.43	n/a	1.43
Class A	9.04	7.20	7.20	n/a	1.81
Class C	8.81	6.25	6.25	n/a	0.99
Class A w/ Sales Charge	2.81	1.02	1.02	n/a	-0.70

* Inception: 08/18/2021.

Maximum sales charge for Class A is 5.75%. Maximum Deferred Sales Charge of 1.00% on Class C shares applies to shares sold within 12 months of purchase. Total Annual Fund Operating Expense 1.32%. 1.57%, and 2.32% for Institutional, Class A, and Class C shares, respectively. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. To obtain the most recent month end performance information or the Fund’s prospectus please call 800-253-0412 or visit www.RationalMF.com.

Results shown reflect the fee waiver and/or expense reimbursements, without which the results could have been higher. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

Summary

The Sub-Advisor believes the Fund’s investments are well positioned to deliver positive returns, as real assets have embedded inflation protection and the fund seeks investments in profitable companies generating positive cash flows.

Simon Lack	Henry Hoffman
Portfolio Manager	Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

[1]	The 60% S&P 500 TR Index/40% LBUSTRUU Index represents a blended index consisting of 60% of returns generated from the S&P 500 TR Index and 40% of returns generated from the Bloomberg U.S. Aggregate Bond Index.

Important Risk Information:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund has a limited history of operations for investors to evaluate. If the Fund is unable to achieve an economic size, expenses will be higher than expected and the Fund might close, which could produce adverse tax consequences for shareholders.

There is no guarantee that the value of the Fund’s investments will increase with inflation or with the expectation of higher inflation in the future. It is possible that the Fund’s investments may be negatively correlated with inflation trends or show no such correlation at all, either because the estimate of correlation by the Sub-Advisor or its proprietary model was wrong or because the correlation in the market changed. Historic correlation is no guarantee of future correlation.

ADRs are subject to the same risks as direct investment in foreign companies discussed below and involve risks that are not found in investments in U.S. companies. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a fund that invests directly in individual securities.

The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets.

The Fund is distributed by Northern Lights Distributors, LLC. (Member FINRA) Rational Funds, the Sub-Advisor and Northern Lights Distributors, LLC are separate and unaffiliated.

The views expressed in this letter were those as of December 31, 2023 and may not necessarily reflect views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Fund’s present investment methodology and do not constitute investment advice.

5135-NLD-1/31/2024

Rational Real Assets Fund
(Formerly, Rational Inflation Growth Fund)
PORTFOLIO REVIEW (Unaudited)
December 31, 2023

The Fund’s performance figures* for each of the periods ended December 31, 2023, compared to its benchmarks:

		Annualized
	1 Year Return	Since Inception(a)
Institutional	7.43%	2.05%
Class A	7.20%	1.81%
Class A with load	1.02%	(0.70)%
Class C	6.25%	0.99%
60% S&P 500 Total Return Index/40% Bloomberg U.S. Aggregate Bond Index (b)	17.67%	1.69%
S&P 500 Total Return Index (c)	26.29%	5.13%
Bloomberg U.S. Aggregate Bond Index (d)	5.53%	(3.87)%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2023 prospectus, as supplemented to date, the total annual operating expense are 4.69% for Institutional shares, 5.04% for Class A shares and 6.02% for Class C shares before fee waivers and/or expense reimbursements, if any. Effective January 18, 2024 the total annual operating expense are 4.39% for Institutional shares, 4.74% for Class A shares and 5.72% for Class C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 5.75%.

(a)	Inception date is August 18, 2021 for Class A, Class C, Institutional and the benchmarks.

(b)	The 60% S&P 500/40% Bloomberg U.S. Aggregate Index is a hypothetical combination of unmanaged indices comprised of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.

(c)	The S&P 500 Total Return Index, a registered trademark of S&P Global, Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(d)	The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Oil & Gas Producers	27.5%
Chemicals	9.6%
Electric Utilities	9.4%
Steel	8.2%
Transportation & Logistics	8.2%
Aerospace & Defense	6.1%
Commercial Support Services	4.4%
Diversified Industrials	4.2%
Data Center REIT	3.0%
Industrial REIT	2.8%
Other/Short-Term Investments	16.6%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

RATIONAL EQUITY ARMOR FUND
SCHEDULE OF INVESTMENTS
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 69.3%
	AEROSPACE & DEFENSE - 0.6%
447	Boeing Company (The)(a)	$116,516
1,182	Raytheon Technologies Corporation	99,453
		215,969
	APPAREL & TEXTILE PRODUCTS - 0.3%
964	NIKE, Inc., Class B	104,661

	ASSET MANAGEMENT - 0.2%
107	BlackRock, Inc.	86,863

	AUTOMOTIVE - 1.4%
1,978	Tesla, Inc.(a)	491,493

	BANKING - 2.2%
5,239	Bank of America Corporation	176,397
1,481	Citigroup, Inc.	76,183
2,284	JPMorgan Chase & Company	388,509
2,834	Wells Fargo & Company	139,489
		780,578
	BEVERAGES - 0.2%
1,088	Coca-Cola Company (The)	64,116

	BIOTECH & PHARMA - 3.2%
1,973	Amgen, Inc.	568,264
6,332	Gilead Sciences, Inc.	512,956
360	Zoetis, Inc.	71,053
		1,152,273
	CABLE & SATELLITE - 0.4%
3,268	Comcast Corporation, Class A	143,302

	CHEMICALS - 0.2%
151	Linde plc	62,017

	DIVERSIFIED INDUSTRIALS - 0.8%
312	Eaton Corporation PLC	75,136

See accompanying notes which are an integral part of these financial statements.

RATIONAL EQUITY ARMOR FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 69.3% (Continued)
	DIVERSIFIED INDUSTRIALS - 0.8% (Continued)
857	General Electric Company	$109,379
521	Honeywell International, Inc.	109,259
		293,774
	E-COMMERCE DISCRETIONARY - 4.9%
8,946	Amazon.com, Inc.(a)	1,359,256
8,661	eBay, Inc.	377,793
		1,737,049
	ELECTRIC UTILITIES - 0.7%
1,376	Constellation Energy Corporation	160,840
1,532	NextEra Energy, Inc.	93,054
		253,894
	ENTERTAINMENT CONTENT - 0.4%
1,437	Walt Disney Company (The)	129,747

	HEALTH CARE FACILITIES & SERVICES - 0.2%
1,017	CVS Health Corporation	80,302

	HOUSEHOLD PRODUCTS - 0.4%
850	Procter & Gamble Company (The)	124,559

	INSTITUTIONAL FINANCIAL SERVICES - 0.7%
296	CME Group, Inc.	62,338
254	Goldman Sachs Group, Inc. (The)	97,985
978	Morgan Stanley	91,199
		251,522
	INSURANCE - 9.7%
3	Berkshire Hathaway, Inc., Class A(a)	1,627,875
5,088	Berkshire Hathaway, Inc., Class B(a)	1,814,685
		3,442,560
	INTERNET MEDIA & SERVICES - 9.3%
5,538	Alphabet, Inc., Class A(a)	773,603
5,453	Alphabet, Inc., Class C(a)	768,491
28	Booking Holdings, Inc.(a)	99,322
4,194	Meta Platforms, Inc., Class A(a)	1,484,508

See accompanying notes which are an integral part of these financial statements.

RATIONAL EQUITY ARMOR FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 69.3% (Continued)
	INTERNET MEDIA & SERVICES - 9.3% (Continued)
352	Netflix, Inc.(a)	$171,382
		3,297,306
	LEISURE FACILITIES & SERVICES - 1.4%
1,716	McDonald’s Corporation	508,811

	MEDICAL EQUIPMENT & DEVICES - 0.7%
658	Abbott Laboratories	72,426
1,057	Medtronic PLC	87,075
269	Stryker Corporation	80,555
		240,056
	REAL ESTATE INVESTMENT TRUSTS - 0.3%
695	Prologis, Inc.	92,644

	RETAIL - CONSUMER STAPLES - 0.7%
118	Costco Wholesale Corporation	77,889
1,142	Walmart, Inc.	180,037
		257,926
	RETAIL - DISCRETIONARY - 1.3%
359	Home Depot, Inc. (The)	124,411
1,588	Lowe’s Companies, Inc.	353,410
		477,821
	SEMICONDUCTORS - 9.7%
579	Advanced Micro Devices, Inc.(a)	85,350
3,303	Applied Materials, Inc.	535,317
941	Broadcom, Inc.	1,050,391
3,254	Intel Corporation	163,514
676	Lam Research Corporation	529,484
851	Micron Technology, Inc.	72,624
1,996	NVIDIA Corporation	988,459
		3,425,139
	SOFTWARE - 6.4%
189	Adobe, Inc.(a)	112,757
5,251	Microsoft Corporation	1,974,587

See accompanying notes which are an integral part of these financial statements.

RATIONAL EQUITY ARMOR FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 69.3% (Continued)
	SOFTWARE - 6.4% (Continued)
759	Salesforce, Inc.(a)	$199,723
		2,287,067
	TECHNOLOGY HARDWARE - 7.3%
9,562	Apple, Inc.	1,840,971
15,207	Cisco Systems, Inc.	768,258
		2,609,229
	TECHNOLOGY SERVICES - 2.0%
253	Accenture plc, Class A	88,780
3,193	International Business Machines Corporation	522,215
254	S&P Global, Inc.	111,892
		722,887
	TELECOMMUNICATIONS - 0.6%
5,712	AT&T, Inc.	95,847
3,362	Verizon Communications, Inc.	126,748
		222,595
	TOBACCO & CANNABIS - 1.7%
15,669	Altria Group, Inc.	632,087

	TRANSPORTATION & LOGISTICS - 0.7%
3,764	Delta Air Lines, Inc.	151,425
559	United Parcel Service, Inc., B	87,892
		239,317
	TRANSPORTATION EQUIPMENT - 0.7%
2,691	PACCAR, Inc.	262,776

	TOTAL COMMON STOCKS (Cost $21,109,167)	24,690,340

	EXCHANGE-TRADED FUNDS — 36.9%
	EQUITY - 36.4%
6,673	Fidelity MSCI Information Technology Index ETF	958,510
29,726	Fidelity Value Factor ETF	1,575,416
6,535	iShares Core S&P U.S. Value ETF	551,097

See accompanying notes which are an integral part of these financial statements.

RATIONAL EQUITY ARMOR FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 36.9% (Continued)
	EQUITY - 36.4% (Continued)
3,480	iShares S&P 100 ETF	$777,397
11,156	iShares S&P 500 Value ETF	1,939,916
7,809	iShares US Technology ETF	958,555
41,568	SPDR Portfolio S&P 500 Value ETF	1,938,316
4,948	Technology Select Sector SPDR Fund	952,391
2,146	VanEck Semiconductor ETF	375,271
1,984	Vanguard Information Technology ETF	960,256
11,538	Vanguard S&P 500 Value ETF	1,937,922
		12,925,047
	FIXED INCOME - 0.5%
1,762	iShares Short Treasury Bond ETF	194,049

	TOTAL EXCHANGE-TRADED FUNDS (Cost $11,817,102)	13,119,096

	SHORT-TERM INVESTMENTS — 0.5%
	MONEY MARKET FUNDS - 0.5%
168,457	First American Treasury Obligations Fund, Class X, 5.28% (Cost $168,457)(b)	168,457

	TOTAL SHORT-TERM INVESTMENTS (Cost $168,457)	168,457

Contracts(c)		Broker/ Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED - 0.5%
	PUT OPTIONS PURCHASED - 0.5%
162	S&P Emini Future, Maturing March 2024	WED	01/19/2024	$4,740	$38,394,000	$162,001
	TOTAL PUT OPTIONS PURCHASED (Cost - $388,800)

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $388,800)					162,001

	TOTAL INVESTMENTS - 107.2% (Cost $33,483,526)					$38,139,894
	CALL OPTIONS WRITTEN - (0.1)% (Proceeds - $11,093)					(19,575)
	PUT OPTIONS WRITTEN - 0.0%(d) (Proceeds - $55,462)					(11,092)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (7.1)%					(2,541,690)
	NET ASSETS - 100.0%					$35,567,537

See accompanying notes which are an integral part of these financial statements.

RATIONAL EQUITY ARMOR FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Contracts(c)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS WRITTEN - (0.1)%
	CALL OPTIONS WRITTEN- (0.1)%
87	S&P Emini Future, Maturing March 2024	WED	01/19/2024	$4,970	$21,619,500	$19,575
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $11,093)

	PUT OPTIONS WRITTEN - 0.0%(d)
87	S&P Emini Future, Maturing March 2024	WED	01/19/2024	$4,470	$19,444,500	$11,092
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $55,462)

	TOTAL FUTURE OPTIONS WRITTEN (Proceeds - $66,555)					$30,667

OPEN FUTURES CONTRACTS

Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(e)	Value and Unrealized Depreciation
302	CBOE Volatility Index Future	03/20/2024	$4,912,603	$(190,687)
18	CBOE Volatility Index Future	04/17/2024	305,120	(19,780)
	TOTAL OPEN LONG FUTURES CONTRACTS			$(210,467)

OPEN FUTURES CONTRACTS

Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(e)	Value and Unrealized Appreciation
251	CBOE Volatility Index Future	01/17/2024	$3,526,851	$168,345
	TOTAL OPEN SHORT FUTURES CONTRACTS

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

PLC	- Public Limited Company

SPDR	- Standard & Poor’s Depositary Receipt

WED	- Wedbush Securities

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2023.

(c)	Each contract is equivalent to one futures contract.

(d)	Percentage rounds to less than 0.1%.

(e)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes which are an integral part of these financial statements.

RATIONAL TACTICAL RETURN FUND
SCHEDULE OF INVESTMENTS
December 31, 2023

Principal		Discount Rate
Amount ($)		(%)	Maturity	Fair Value
	SHORT-TERM INVESTMENTS — 92.6%
	U.S. TREASURY BILLS — 52.6%
15,000,000	United States Treasury Bill(a)(f)	4.8509	01/25/24	$14,949,470
15,000,000	United States Treasury Bill(a)(f)	5.0131	02/15/24	14,903,915
20,000,000	United States Treasury Bill(a)	5.0789	03/28/24	19,751,710
20,000,000	United States Treasury Bill(a)(f)	5.0843	04/11/24	19,711,889
				69,316,984

Shares
	MONEY MARKET FUNDS - 40.0%
52,763,568	First American Treasury Obligations Fund, Class X, 5.28%(b)	52,763,568
	TOTAL SHORT-TERM INVESTMENTS (Cost $122,059,691)	122,080,552

Contracts(c)		Broker/ Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED - 0.0% (d)
	PUT OPTIONS PURCHASED - 0.0%(d)
300	S&P Emini Future, Maturing March 2024	ADM	01/05/2024	$3,450	$51,750,000	$750
100	S&P Emini Future, Maturing March 2024	FCS	01/05/2024	3,450	17,250,000	250
1,026	S&P Emini Future, Maturing March 2024	ADM	01/05/2024	4,350	223,155,000	15,390
162	S&P Emini Future, Maturing March 2024	RCG	01/05/2024	4,350	35,235,000	2,430
408	S&P Emini Future, Maturing March 2024	FCS	01/05/2024	4,350	88,740,000	6,120
	TOTAL PUT OPTIONS PURCHASED (Cost - $64,840)					24,940

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $64,840)					24,940

	TOTAL INVESTMENTS - 92.6% (Cost $122,124,531)					$122,105,492
	PUT OPTIONS WRITTEN - 0.0%(e) (Proceeds - $103,740)					(39,900)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 7.4%					9,716,753
	NET ASSETS - 100.0%					$131,782,345

Contracts(c)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS WRITTEN - 0.0% (e)
	PUT OPTIONS WRITTEN - 0.0%(e)
2,052	S&P Emini Future, Maturing March 2024	ADM	01/05/2024	$4,290	$440,154,000	$25,650
324	S&P Emini Future, Maturing March 2024	RCG	01/05/2024	4,290	69,498,000	4,050
816	S&P Emini Future, Maturing March 2024	FCS	01/05/2024	4,290	175,032,000	10,200
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $103,740)					39,900
	TOTAL FUTURE OPTIONS WRITTEN (Proceeds - $103,740)					$39,900

ADM	ADM Investor Services, Inc.

FCS	StoneX Group, Inc.

RCG	Marex Capitals Markets, Inc.

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2023.

(c)	Each contract is equivalent to one futures contract.

(d)	Percentage rounds to less than 0.1%.

(e)	Percentage rounds to greater than (0.1%).

(f)	As of December 31, 2023 a portion is held as collateral for options with a market value of $12,907,911.

See accompanying notes which are an integral part of these financial statements.

RATIONAL DYNAMIC BRANDS FUND
SCHEDULE OF INVESTMENTS
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.9%
	APPAREL & TEXTILE PRODUCTS - 8.1%
15,900	LVMH Moet Hennessy Louis Vuitton S.E. - ADR	$2,582,955
22,939	NIKE, Inc., Class B	2,490,487
		5,073,442
	ASSET MANAGEMENT - 12.6%
29,700	Apollo Global Management, Inc.	2,767,743
17,000	Blackstone, Inc.	2,225,640
35,000	KKR & Company, Inc.	2,899,750
		7,893,133
	AUTOMOTIVE - 0.7%
50,000	Dr Ing hc F Porsche A.G. - ADR	437,000

	BIOTECH & PHARMA - 5.6%
3,900	Eli Lilly and Company	2,273,388
11,500	Merck & Company, Inc.	1,253,730
		3,527,118
	E-COMMERCE DISCRETIONARY - 18.9%
60,795	Amazon.com, Inc.(a)	9,237,192
1,690	MercadoLibre, Inc.(a)	2,655,903
		11,893,095
	HOUSEHOLD PRODUCTS - 4.2%
26,500	L’Oreal S.A. - ADR	2,634,365

	INTERNET MEDIA & SERVICES - 10.5%
12,650	Alphabet, Inc., Class A(a)	1,767,079
6,525	Meta Platforms, Inc., Class A(a)	2,309,589
40,700	Uber Technologies, Inc.(a)	2,505,899
		6,582,567
	LEISURE FACILITIES & SERVICES - 12.1%
1,000	Domino’s Pizza, Inc.	412,230
72,000	DraftKings, Inc., Class A(a)	2,538,000
42,350	Live Nation Entertainment, Inc.(a)	3,963,960
34,500	Manchester United plc, Class A(a)	703,110
		7,617,300

See accompanying notes which are an integral part of these financial statements.

RATIONAL DYNAMIC BRANDS FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.9% (Continued)
	RETAIL - CONSUMER STAPLES - 4.6%
4,394	Costco Wholesale Corporation	$2,900,392

	RETAIL - DISCRETIONARY - 7.0%
285	AutoZone, Inc.(a)	736,899
5,810	Lululemon Athletica, Inc.(a)	2,970,595
710	O’Reilly Automotive, Inc.(a)	674,557
		4,382,051
	SOFTWARE - 4.5%
7,647	Microsoft Corporation	2,875,578

	TECHNOLOGY HARDWARE - 3.4%
11,051	Apple, Inc.	2,127,649

	TECHNOLOGY SERVICES - 4.4%
10,538	Visa, Inc., Class A	2,743,568

	TELECOMMUNICATIONS - 3.3%
13,000	T-Mobile US, Inc.	2,084,290

	TOTAL COMMON STOCKS (Cost $46,162,586)	62,771,548

	SHORT-TERM INVESTMENTS — 0.7%
	MONEY MARKET FUNDS - 0.7%
425,543	First American Treasury Obligations Fund, Class X, 5.28% (Cost $425,543)(b)	425,543

	TOTAL INVESTMENTS - 100.6% (Cost $46,588,129)	$63,197,091
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(353,881)
	NET ASSETS - 100.0%	$62,843,210

ADR	- American Depositary Receipt

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes which are an integral part of these financial statements.

RATIONAL STRATEGIC ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2023

Shares		Fair Value
	OPEN END FUNDS — 86.6%
	ALTERNATIVE - 63.2%
512,398	Catalyst Systematic Alpha Fund(a)	$6,314,234

	FIXED INCOME - 23.4%
157,819	Catalyst/CIFC Floating Rate Income Fund, Class I(a)	1,459,825
83,315	Rational/Pier 88 Convertible Securities Fund, Institutional Class(a)	877,302
		2,337,127

	TOTAL OPEN END FUNDS (Cost $8,517,289)	8,651,361

Principal		Discount Rate
Amount ($)		(%)	Maturity
	SHORT-TERM INVESTMENTS — 5.7%
	U.S. TREASURY BILLS — 4.9%
500,000	United States Treasury Bill(b)	5.0384	05/16/24	490,412

Shares
	MONEY MARKET FUNDS - 0.8%
81,467	First American Treasury Obligations Fund, Class X, 5.28%(c)	81,467
	TOTAL SHORT-TERM INVESTMENTS (Cost $572,305)	571,879

	TOTAL INVESTMENTS - 92.3% (Cost $9,089,594)	$9,223,240
	OTHER ASSETS IN EXCESS OF LIABILITIES- 7.7%	767,806
	NET ASSETS - 100.0%	$9,991,046

OPEN FUTURES CONTRACTS

Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(d)	Value and Unrealized Appreciation
42	CME E-Mini Standard & Poor’s 500 Index Future	03/15/2024	$10,122,000	$71,400

	TOTAL OPEN LONG FUTURES CONTRACTS

(a)	Affiliated Company

(b)	Zero coupon bond.

(c)	Rate disclosed is the seven day effective yield as of December 31, 2023.

(d)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes which are an integral part of these financial statements.

RATIONAL/RESOLVE ADAPTIVE ASSET ALLOCATION FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023

Principal Amount ($)		Discount Rate (%)	Maturity	Fair Value
	SHORT-TERM INVESTMENTS — 86.8%
	U.S. TREASURY BILLS — 63.1%
27,300,000	United States Treasury Bill(a)	2.6154	01/04/24	$27,292,066
21,300,000	United States Treasury Bill(a)	4.9437	02/01/24	21,206,400
11,400,000	United States Treasury Bill(a)	5.0483	03/14/24	11,281,702
	TOTAL U.S. TREASURY BILLS (Cost $59,774,322)			59,780,168

Shares
	MONEY MARKET FUNDS - 23.7%
22,392,315	First American US Treasury Money Market Fund, Class Z, 5.20% (Cost $22,392,315)(b)(d)	22,392,315

	TOTAL SHORT-TERM INVESTMENTS (Cost $82,166,637)	22,392,315

	TOTAL INVESTMENTS - 86.8% (Cost $82,166,637)	$82,172,483
	OTHER ASSETS IN EXCESS OF LIABILITIES- 13.2%	12,526,738
	NET ASSETS - 100.0%	$94,699,221

OPEN FUTURES CONTRACTS

Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Value and Unrealized Appreciation (Depreciation)
185	CBOT 5 Year US Treasury Note	03/28/2024	$20,123,086	$15,992
7	CBOT Soybean Future(d)	03/14/2024	454,300	(7,163)
1	CBOT Soybean Future(d)	05/14/2024	65,363	(1,350)
87	CBOT Wheat Future(d)	03/14/2024	2,731,800	47,037
21	CBOT Wheat Future(d)	05/14/2024	671,475	12,287
25	CME British Pound Currency Future	03/18/2024	1,992,344	8,306
213	CME Canadian Dollar Currency Future	03/19/2024	16,108,125	(12,960)
1	CME E-mini Russell 2000 Index Futures	03/15/2024	102,385	(1,525)
4	CME E-Mini Standard & Poor’s 500 Index Future	03/15/2024	964,000	(1,700)
138	CME Euro Foreign Exchange Currency Future	03/18/2024	19,104,375	15,538
248	CME New Zealand Dollar Currency Future	03/18/2024	15,679,800	357,025
48	COMEX Gold 100 Troy Ounces Future(d)	02/27/2024	9,944,640	92,470
25	Eurex EURO STOXX 50 Future	03/15/2024	1,253,864	(5,687)
9	Euro-BTP Italian Bond Futures	03/07/2024	1,183,871	29,505
53	Euronext CAC 40 Index Future	01/19/2024	4,420,567	(32,114)
11	French Government Bond Futures	03/07/2024	1,597,052	38,292
106	FTSE/MIB Index Future	03/15/2024	17,858,390	(38,955)

See accompanying notes which are an integral part of these consolidated financial statements.

RATIONAL/RESOLVE ADAPTIVE ASSET ALLOCATION FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

OPEN FUTURES CONTRACTS (Continued)

Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Value and Unrealized Appreciation (Depreciation)
5	HKG Hang Seng Index Future	01/30/2024	$548,502	$10,700
52	ICE Brent Crude Oil Future(d)	01/31/2024	4,006,080	(193,070)
9	ICE Gas Oil Future(d)	02/12/2024	668,025	(35,400)
10	KCBT Hard Red Winter Wheat Future(d)	03/14/2024	321,000	(1,825)
2	KCBT Hard Red Winter Wheat Future(d)	05/14/2024	64,400	(250)
35	Long Gilt Future	03/26/2024	4,580,077	194,158
105	MEFF Madrid IBEX 35 Index Future	01/19/2024	11,691,886	(18,507)
26	Montreal Exchange 10 Year Canadian Bond Future	03/19/2024	2,436,795	(1,960)
75	NYBOT CSC C Coffee Future(d)	03/18/2024	5,295,938	54,413
19	NYBOT CSC C Coffee Future(d)	05/20/2024	1,326,675	23,025
55	NYBOT CTN Number 2 Cotton Future(d)	03/06/2024	2,227,500	(18,145)
13	NYBOT CTN Number 2 Cotton Future(d)	05/08/2024	533,975	(2,565)
9	NYMEX Light Sweet Crude Oil Future(d)	01/22/2024	644,850	(33,470)
9	NYMEX Platinum Future(d)	04/26/2024	454,140	(1,815)
64	NYMEX Reformulated Gasoline Blendstock for Oxygen(d)	01/31/2024	5,661,734	(256,124)
50	SFE S&P ASX Share Price Index 200 Future	03/21/2024	6,462,139	140,623
105	SGX FTSE China A50 Futures Contract	01/30/2024	1,206,975	32,108
5	SGX Nikkei 225 Stock Index Future	03/07/2024	592,528	9,560
96	TSE TOPIX (Tokyo Price Index) Future	03/07/2024	16,110,650	116,823
	TOTAL OPEN LONG FUTURES CONTRACTS			$533,277

OPEN FUTURES CONTRACTS

Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(c)	Value and Unrealized Appreciation (Depreciation)
39	Carbon Emissions Future(d)	12/16/2024	$3,460,400	$(314,526)
43	CBOT Corn Future(d)	03/14/2024	1,013,188	17,137
10	CBOT Corn Future(d)	05/14/2024	242,000	4,463
123	CBOT Soybean Meal Future(d)	03/14/2024	4,747,801	54,250
30	CBOT Soybean Meal Future(d)	05/14/2024	1,154,400	7,100
93	CBOT Soybean Oil Future(d)	03/14/2024	2,688,444	50,730
23	CBOT Soybean Oil Future(d)	05/14/2024	670,266	11,808
9	CBOT US Treasure Bond Futures	03/19/2024	1,124,438	(25,844)
42	CME Australian Dollar Currency Future	03/18/2024	2,868,810	(39,385)
9	CME E-Mini NASDAQ 100 Index Future	03/15/2024	3,064,230	7,105
191	CME Japanese Yen Currency Future	03/18/2024	17,132,700	(337,889)
8	CME Nikkei 225 Index Future	03/07/2024	1,332,400	6,525
24	CME Swiss Franc Currency Future	03/18/2024	3,594,000	(19,231)
2	COMEX Copper Future(d)	05/29/2024	195,425	713
11	COMEX Copper Future(d)	03/26/2024	1,069,888	7,012
8	COMEX Silver Future(d)	03/26/2024	963,440	19,810
34	Eurex 10 Year Euro BUND Future	03/07/2024	5,150,673	813
32	Eurex 30 Year Euro BUXL Future	03/07/2024	5,006,668	(216,563)
123	Eurex 5 Year Euro BOBL Future	03/07/2024	16,197,218	(176,382)
4	Eurex DAX Index Future	03/15/2024	1,867,189	5,781
353	Euronext Milling Wheat Future(d)	03/11/2024	4,335,532	38,601
9	FTSE 100 Index Future	03/15/2024	889,926	(4,465)

See accompanying notes which are an integral part of these consolidated financial statements.

RATIONAL/RESOLVE ADAPTIVE ASSET ALLOCATION FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

OPEN FUTURES CONTRACTS (Continued)

Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(c)	Value and Unrealized Appreciation (Depreciation)
35	Montreal Exchange S&P/TSX 60 Index Future	03/14/2024	$6,711,699	$(70,754)
44	NYBOT CSC Cocoa Future(d)	03/13/2024	1,846,240	22,850
5	NYBOT CSC Cocoa Future(d)	05/15/2024	208,100	2,440
80	NYBOT CSC Number 11 World Sugar Future(d)	02/29/2024	1,843,968	(12,712)
81	NYMEX Henry Hub Natural Gas Futures(d)	01/29/2024	2,036,340	(9,220)
9	NYMEX NY Harbor ULSD Futures(d)	01/31/2024	955,924	12,302
	TOTAL OPEN SHORT FUTURES CONTRACTS			$(957,531)

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2023.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(d)	All or a portion of this investment is a holding of the RDMF Fund Ltd.

See accompanying notes which are an integral part of these consolidated financial statements.

RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 14.8%
	AEROSPACE & DEFENSE - 1.6%
2,100	TransDigm Group, Inc.	$2,124,360

	E-COMMERCE DISCRETIONARY - 2.3%
2,000	MercadoLibre, Inc.(a)	3,143,080

	ENGINEERING & CONSTRUCTION - 1.5%
36,300	KBR, Inc.	2,011,383

	INTERNET MEDIA & SERVICES - 3.1%
1,200	Booking Holdings, Inc.(a)	4,256,664

	OIL & GAS PRODUCERS - 2.5%
49,000	EQT Corporation	1,894,340
7,100	Pioneer Natural Resources Company	1,596,648
		3,490,988
	SOFTWARE - 2.7%
23,500	Cloudflare, Inc., Class A(a)	1,956,610
8,800	Datadog, Inc., Class A(a)	1,068,144
15,400	Nutanix, Inc., Class A(a)	734,426
		3,759,180
	STEEL - 1.1%
33,300	ATI, Inc.(a)	1,514,151

	TOTAL COMMON STOCKS (Cost $18,744,386)	20,299,806

		Coupon Rate
		(%)	Maturity
	PREFERRED STOCKS — 18.4%
	ASSET MANAGEMENT — 5.1%
17,000	AMG Capital Trust II	5.1500	10/15/37	853,713
109,800	APOLLO GLOBAL MANAGEMENT, INC.	6.7500	07/31/26	6,191,622
				7,045,335

See accompanying notes which are an integral part of these financial statements.

RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

		Coupon Rate
Shares		(%)	Maturity	Fair Value
	PREFERRED STOCKS – 18.4% (Continued)
	BANKING — 8.8%
4,948	Bank of America Corporation	7.2500	Perpetual	$5,963,725
5,100	Wells Fargo & Company - Series L	7.5000	Perpetual	6,097,662
				12,061,387
	ELECTRIC UTILITIES — 4.5%
160,800	NextEra Energy, Inc.	6.9260	09/01/25	6,129,696

	TOTAL PREFERRED STOCKS (Cost $24,547,047)			25,236,418

Principal
Amount ($)
	CONVERTIBLE BONDS — 63.2%
	AUTOMOTIVE — 2.0%
2,800,000	Ford Motor Company(b)	0.0000	03/15/26	2,786,000

	BIOTECH & PHARMA — 1.9%
2,493,000	BioMarin Pharmaceutical, Inc.	1.2500	05/15/27	2,560,062

	CONSUMER SERVICES — 1.2%
2,057,000	Chegg, Inc.(b)	0.0000	09/01/26	1,707,310

	E-COMMERCE DISCRETIONARY — 3.5%
6,090,000	Etsy, Inc.	0.2500	06/15/28	4,875,654

	ELECTRIC UTILITIES — 7.4%
4,250,000	Alliant Energy Corporation(c)	3.8750	03/15/26	4,218,125
6,120,000	PPL Capital Funding, Inc.(c)	2.8750	03/15/28	5,927,220
				10,145,345
	HEALTH CARE FACILITIES & SERVICES — 0.5%
635,000	PetIQ, Inc.	4.0000	06/01/26	640,588

	INTERNET MEDIA & SERVICES — 4.2%
6,125,000	Expedia Group, Inc.(b)	0.0000	02/15/26	5,791,188

See accompanying notes which are an integral part of these financial statements.

RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 63.2% (Continued)
	LEISURE FACILITIES & SERVICES — 1.8%
3,020,000	DraftKings, Inc.(b)	0.0000	03/15/28	$2,420,530

	MEDICAL EQUIPMENT & DEVICES — 4.2%
5,530,000	Dexcom, Inc.	0.2500	11/15/25	5,773,320

	REAL ESTATE INVESTMENT TRUSTS — 8.0%
3,070,000	Kite Realty Group, L.P.(c)	0.7500	04/01/27	3,054,650
1,350,000	Ventas Realty, L.P.(c)	3.7500	06/01/26	1,424,250
5,860,000	Welltower OP, LLC(c)	2.7500	05/15/28	6,478,816
				10,957,716
	SOFTWARE — 23.7%
4,260,000	Alteryx, Inc.	1.0000	08/01/26	4,137,525
2,185,000	CyberArk Software Ltd.(b)	0.0000	11/15/24	3,093,960
4,649,000	Okta, Inc.	0.3750	06/15/26	4,109,716
2,211,000	PROS Holdings, Inc.	2.2500	09/15/27	2,480,742
5,332,000	Shopify, Inc.	0.1250	11/01/25	5,028,076
5,820,000	Splunk, Inc.	1.1250	06/15/27	5,636,670
5,620,000	Tyler Technologies, Inc.	0.2500	03/15/26	5,667,770
2,540,000	Wix.com Ltd.(b)	0.0000	08/15/25	2,297,430
				32,451,889
	TECHNOLOGY HARDWARE — 0.0%(d)
80	Western Digital Corporation B	1.5000	02/01/24	80

	TECHNOLOGY SERVICES — 3.7%
5,380,928	Euronet Worldwide, Inc.	0.7500	03/15/49	5,031,167

	TRANSPORTATION & LOGISTICS — 1.1%
1,560,000	Southwest Airlines Company	1.2500	05/01/25	1,576,380

	TOTAL CONVERTIBLE BONDS (Cost $84,804,739)			86,717,229

See accompanying notes which are an integral part of these financial statements.

RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.4%
	MONEY MARKET FUNDS - 3.4%
4,689,343	First American Treasury Obligations Fund, Class X, 5.28% (Cost $4,689,343)(e)	$4,689,343

	TOTAL INVESTMENTS - 99.8% (Cost $132,785,515)	$136,942,796
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.2%	232,363
	NET ASSETS - 100.0%	$137,175,159

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

(a)	Non-income producing security.

(b)	Zero coupon bond.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the total market value of 144A securities is $21,103,061 or 15.4% of net assets.

(d)	Percentage rounds to less than 0.1%.

(e)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2023

		Coupon Rate
Shares		(%)	Maturity	Fair Value
	PREFERRED STOCKS — 0.5%
	ASSET MANAGEMENT — 0.3%
16	Eaton Vance Senior Floating-Rate Trust Cl A (j)	8.5820	Perpetual	$368,000
103	Eaton Vance Senior Floating-Rate Trust CL C	8.5500	Perpetual	2,369,001
				2,737,001
	BANKING — 0.2%
2,297	CIB Marine Class A(a)	0.0000	06/01/35	1,171,329
253	CIB Marine Class B(a)	0.0000	06/01/35	128,881
				1,300,210
	SPECIALTY FINANCE — 0.0%(b)
500,000	SOLOSO CDO Ltd. 144A(a),(c)	0.0000	10/07/37	0
158,000	Tropic CDO V Ltd.(a)	0.0000	07/15/36	0
				0
	TOTAL PREFERRED STOCKS (Cost $4,123,224)			4,037,211

Principal
Amount ($)		Spread
	ASSET BACKED SECURITIES — 79.8%
	AGENCY CMBS — 0.3%
29,817,998	Ginnie Mae Strip Series 3 23(d)		1.4000	09/16/45	2,229,104
1,337,132	Government National Mortgage Association Series 2013-43 IO(d),(e)		0.0240	08/16/48	353
					2,229,457
	AUTO LOAN — 0.6%
5,000,000	CAL Receivables, LLC Series 2022-1 B(c),(f)	SOFR30A + 4.350%	9.6880	10/15/26	4,979,137

	CDO — 0.4%
4,201	Ansonia CDO Ltd. Series 2006-1A AFL(c),(f)	TSFR1M + 0.414%	0.4090	07/28/46	4,196
2,138	Ansonia CDO Ltd. Series 2006-1A AFX(c)		5.7020	07/28/46	2,126
234,329	Aspen Funding I Ltd. Series 2002-1A B1(c),(j)		9.0600	07/10/37	233,896
10,000,000	Bleecker Structured Asset Funding Ltd.(j)		6.4300	04/01/35	300,420
3,064,844	Nomura CRE CDO Ltd. Series 2007-2A D(c),(f)	TSFR3M + 0.712%	6.0900	05/21/42	337,133
2,000,000	Taberna Preferred Funding II Ltd. Series 2005-2A A2(c),(f),(j)	TSFR3M + 0.912%	6.3040	11/05/35	1,310,452
374,034	Wachovia Repackaged Asset Participating Securities Series 2003-1A A(c),(f)	PRIME + 0.550%	6.1800	02/08/35	299,227
571,918	Wachovia Repackaged Asset Participating Securities Series 2003-1A B(c),(f)	PRIME + 0.550%	6.1800	02/08/35	394,623
					2,882,073

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6%
114,409	ABN Amro Mortgage Corporation Series 2002-9 M		5.7500	12/25/32	$110,097
46,870	ABN Amro Mortgage Corporation Series 2003-3 A4		5.7500	02/25/33	44,821
37,232	Adjustable Rate Mortgage Trust Series 2004-5 2A1(e)		4.8760	04/25/35	36,049
124,791	Adjustable Rate Mortgage Trust Series 2005-2 3A1(e)		5.4740	06/25/35	119,076
73,700	Adjustable Rate Mortgage Trust Series 2005-4 1A1(e)		3.0470	08/25/35	58,912
666,602	Adjustable Rate Mortgage Trust Series 2005-5 2A1(e)		4.8220	09/25/35	574,330
213,392	Adjustable Rate Mortgage Trust Series 2005-6A 1A21(f)	TSFR1M + 0.634%	5.9900	11/25/35	176,892
244,832	Adjustable Rate Mortgage Trust Series 2005-6A 1A1(f)	TSFR1M + 0.654%	6.0100	11/25/35	201,753
148,124	Adjustable Rate Mortgage Trust Series 2005-10 3A31(e)		3.8760	01/25/36	136,201
380,189	Adjustable Rate Mortgage Trust Series 2005-10 3A11(e)		3.8760	01/25/36	350,431
90,164	Adjustable Rate Mortgage Trust Series 2005-10 1A1(e)		5.5580	01/25/36	82,798
116,932	Adjustable Rate Mortgage Trust Series 2005-10 6A1(f)	TSFR1M + 0.654%	6.0100	01/25/36	105,854
10,606	Alternative Loan Trust Series 2003-4CB 1A1		5.7500	04/25/33	10,385
62,033	Alternative Loan Trust Series 2003-J3 1A2		5.2500	11/25/33	54,665
65,960	Alternative Loan Trust Series 2005-17 1A2(f)	TSFR1M + 0.674%	6.0300	07/25/35	42,763
414,401	Alternative Loan Trust Series 2005-43 5A1(e)		5.0570	09/25/35	344,632
58,546	Alternative Loan Trust Series 2005-51 2A1(f)	TSFR1M + 0.714%	6.0720	11/20/35	52,997
29,390	Alternative Loan Trust Series 2005-63 5A1(e)		4.1210	12/25/35	26,563
1,537,163	Alternative Loan Trust Series 2006-J6 A2(d),(f),(j)	-(TSFR1M + 0.114%) + 5.500%	0.0300	09/25/36	145,159
1,259,969	Alternative Loan Trust Series 2006-J6 A1(f)	TSFR1M + 0.614%	5.9600	09/25/36	529,271
666,427	Alternative Loan Trust Series 2006-32CB A2(d),(f),(j)	-(TSFR1M + 0.114%) + 5.216%	0.0000	11/25/36	56,650
401,462	Alternative Loan Trust Series 2006-32CB A1(f)	TSFR1M + 0.784%	6.0000	11/25/36	202,104
300,000	Alternative Loan Trust Series 2007-5CB 1A24(g)		0.0000	04/25/37	18,577
369,770	Alternative Loan Trust Series 2007-5CB 1A18(d),(f)	-(TSFR1M + 0.114%) + 5.650%	0.1800	04/25/37	43,244
373,491	Alternative Loan Trust Series 2004-2CB 4A1		5.0000	08/25/54	364,767
355,410	American Home Mortgage Assets Trust Series 2006-1 2A1(f)	TSFR1M + 0.304%	5.6600	05/25/46	291,905
10,477	American Home Mortgage Investment Trust Series 2004-3 4A(f)	TSFR6M + 1.928%	4.5290	10/25/34	10,383
4,361,543	American Home Mortgage Investment Trust Series 2005-2 5A4D(h)		5.8280	09/25/35	3,330,870
428,833	American Home Mortgage Investment Trust Series 2006-2 3A1(f)	TSFR1M + 0.334%	5.6800	06/25/36	58,775
5,823	American Home Mortgage Investment Trust Series 2004-1 1M1(f)	TSFR1M + 1.014%	6.3700	04/25/44	5,773
18,230	American Home Mortgage Investment Trust Series 2004-4 6A1(h)		6.0000	02/25/45	17,735

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
15,699	American Home Mortgage Investment Trust Series 2005-1 6A(f)	TSFR6M + 2.428%	7.8670	06/25/45	$15,553
840,233	American Home Mortgage Investment Trust Series 2005-4 5A(f)	TSFR6M + 2.178%	7.5600	11/25/45	339,059
364,408	American Home Mortgage Investment Trust Series 2006-3 12A1(f)	TSFR1M + 0.494%	5.8500	12/25/46	342,952
593,031	Banc of America Alternative Loan Trust Series 2006-4 1A2(d),(f),(j)	-(TSFR1M + .114) + 5.150%	0.0000	05/25/46	29,733
300,787	Banc of America Alternative Loan Trust Series 2006-4 1A5		6.0000	05/25/46	252,075
259,899	Banc of America Alternative Loan Trust Series 2006-4 1A4		6.0000	05/25/46	217,805
587,649	Banc of America Alternative Loan Trust Series 2006-4 1A1(f)	TSFR1M + 0.964%	6.0000	05/25/46	473,204
322,053	Banc of America Alternative Loan Trust Series 2006-4 1A3		6.0000	05/25/46	269,897
2,128,603	Banc of America Funding 2015-R8 Trust Series R8 3A2(c),(e)		4.3930	08/26/35	1,527,916
1,265,660	Banc of America Funding Corporation Series 2008-1 A2(e)		4.3760	09/25/48	1,226,842
661,368	Banc of America Funding Trust Series 2016-R2 1A1(c),(e)		4.7000	05/01/33	650,855
94,782	Banc of America Funding Trust Series 2003-1 B2		6.0000	05/20/33	47,653
49,383	Banc of America Funding Trust Series 2007-4 5A1		5.5000	11/25/34	41,686
409,941	Banc of America Funding Trust Series 2004-B 6A1(e)		2.8720	12/20/34	326,747
149,541	Banc of America Funding Trust Series 2005-B 1A1(e)		4.6970	04/20/35	132,659
1,586,798	Banc of America Funding Trust Series 2005-E 2A1(e)		3.8080	05/20/35	1,374,867
119,681	Banc of America Funding Trust Series 2005-E 8A1(f)	12MTA + 1.430%	6.4420	06/20/35	86,031
53,867	Banc of America Funding Trust Series 2005-8 30PO(g)		0.0000	01/25/36	35,220
1,297,495	Banc of America Funding Trust Series 2006-A 5A1(e)		3.8060	02/20/36	1,123,876
993,780	Banc of America Funding Trust Series 2006-A 4A1(e)		4.5890	02/20/36	803,187
391,074	Banc of America Funding Trust Series 2006-B 7A1(e)		3.5020	03/20/36	325,676
168,101	Banc of America Funding Trust Series 2006-B 1A1(e)		4.3710	03/20/36	155,052
135,190	Banc of America Funding Trust Series 2006-C 4A1(e)		4.3150	04/20/36	113,205
548,963	Banc of America Funding Trust Series 2006-D 2A1(e)		3.4990	05/20/36	476,884
303,010	Banc of America Funding Trust Series 2006-F 1A2(e)		4.8090	07/20/36	261,876
15,091	Banc of America Funding Trust Series 2006-G 3A3(f)	TSFR12M + 2.465%	7.6780	07/20/36	14,805
71,282	Banc of America Funding Trust Series 2007-7 30PO(g)		0.0000	09/25/37	32,863
95,854	Banc of America Funding Trust Series 2006-I 5A1(e)		3.1110	10/20/46	78,953
45,987	Banc of America Funding Trust Series 2007-C 6A2(f)	TSFR1M + 0.654%	6.0120	05/20/47	44,920
338,496	Banc of America Funding Trust Series 2007-8 3A1		6.0000	08/25/53	176,483
4,859,455	Banc of America Mortgage Trust Series 2004-G 3A1(e)		5.2080	08/25/34	3,156,785
36,883	Banc of America Mortgage Trust Series 2005-A 2A2(e)		3.8160	02/25/35	35,299
394,855	Banc of America Mortgage Trust Series 2005-G 4A3(e)		4.3140	08/25/35	349,430
949,261	Banc of America Mortgage Trust Series 2005-I 4A1(e)		6.2150	10/25/35	922,195

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
89,286	Banc of America Mortgage Trust Series 2006-A 1A1(e)		3.8790	02/25/36	$74,106
73,262	Banc of America Mortgage Trust Series 2006-B 2A1(e)		4.9860	11/20/46	64,715
150,926	Bayview Commercial Asset Trust Series 2005-3A M5(c),(f)	TSFR1M + 1.074%	6.4300	11/25/35	143,157
4,203,428	BCAP, LLC Trust Series 2013-RR7 4A4(c),(e)		4.8840	12/27/34	3,840,341
2,016,849	BCAP, LLC Trust Series 2009-RR10 1A2(c),(e)		5.9960	02/26/36	1,918,846
1,823,326	BCAP, LLC Trust Series 2010-RR11 3A3(c),(e)		3.9110	06/27/36	1,692,512
2,441,948	BCAP, LLC Trust Series 2011-RR4 7A1(c)		5.2500	04/26/37	1,373,644
7,679	Bear Stearns ALT-A Trust Series 2004-9 6A1(e)		5.7680	09/25/34	7,321
149,101	Bear Stearns ALT-A Trust Series 2004-12 2A4(e)		4.2940	01/25/35	134,402
46,362	Bear Stearns ALT-A Trust Series 2005-4 25A1(e)		4.3060	05/25/35	43,099
67,474	Bear Stearns ALT-A Trust Series 2005-10 23A1(e)		4.5800	01/25/36	60,470
2,029,965	Bear Stearns ALT-A Trust Series 2006-1 11A1(f)	TSFR1M + 0.594%	5.9500	02/25/36	1,786,655
1,631,226	Bear Stearns ALT-A Trust Series 2006-2 11A1(f)	TSFR1M + 0.554%	5.9100	04/25/36	1,431,702
366,798	Bear Stearns ALT-A Trust Series 2006-3 35A1(e)		2.5510	05/25/36	177,408
59,390	Bear Stearns ALT-A Trust Series 2006-3 33A1(e)		4.2680	05/25/36	38,477
172,595	Bear Stearns ALT-A Trust Series 2006-3 1A1(f)	TSFR1M + 0.494%	5.8500	05/25/36	138,280
38,625	Bear Stearns ALT-A Trust II Series 2007-1 1A1(e)		2.4380	09/25/47	18,263
40,924	Bear Stearns ARM Trust Series 2003-8 1A1(e)		4.3190	01/25/34	37,975
9,742	Bear Stearns ARM Trust Series 2004-1 21A1(e)		5.1500	04/25/34	9,411
364,548	Bear Stearns ARM Trust Series 2004-9 23A1(e)		5.8210	11/25/34	338,384
58,442	Bear Stearns ARM Trust Series 2004-10 21A1(e)		5.0320	01/25/35	52,803
147,524	Bear Stearns ARM Trust Series 2005-3 2A1(e)		4.8760	06/25/35	137,136
940,832	Bear Stearns ARM Trust Series 2005-6 3A1(e)		5.6610	08/25/35	853,427
341,213	Bear Stearns ARM Trust Series 2006-4 1A1(e)		5.7950	10/25/36	319,757
49,778	Bear Stearns ARM Trust Series 2007-5 3A1(e)		4.3220	08/25/47	41,991
3,294,102	Bear Stearns ARM Trust Series 2007-5 2A1(e)		4.8580	08/25/47	2,965,688
139,144	Bear Stearns Asset Backed Securities I Trust Series 2005-AC5 1A1(f)	TSFR1M + 1.114%	5.5000	08/25/35	85,897
8,261	Bear Stearns Asset Backed Securities Trust Series 2003-AC5 A5(h)		5.2500	10/25/33	8,109
21,736	Bear Stearns Asset Backed Securities Trust Series 2003-AC5 A1(h)		5.7500	10/25/33	22,695
699,614	Bear Stearns Mortgage Funding Trust Series 2006-SL5 1A(f)	TSFR1M + 0.414%	5.7700	12/25/36	858,532
13,463	Bear Stearns Mortgage Securities, Inc. Series 1997-6 1A(e)		7.2390	03/25/31	13,355
1,694	Bear Stearns Mortgage Securities, Inc. Series 1997-6 B2(e)		7.2390	03/25/31	1,230
36,950,486	CBASS Trust Series 2011-1A KAB1(c),(f)	TSFR1M + 0.574%	1.9200	02/25/37	651,153
160,673	Chase Mortgage Finance Trust Series 2005-S1 2A1		5.0000	05/25/35	156,398

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
934,247	ChaseFlex Trust Series 2005-2 3A4		7.5000	06/25/35	$594,470
37,611	CHL Mortgage Pass-Through Trust Series 2003-56 3A7A(e)		5.6760	12/25/33	34,503
199,921	CHL Mortgage Pass-Through Trust Series 2004-2 2A1(e)		3.7360	02/25/34	165,069
1,328,753	CHL Mortgage Pass-Through Trust Series 2004-7 6A1(e)		1.0270	05/25/34	265,021
222,198	CHL Mortgage Pass-Through Trust Series 2004-5 2A7		5.0000	05/25/34	219,359
86,397	CHL Mortgage Pass-Through Trust Series 2004-7 2A1(e)		11.1400	06/25/34	80,966
40,542	CHL Mortgage Pass-Through Trust Series 2004-8 1A6(g)		0.0000	07/25/34	27,037
325,071	CHL Mortgage Pass-Through Trust Series 2004-14 4A1(e)		5.3650	08/25/34	290,730
1,587	CHL Mortgage Pass-Through Trust Series 2005-7 2A2(f)	TSFR1M + 0.834%	5.3000	03/25/35	500
1,844	CHL Mortgage Pass-Through Trust Series 2005-11 4A2(f)	TSFR1M + 0.434%	5.7900	04/25/35	1,020
241,196	CHL Mortgage Pass-Through Trust Series 2005-J2 3A12		5.0000	08/25/35	145,526
151,899	CHL Mortgage Pass-Through Trust Series 2005-15 A4		5.1000	08/25/35	129,954
114,373	CHL Mortgage Pass-Through Trust Series 2005-HYB6 5A1(e)		3.7010	10/20/35	107,798
90,418	Citicorp Mortgage Securities Trust Series 2006-1 1A4		6.0000	02/25/36	78,738
218,307	Citicorp Mortgage Securities, Inc. Series 2005-2 1A3		5.5000	03/25/35	196,711
106,010	Citigroup Mortgage Loan Trust Series 2004-HYB2 3A(e)		4.6410	03/25/34	90,222
28,236	Citigroup Mortgage Loan Trust Series 2013-8 1A2(c),(e)		5.1700	05/25/35	24,684
263,105	Citigroup Mortgage Loan Trust Series 2009-4 7A5(c),(e)		5.4830	05/25/35	243,565
29,047	Citigroup Mortgage Loan Trust Series 2005-11 A3(f)	H15T1Y + 2.400%	7.8600	11/25/35	28,510
370,183	Citigroup Mortgage Loan Trust Series 2006-AR2 1A2(e)		4.4130	03/25/36	347,510
85,922	Citigroup Mortgage Loan Trust Series 2006-AR5 2A4A(e)		4.4590	07/25/36	95,187
302,000	Citigroup Mortgage Loan Trust Series 2013-8 2A2(c),(e)		5.9570	11/25/36	212,466
1,514,553	Citigroup Mortgage Loan Trust Series 2008-RR1 A1A1(c),(f)	TSFR1M + 0.184%	5.5400	01/25/37	1,297,066
687,328	Citigroup Mortgage Loan Trust, Inc. Series 2004-RR1 2A1(c),(f)	TSFR1M + 0.514%	5.8700	01/25/29	633,627
56,658	Citigroup Mortgage Loan Trust, Inc. Series 2004-NCM2 2CB3		8.0000	08/25/34	56,603
919,432	Citigroup Mortgage Loan Trust, Inc. Series 2005-9 2A3		5.7500	11/25/35	692,244
160,086	CitiMortgage Alternative Loan Trust Series 2007-A1 1A9(d),(f)	-(TSFR1M + 0.114%) + 5.400%	0.0000	01/25/37	7,487
83,182	CitiMortgage Alternative Loan Trust Series 2007-A1 1APO(g)		0.0000	01/25/37	48,256
16,754	CitiMortgage Alternative Loan Trust Series 2007-A1 1A1		6.0000	01/25/37	14,712
31,827,712	COMM Mortgage Trust Series 2007-C9 XS(c),(d),(e)		0.4330	12/10/49	654,400
348,924	Credit Suisse First Boston Mortgage Securities Series 2005-8 6A1		5.5000	08/25/25	270,177
545,807	Credit Suisse First Boston Mortgage Securities Series MH29 B1(e)		8.1000	09/25/31	544,419
273,609	Credit Suisse First Boston Mortgage Securities Series 2002-P1A A(c),(e)		6.0580	03/25/32	253,327
110,777	Credit Suisse First Boston Mortgage Securities Series 2002-18 1M2(e)		7.0000	06/25/32	104,841

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
20,654	Credit Suisse First Boston Mortgage Securities Series 2002-AR31 CB2(e)		5.8340	11/25/32	$15,547
80,992	Credit Suisse First Boston Mortgage Securities Series 2002-AR31 CB1(e)		5.8340	11/25/32	76,760
410,112	Credit Suisse First Boston Mortgage Securities Series 2002-30 DB1(e)		7.3350	11/25/32	412,606
21,983	Credit Suisse First Boston Mortgage Securities Series 2002-34 DB1(e)		6.9160	12/25/32	20,902
60,079	Credit Suisse First Boston Mortgage Securities Series 2003-8 CB2(e)		5.6550	04/25/33	44,025
110,945	Credit Suisse First Boston Mortgage Securities Series 2003-8 5A1		6.5000	04/25/33	110,108
25,121	Credit Suisse First Boston Mortgage Securities Series 2003-23 6A1		6.5000	09/25/33	25,172
193,577	Credit Suisse First Boston Mortgage Securities Series AR26 9M3(f)	TSFR1M + 2.864%	8.2200	11/25/33	182,578
87,328	Credit Suisse First Boston Mortgage Securities Series 2003-AR28 6M3(f)	TSFR1M + 2.864%	8.2200	12/25/33	94,168
772,785	Credit Suisse First Boston Mortgage Securities Series 2004-AR1 6M2(f)	TSFR1M + 2.214%	7.5700	02/25/34	816,279
51,659	Credit Suisse First Boston Mortgage Securities Series 2004-5 5A1		5.0000	09/25/34	46,109
785,992	Credit Suisse First Boston Mortgage Securities Series 2005-12 5A1		5.2500	01/25/36	677,681
2,098	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-29 6A1		5.0000	11/25/28	1,971
563,201	CSFB Mortgage-Backed Pass-Through Certificates Series 2002-29 2B1		7.0000	10/25/32	551,248
85,973	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR18 4M3(f)	TSFR1M + 3.014%	8.3700	07/25/33	83,120
36,572	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27 7A1		5.5000	11/25/33	36,515
206,636	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27 8A1		6.0000	11/25/33	206,794
118,556	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-29 7A1		6.5000	12/25/33	119,209
9,362	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR30 5A1(e)		5.0320	01/25/34	9,105
567,583	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-9 4A2(f)	TSFR1M + 0.464%	5.8200	10/25/35	473,170
31,960	CSFB Mortgage-Backed Trust Series 2004-AR6 7A1(e)		5.9920	10/25/34	31,857
115,760	CSMC Series 2014-4R 16A3(c),(f)	TSFR1M + 0.314%	3.8290	02/27/36	108,081
95,745	CSMC Series 2011-6R 4A2(c),(e)		3.9140	04/28/37	88,184
28,438	CSMC Mortgage-Backed Trust Series 2007-5 10A2		6.0000	04/25/29	27,041
1,964,359	CSMC Mortgage-Backed Trust Series 2006-9 4A13		6.5000	11/25/36	1,213,458
520,877	CSMC Mortgage-Backed Trust Series 2007-1 5A13		6.0000	02/25/37	291,218
183,232	CSMC Mortgage-Backed Trust Series 2007-3 3A4		5.0000	04/25/37	151,278
138,958	CSMC Mortgage-Backed Trust Series 2007-3 4A6(f)	TSFR1M + 0.364%	5.7200	04/25/37	107,393
190,188	CSMC Mortgage-Backed Trust Series 2007-4 1A1(f)	TSFR1M + 0.514%	5.8700	06/25/37	113,921
2,302,440	CSMC Mortgage-Backed Trust Series 2007-4 5A1		6.0000	06/25/37	360,538
161,186	Deutsche Alt-B Securities Inc Mortgage Loan Trust Series 2006-AB2 A3(e)		4.7980	06/25/36	140,140
114,783	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB1 A3(h)		6.3650	02/25/36	102,866

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSETBACKED SECURITIES —79.8% (Continued)
	COLLATERALIZED MORTGAGEOBLIGATIONS — 25.6%(Continued)
31,150	Deutsche Mortgage Sec Inc Mort Loan Trust Series 2004-1 B2(e)		5.5000	09/25/33	$29,151
33,681	Deutsche Mortgage Securities Inc Mortgage Loan Series 2006 - PR1 4AF1(c),(f)	TSFR1M + 0.404%	5.7660	04/15/36	28,943
164,010	DSLA Mortgage Loan Trust Series 2004-AR1 A2B (f)	TSFR1M + 0.954%	6.3100	09/19/44	142,726
236,158	DSLA Mortgage Loan Trust Series 2004-AR2 A2B (f)	TSFR1M + 0.914%	6.2700	11/19/44	220,498
1,038,736	DSLA Mortgage Loan Trust Series 2004-AR2 A1B (f)	TSFR1M + 0.914%	6.2700	11/19/44	881,908
2,308,251	DSLA Mortgage Loan Trust Series 2007-AR1 1A1B (f)	TSFR1M + 0.254%	5.6100	04/19/47	1,904,436
152,753	Fannie Mae Interest Strip Series 409 19(d),(e)		3.5000	04/25/27	3,761
138,754	Fannie Mae Interest Strip Series 356 17(d)		6.0000	01/25/35	23,425
295,370	Fannie Mae Interest Strip Series 362 2(d)		4.5000	08/25/35	41,344
192,648	Fannie Mae Interest Strip Series 387 5(d),(e)		5.0000	03/25/38	28,330
427,176	Fannie Mae Interest Strip Series 407 16(d)		5.0000	01/25/40	78,136
296,419	Fannie Mae REMICS Series 2010 -55 SH(d),(f)	-(SOFR30A + 0.114%)+ 6.500%	0.0900	05/25/40	7,070
314,775	Fannie Mae REMICS Series 2018 -95 SA(d),(f)	-(SOFR30A + 0.114%)+ 6.150%	11.9400	01/25/49	33,876
1,095,230	Fannie Mae Trust Series 2003-W65S (d),(f)	-(SOFR30A + 0.114%)+ 7.600%	2.1480	09/25/42	143,145
157,934	First Horizon Alternative Mortgage Securities Series 2004-AA5 2A1(e)		5.9000	12/25/34	147,211
365,363	First Horizon Alternative Mortgage Securities Series 2004-AA7 1A1(e)		5.1270	02/25/35	335,550
25,858	First Horizon Alternative Mortgage Securities Series 2005-AA1 1A1(e)		5.2080	03/25/35	15,382
865,457	First Horizon Alternative Mortgage Securities Series 2005-AA3 2A1(e)		7.1990	05/25/35	441,184
216,188	First Horizon Alternative Mortgage Securities Series 2005-AA5 1A1(e)		6.4990	07/25/35	134,717
1,112	First Horizon Alternative Mortgage Securities Series 2006-AA4 1A1(e)		4.5100	07/25/36	—
20,861	First Horizon Mortgage Pass - Through Trust Series 2000-H3B1 (e)		4.6790	05/25/30	20,297
18,109	First Horizon Mortgage Pass - Through Trust Series 2000-H4B2 (e)		5.2490	05/25/30	17,372
160,558	First Horizon Mortgage Pass - Through Trust Series 2004-FL11A1 (f)	TSFR1M + 0.384%	5.7400	02/25/35	137,098
185,860	First Horizon Mortgage Pass - Through Trust Series 2005-AR4 2A1(e)		4.9460	10/25/35	172,591
627,169	First Horizon Mortgage Pass - Through Trust Series 2005-AR6 3A1(e)		6.6250	01/25/36	465,615
473,880	First Horizon Mortgage Pass - Through Trust Series 2006-AR3 3A1(e)		3.5140	10/25/36	352,159
55,194	First Horizon Mortgage Pass - Through Trust Series 2007-AR2 2A1(e)		4.5090	07/25/37	35,732
301,273	Freddie Mac REMICS Series 3753 SB(d),(f)	-(SOFR30A + 0.114%)+ 6.000%	8.0400	11/15/40	32,190
260,558	Freddie Mac Strips Series 324 C21(d)		6.0000	06/15/39	53,017
284,389	Freddie Mac Strips Series 365 257(d),(e)		4.5000	05/15/49	56,515
2,863,432	Freddie Mac Structured Pass -Through Certificates Series 56 AIO (d),(e)		0.5240	05/25/43	72,357
411,552	Global Mortgage Securitization Ltd. Series 2004-A A2(c),(f)	TSFR1M + 0.434%	5.7900	11/25/32	398,428

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
148,829	GMACM Mortgage Loan Trust Series 2004-J2 A9(g)		0.0000	06/25/34	$123,419
1,803,346	GMACM Mortgage Loan Trust Series 2005-AR4 3A1(e)		3.7050	07/19/35	1,447,524
446,478	GMACM Mortgage Loan Trust Series 2005-AR6 3A1(e)		4.2640	11/19/35	380,781
158,037	Government National Mortgage Association Series 2012-104 DI(d),(h),(j)		4.0000	09/16/25	47
153,888	Government National Mortgage Association Series 2003-12 S(d),(f)	-(TSFR1M + 0.114%) + 7.550%	5.7800	02/20/33	1,853
152,156	Government National Mortgage Association Series 2021-78 QI(d)		5.0000	05/20/34	18,895
160,771	Government National Mortgage Association Series 2015-79 GI(d)		5.0000	10/20/39	31,567
127,682	Government National Mortgage Association Series 2011-71 SG(d),(f)	-(TSFR1M + 0.114%) + 5.400%	4.2000	05/20/41	9,294
149,627	Government National Mortgage Association Series 2011-89 SA(d),(f)	-(TSFR1M + 0.114%) + 5.450%	6.8600	06/20/41	11,115
685,225	GreenPoint Mortgage Funding Trust Series 2006-AR2 4A1(f)	12MTA + 2.000%	6.9290	03/25/36	600,861
67,593	GreenPoint Mortgage Funding Trust Series 2006-AR3 4A1(f)	TSFR1M + 0.534%	5.8900	04/25/36	57,253
420,756	GreenPoint Mortgage Funding Trust Series 2005-AR4 1A1(f)	TSFR1M + 0.634%	5.9900	10/25/45	411,072
205,413	GreenPoint Mortgage Funding Trust Series 2005-AR5 3A1(f)	TSFR1M + 0.674%	6.0300	11/25/45	143,648
554,525	GreenPoint Mortgage Loan Trust Series 2004-1 A(f)	TSFR1M + 1.264%	6.6200	10/25/34	434,602
329,224	GreenPoint MTA Trust Series 2005-AR3 1A1(f)	TSFR1M + 0.594%	5.9500	08/25/45	260,194
140,046	GSMPS Mortgage Loan Trust Series 1998-2 A(c),(e)		7.7500	05/19/27	141,232
58,416	GSMPS Mortgage Loan Trust Series 1998-3 A(c),(e)		4.8090	09/19/27	57,619
145,285	GSMPS Mortgage Loan Trust Series 1999-2 A(c),(e)		8.0000	09/19/27	142,417
48,468	GSMPS Mortgage Loan Trust Series 1998-1 A(c),(e)		8.0000	09/19/27	45,753
412,972	GSMPS Mortgage Loan Trust Series 2001-2 A(c),(e)		7.5000	06/19/32	383,281
118,265	GSR Mortgage Loan Trust Series 2003-1 B1(e)		4.5870	03/25/33	109,192
9,412	GSR Mortgage Loan Trust Series 2003-1 A2(f)	H15T1Y + 1.750%	5.9300	03/25/33	9,222
90,351	GSR Mortgage Loan Trust Series 2003-3F B3(e)		5.9590	04/25/33	86,101
106,684	GSR Mortgage Loan Trust Series 2003-3F 1A6		6.0000	04/25/33	104,527
165,827	GSR Mortgage Loan Trust Series 2003-4F B3(e)		5.9100	05/25/33	167,200
375,670	GSR Mortgage Loan Trust Series 2003-9 A2(f)	TSFR12M + 2.465%	5.9500	08/25/33	350,344
12,151	GSR Mortgage Loan Trust Series 2004-8F 2A3		6.0000	09/25/34	12,112
14,223	GSR Mortgage Loan Trust Series 2004-13F 3A3		6.0000	11/25/34	13,796
95,590	GSR Mortgage Loan Trust Series 2004-15F 3A1(f)	TSFR1M + 0.414%	5.7700	12/25/34	88,208
17,762	GSR Mortgage Loan Trust Series 2005-5F 8A7		5.5000	06/25/35	17,682
14,672	GSR Mortgage Loan Trust Series 2005-AR6 2A2(e)		4.6630	09/25/35	13,706
6,661	GSR Mortgage Loan Trust Series 2005-AR6 1A1(e)		5.3100	09/25/35	6,571
58,178	GSR Mortgage Loan Trust Series 2005-7F 2A6		5.5000	09/25/35	55,692

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
191,829	GSR Mortgage Loan Trust Series 2005-AR5 1A1(e)		5.3500	10/25/35	$178,956
281,003	GSR Mortgage Loan Trust Series 2005-AR7 5A1(e)		4.5820	11/25/35	233,628
374,405	GSR Mortgage Loan Trust Series 2005-8F 2A1		5.5000	11/25/35	344,544
499,664	GSR Mortgage Loan Trust Series 2005-8F 2A4		5.5000	11/25/35	459,812
1,153,337	GSR Mortgage Loan Trust Series 2005-8F 2A6		5.5000	11/25/35	1,065,139
8,903	GSR Mortgage Loan Trust Series 2005-AR7 3A1(e)		6.1060	11/25/35	8,233
37,032	GSR Mortgage Loan Trust Series 2006-1F 1A3		5.5000	02/25/36	66,896
823,923	GSR Mortgage Loan Trust Series 2006-1F 4A1		5.5000	02/25/36	613,069
24,203	GSR Mortgage Loan Trust Series 2006-1F 1A9		5.5000	02/25/36	35,069
1,428,018	GSR Mortgage Loan Trust Series 2006-2F 2A13		5.7500	02/25/36	1,271,276
1,687,346	GSR Mortgage Loan Trust Series 2006-2F 2A17		5.7500	02/25/36	1,502,139
827,541	GSR Mortgage Loan Trust Series 2006-1F 1A6(f)	TSFR1M + 1.064%	6.4200	02/25/36	1,637,803
2,522,878	GSR Mortgage Loan Trust Series 2006-4F 5A11		5.5000	05/25/36	837,500
875,000	GSR Mortgage Loan Trust Series 2006-4F 2A11		5.5000	05/25/36	500,000
64,608,613	GSR Mortgage Loan Trust Series 2006-4F 2A2		5.5000	05/25/36	1,143,000
81,195	GSR Mortgage Loan Trust Series 2006-5F 2A4		6.0000	06/25/36	123,434
432,190	GSR Mortgage Loan Trust Series 2006-5F 2A2		6.0000	06/25/36	657,018
219,342	GSR Mortgage Loan Trust Series 2006-5F 2A1		6.0000	06/25/36	333,446
10,991	GSR Mortgage Loan Trust Series 2006-7F 2A1		6.0000	08/25/36	1,825,000
765,176	GSR Mortgage Loan Trust Series 2006-10F 2A1		5.7500	12/25/36	1,702,087
223,705	GSR Mortgage Loan Trust Series 2007-1F 2A4		5.5000	01/25/37	296,969
400,668	GSR Mortgage Loan Trust Series 2007-1F 2A2		5.5000	01/25/37	921,037
788,230	GSR Mortgage Loan Trust Series 2007-1F 3A1		6.0000	01/25/37	481,578
620,856	GSR Mortgage Loan Trust Series 2007-AR1 1A1(e)		3.6740	03/25/37	339,391
518,710	GSR Mortgage Loan Trust Series 2007-AR1 3A1(e)		3.8850	03/25/37	451,166
120,732	GSR Mortgage Loan Trust Series 2007-AR2 5A1A(e)		5.4160	05/25/37	104,412
753,830	GSR Mortgage Loan Trust Series 2007-3F 2A1		5.7500	05/25/37	1,980,120
52,503	GSR Mortgage Loan Trust Series 2007-4F 1A1		5.0000	07/25/37	79,877
2,384,636	GSR Mortgage Loan Trust Series 2007-4F 2A1		5.7500	07/25/37	3,799,510
73,529	HarborView Mortgage Loan Trust Series 2003-1 B1(e)		5.2850	05/19/33	57,229
257,749	HarborView Mortgage Loan Trust Series 2004-1 B1(e)		5.5760	04/19/34	197,073
982,432	HarborView Mortgage Loan Trust Series 2004-8 3A2(f)	TSFR1M + 0.914%	6.2700	11/19/34	732,963
74,755	HarborView Mortgage Loan Trust Series 2004-9 4A2(f)	TSFR1M + 0.894%	6.2500	12/19/34	65,055
3,117,476	HarborView Mortgage Loan Trust Series 2005-2 1A(f)	TSFR1M + 0.634%	5.1900	05/19/35	981,033

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
47,044	HarborView Mortgage Loan Trust Series 2005-4 4A(e)		4.9520	07/19/35	$41,506
199,163	HarborView Mortgage Loan Trust Series 2005-8 1A2A(f)	TSFR1M + 0.774%	5.8000	09/19/35	131,365
20,973	HarborView Mortgage Loan Trust Series 2005-14 2A1A(e)		5.8410	12/19/35	14,749
166,349	HarborView Mortgage Loan Trust Series 2005-14 3A1A(e)		5.9270	12/19/35	157,053
1,956,887	HarborView Mortgage Loan Trust Series 2005-16 4A1B(f)	12MTA + 2.000%	7.0120	01/19/37	1,412,464
926	Impac CMB Trust Series 2003-8 2M2(f)	TSFR1M + 2.739%	8.0950	10/25/33	916
1,686	Impac CMB Trust Series 2003-8 2B1(f)	TSFR1M + 4.614%	9.9700	10/25/33	1,652
82,686	Impac CMB Trust Series 2004-10 3A2(f)	TSFR1M + 0.914%	6.2700	03/25/35	77,330
863,693	Impac CMB Trust Series 2005-4 2B1(f)	TSFR1M + 1.764%	4.6700	05/25/35	828,202
190,351	Impac CMB Trust Series 2005-4 2A2(f)	TSFR1M + 0.494%	6.2300	05/25/35	177,999
199,339	Impac Secured Assets CMN Owner Trust Series 2003-3 M1(e)		5.2890	08/25/33	188,995
130,340	Impac Secured Assets CMN Owner Trust Series 2005-1 4A(e)		4.8080	07/25/35	115,271
2,724	Impac Secured Assets Trust Series 2006-2 2M3(f)	TSFR1M + 1.764%	7.1200	08/25/36	2,723
125,349	IndyMac ARM Trust Series 2001-H1 1A(e)		5.2000	08/25/31	67,576
78,127	IndyMac IMSC Mortgage Loan Trust Series 2007-F3 PO(g)		0.0000	09/25/37	44,782
81,792	IndyMac INDA Mortgage Loan Trust Series 2005-AR1 2A1(e)		4.8050	11/25/35	82,113
17,440	IndyMac INDA Mortgage Loan Trust Series 2005-AR2 2A1(e)		4.7500	01/25/36	16,204
69,881	IndyMac INDA Mortgage Loan Trust Series 2007-AR4 3A1(e)		4.5480	08/25/37	67,308
28,042	IndyMac INDX Mortgage Loan Trust Series 2004-AR10 2A2B(f)	TSFR1M + 1.034%	6.3900	05/25/34	24,535
155,994	IndyMac INDX Mortgage Loan Trust Series 2004-AR5 2A1A(f)	TSFR1M + 0.974%	6.3300	08/25/34	131,504
1,953,120	IndyMac INDX Mortgage Loan Trust Series 2005-AR9 2A1(e)		4.5650	07/25/35	1,806,914
151,116	IndyMac INDX Mortgage Loan Trust Series 2006-AR2 2A1(f)	TSFR1M + 0.534%	5.8900	02/25/46	106,444
1,026,321	Jefferies Resecuritization Trust Series 2009-R6 7A5(c),(e)		4.8710	08/26/35	938,129
477,380	Jefferies Resecuritization Trust Series 2009-R7 6A2(c),(e)		4.5970	10/21/35	465,855
260,690	JP Morgan Alternative Loan Trust Series 2005-S1 2A1		5.0000	12/25/35	174,849
28,230	JP Morgan Alternative Loan Trust Series 2006-S2 A4(h)		6.6900	05/25/36	28,134
589	JP Morgan Mortgage Trust Series 2004-S2 3A1		5.5000	11/25/24	585
444,971	JP Morgan Mortgage Trust Series 2004-S2 2A13(f)	TSFR1M + 0.514%	5.8700	11/25/34	404,408
201,954	JP Morgan Mortgage Trust Series 2004-S2 4A5		6.0000	11/25/34	181,294
27,390	JP Morgan Mortgage Trust Series 2005-A3 11A2(e)		5.5540	06/25/35	25,402
387,602	JP Morgan Mortgage Trust Series 2005-A6 5A1(e)		5.3090	08/25/35	384,802
711,996	JP Morgan Mortgage Trust Series 2005-A8 1A1(e)		4.8890	11/25/35	580,691
50,716	JP Morgan Mortgage Trust Series 2007-A2 3A1(e)		4.1530	04/25/37	40,653
193,592	JP Morgan Mortgage Trust Series 2007-S2 3A2		6.0000	06/25/37	184,861

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
82,034	JP Morgan Mortgage Trust Series 2007-S2 3A3		6.5000	06/25/37	$79,765
128,957	Lehman Mortgage Trust Series 2005-2 5A2(f)	-4.6(TSFR1M + 0.114%) + 28.060%	2.8960	12/25/35	117,814
674,736	Lehman Mortgage Trust Series 2005-2 AX(d)		5.5000	12/25/35	103,514
800,826	Lehman Mortgage Trust Series 2005-2 5A1(f)	TSFR1M + 1.014%	6.3700	12/25/35	476,701
1,392,778	Lehman Mortgage Trust Series 2007-5 8A2(d),(f)	-(TSFR1M + 0.114%) + 7.720%	2.2500	08/25/36	224,813
1,376,133	Lehman Mortgage Trust Series 2007-5 8A1(f)	TSFR1M + 0.394%	5.7400	08/25/36	278,215
439,633	Lehman Mortgage Trust Series 2006-7 5A1(e)		1.3670	09/25/36	101,748
112,692	Lehman Mortgage Trust Series 2007-3 2A1(g)		0.0000	03/25/37	73,262
230,503	Lehman Mortgage Trust Series 2007-10 2A2		1.7010	01/25/38	64,619
188,351	Lehman Mortgage Trust Series 2006-4 4A1		6.0000	06/25/49	133,837
713,309	Lehman XS Trust Series 2005-5N 1A2(f)	TSFR1M + 0.474%	5.8300	11/25/35	683,743
271,191	Lehman XS Trust Series 2006-2N 1A1(f)	TSFR1M + 0.634%	5.9900	02/25/46	238,560
16,864	Luminent Mortgage Trust Series 2006-7 2A1(f)	TSFR1M + 0.454%	5.8100	12/25/36	14,447
266,846	Luminent Mortgage Trust Series 2006-7 1A1(f)	TSFR1M + 0.474%	5.8300	12/25/36	242,369
470,769	Luminent Mortgage Trust Series 2007-2 2A1(f)	TSFR1M + 0.574%	5.9300	05/25/37	424,578
356,375	MASTR Adjustable Rate Mortgages Trust Series 2004-11 B1(f)	TSFR1M + 2.364%	7.7200	11/25/34	344,033
2,525,299	MASTR Adjustable Rate Mortgages Trust Series 2004-14 B2(f)	TSFR1M + 3.514%	8.8700	01/25/35	2,081,055
1,024,694	MASTR Adjustable Rate Mortgages Trust Series 2005-6 3A1(e)		1.7410	07/25/35	378,704
1,799,463	MASTR Adjustable Rate Mortgages Trust Series 2005-6 3A2(e)		1.7410	07/25/35	648,670
2,902,676	MASTR Adjustable Rate Mortgages Trust Series 2007-1 2A1(e)		4.6260	11/25/36	1,522,674
3,709,701	MASTR Adjustable Rate Mortgages Trust Series 2006-OA2 1A1(f)	12MTA + 0.800%	5.8120	12/25/46	2,582,675
318,231	MASTR Adjustable Rate Mortgages Trust Series 2006-OA2 2A1(f)	12MTA + 0.800%	5.8120	12/25/46	244,476
508,034	MASTR Adjustable Rate Mortgages Trust Series 2007-1 I2A3(f)	12MTA + 0.740%	5.7520	01/25/47	500,785
1,623	MASTR Adjustable Rate Mortgages Trust Series 2007-1 I2A1(f)	TSFR1M + 0.434%	5.7900	01/25/47	1,607
300,000	MASTR Adjustable Rate Mortgages Trust Series 2007-3 22A5(f)	TSFR1M + 0.794%	6.1500	05/25/47	235,107
25,718	MASTR Alternative Loan Trust Series 2003-4 3A1		6.0000	06/25/33	25,598
39,192	MASTR Alternative Loan Trust Series 2003-5 4A1		5.5000	07/25/33	38,262
15,660	MASTR Alternative Loan Trust Series 2003-7 7A18		5.7500	11/25/33	15,090
14,573	MASTR Alternative Loan Trust Series 2004-10 4A1		6.0000	09/25/34	13,966
31,955	MASTR Alternative Loan Trust Series 2004-11 1A1(e)		5.7940	10/25/34	30,848
17,383	MASTR Alternative Loan Trust Series 2004-12 4A1		5.5000	12/25/34	16,940
545,583	MASTR Alternative Loan Trust Series 2004-13 9A2		5.5000	01/25/35	293,397
45,516	MASTR Alternative Loan Trust Series 2005-1 2A1		6.0000	02/25/35	45,233

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
56,045	MASTR Alternative Loan Trust Series 2005-6 30PO(g)		0.0000	12/25/35	$14,183
36,215	MASTR Alternative Loan Trust Series 2006-2 PO(g)		0.0000	03/25/36	14,397
33,877	MASTR Asset Securitization Trust Series 2003-11 6A16		5.2500	12/25/33	32,376
83,162	MASTR Asset Securitization Trust Series 2004-9 3A7		5.2500	07/25/34	76,993
106,631	MASTR Asset Securitization Trust Series 2004-11 5A5		5.7500	12/25/34	84,810
942,375	MASTR Asset Securitization Trust Series 2004-11 5A4		5.7500	12/25/34	762,286
1,406,367	MASTR Reperforming Loan Trust Series 2005-1 1A4(c)		7.5000	08/25/34	1,074,894
50,435	MASTR Seasoned Securitization Trust Series 2003-1 3A2(f)	TSFR1M + 0.514%	5.8700	02/25/33	47,746
73,133	Mellon Residential Funding Cor Mor Pass Thru Trust Series 1999-TBC3 B4(c),(e)		6.0200	10/20/29	69,469
45,188	Mellon Residential Funding Cor Mor Pass Thru Trust Series 1999-TBC3 B5(c),(e)		6.0200	10/20/29	42,921
1,836,276	MERIT Securities Corporation Series 11PA B3(c),(f)	SOFRRATE + 2.364%	7.7200	09/28/32	1,626,105
135,236	Merrill Lynch Alternative Note Asset Trust Series 2007-AF1 1AF2		5.7500	05/25/37	127,630
258,946	Merrill Lynch Mortgage Backed Securities Trust Series 2007-1 2A1(e)		3.6290	04/25/37	222,214
155,901	Merrill Lynch Mortgage Investors Trust Series 2006-AF1 PO(g)		0.0000	08/25/36	6,765
43,432	Merrill Lynch Mortgage Investors Trust MLCC Series 2003-D B1(f)	TSFR1M + 1.059%	6.4150	08/25/28	38,112
33,013	Merrill Lynch Mortgage Investors Trust MLCC Series 2003-D B2(f)	TSFR1M + 2.364%	7.7200	08/25/28	27,860
168,994	Merrill Lynch Mortgage Investors Trust MLCC Series 2003-F B1(f)	TSFR1M + 1.014%	6.3700	10/25/28	155,484
122,580	Merrill Lynch Mortgage Investors Trust MLCC Series 2007-2 1A(e)		5.2140	06/25/37	120,314
79,474	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A2 2M1(e)		4.7900	03/25/33	64,922
1,141,463	Merrill Lynch Mortgage Investors Trust MLMI Series 2005-A7 2A1(e)		4.7540	09/25/35	917,622
94,761	Morgan Stanley Dean Witter Capital I Inc Trust Series 2003-HYB1 A1(e)		6.0880	03/25/33	81,982
95,689	Morgan Stanley Mortgage Loan Trust Series 2006-7 1A		5.0000	01/25/24	62,969
172,347	Morgan Stanley Mortgage Loan Trust Series 2006-7 2A		6.0000	06/25/31	112,426
27,787	Morgan Stanley Mortgage Loan Trust Series 2004-3 3A		6.0000	04/25/34	27,411
318,016	Morgan Stanley Mortgage Loan Trust Series 2005-2AR B1(f)	TSFR1M + 0.614%	5.9700	04/25/35	239,011
183,968	Morgan Stanley Mortgage Loan Trust Series 2005-4 1A		5.0000	08/25/35	173,182
763,970	Morgan Stanley Mortgage Loan Trust Series 2005-10 4A1		5.5000	12/25/35	457,336
88,526	Morgan Stanley Mortgage Loan Trust Series 2006-2 1A		5.2500	12/25/52	78,471
14,947	Morgan Stanley Re-REMIC Trust Series 2010-R7 3B(c)		5.5000	11/26/34	13,493
1,158,490	Morgan Stanley Resecuritization Trust Series 2014-R4 4B2(c),(e)		5.2460	11/21/35	1,019,365
10,533,644	Mortgage Loan Resecuritization Trust Series 2009-RS1 B15(c),(f)	SOFRRATE + 0.454%	5.7970	04/16/36	6,637,830
2,592,600	MortgageIT Mortgage Loan Trust Series 2006-1 1A2(f)	TSFR1M + 0.514%	5.8700	04/25/36	1,889,629

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
142,561	MortgageIT Mortgage Loan Trust Series 2006-1 1A1(f)	TSFR1M + 0.574%	5.9300	04/25/36	$132,381
253,898	MortgageIT Trust Series 2004-1 B2(f)	TSFR1M + 3.339%	8.6950	11/25/34	245,060
338,798,775	MortgageIT Trust Series 2005-2 (g)		0.0000	05/25/35	2,725,000
60,867	MortgageIT Trust Series 2005-2 1B1(f)	SOFRRATE + 1.539%	6.8950	05/25/35	59,960
11,113,141	New Residential Mortgage Loan Trust Series 2019-5A B4IA(c),(d),(e)		0.5000	08/25/59	242,971
15,618,952	New Residential Mortgage Loan Trust Series 2019-5A B5IB(c),(d),(e)		0.7500	08/25/59	508,423
184,658	New York Mortgage Trust Series 2006-1 2A3(e)		4.1970	05/25/36	154,431
18,696	Nomura Asset Acceptance Corp Alternative Loan Series 2004-AP1 A5(h)		5.8030	03/25/34	17,936
100,096	Nomura Asset Acceptance Corp Alternative Loan Series 2004-AR1 5A3(f)	TSFR1M + 1.134%	6.4900	08/25/34	96,387
6,441	Nomura Asset Acceptance Corp Alternative Loan Series 2004-AP3 A5A(h)		6.0710	10/25/34	6,317
1,916,799	Nomura Asset Acceptance Corp Alternative Loan Series 2004-AR2 M2(f)	TSFR1M + 1.814%	7.1700	10/25/34	1,956,011
446,902	Nomura Asset Acceptance Corp Alternative Loan Series 2006-AF1 1A1B(e)		1.4290	05/25/36	85,000
207,231	Nomura Asset Acceptance Corp Alternative Loan Series 2006-AF1 2A(e)		5.5140	06/25/36	151,398
95,581	NovaStar Mortgage Funding Trust Series 2006-MTA1 2A1A(f)	TSFR1M + 0.494%	0.5230	09/25/46	86,328
64,355	Ocwen Residential MBS Corporation Series 1999-R2 B2(c),(e)		0.6850	06/25/39	28,104
80,520	Opteum Mortgage Acceptance Corp Asset Backed Series 2005-1 M7(f)	TSFR1M + 2.139%	7.4950	02/25/35	88,665
233,216	PHHMC Series Trust Series 2006-4 B1(e)		6.2900	12/18/36	223,364
69,872	Popular A.B.S, Inc. Series 1998-1 A1(h)		7.2000	12/25/29	64,928
77,479	Prime Mortgage Trust Series 2004-1 1A6		5.2500	08/25/34	73,515
2,903	Prime Mortgage Trust Series 2005-1 2A4(c)		5.5000	09/25/34	2,891
1,694,692	Prime Mortgage Trust Series 2006-DR1 2A1(c)		5.5000	05/25/35	1,456,714
460,944	Prime Mortgage Trust Series 2006-DR1 2A2(c)		6.0000	05/25/35	354,639
12,788	Prime Mortgage Trust Series 2005-4 1A2		5.0000	10/25/35	11,897
95,396	Prime Mortgage Trust Series 2005-4 1A5		5.2500	05/25/44	88,799
145,800	RALI Series 2005-QA12 Trust Series QA12 NB2(e)		5.9390	12/25/35	137,074
283,601	RALI Series Trust Series 2004-QA4 NB21(e)		5.1120	09/25/34	264,290
371,810	RALI Series Trust Series 2004-QA4 NB1(e)		5.3950	09/25/34	329,946
404,189	RALI Series Trust Series 2004-QA6 NB2(e)		4.0340	12/26/34	368,033
555,903	RALI Series Trust Series 2004-QA6 NB4(e)		4.7460	12/26/34	505,905
1,780,750	RALI Series Trust Series 2005-QA2 A1I(e)		1.4900	02/25/35	591,461
173,703	RALI Series Trust Series 2005-QA2 NB2(e)		4.1300	02/25/35	150,200

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
1,867,405	RALI Series Trust Series 2005-QA2 A1II(e)		4.1650	02/25/35	$1,146,797
186,756	RALI Series Trust Series 2005-QA3 NB4(e)		0.0000	03/25/35	48,722
60,927	RALI Series Trust Series 2005-QA3 NB1(e)		3.6200	03/25/35	32,470
105,938	RALI Series Trust Series 2005-QA4 A42(e)		4.3390	04/25/35	99,757
13,177	RALI Series Trust Series 2005-QA4 A5(e)		5.3760	04/25/35	12,992
718,784	RALI Series Trust Series 2005-QA6 NB23(e)		4.6160	05/25/35	365,711
65,010	RALI Series Trust Series 2005-QA8 NB2(e)		4.4310	07/25/35	58,990
396,208	RALI Series Trust Series 2005-QA8 CB21(e)		4.9720	07/25/35	219,781
2,626,788	RALI Series Trust Series 2005-QA9 NB21(e)		1.6340	08/25/35	1,016,537
1,409,506	RALI Series Trust Series 2005-QA9 CB3(e)		4.6930	08/25/35	1,282,184
4,991,456	RALI Series Trust Series 2005-QA11 3A1(e)		1.8430	10/25/35	1,803,447
596,477	RALI Series Trust Series 2005-QA11 6A1(e)		6.0790	10/25/35	501,669
1,291,561	RALI Series Trust Series 2005-QA12 CB3(e)		5.1180	12/25/35	1,180,416
124,948	RALI Series Trust Series 2006-QA2 3A1(e)		6.3420	02/25/36	106,101
7,348,495	RALI Series Trust Series 2006-QS11 2A1		1.7020	08/25/36	2,472,233
55,928	RALI Series Trust Series 2006-QS12 2A11		5.0000	09/25/36	42,166
291,078	RALI Series Trust Series 2007-QS4 1A4		6.2500	03/25/37	220,578
597,401	RALI Series Trust Series 2005-QO4 2A1(f)	TSFR1M + 0.674%	6.0300	12/25/45	456,035
2,949,446	RALI Series Trust Series 2007-QO5 A(f)	12MTA + 3.120%	7.3700	08/25/47	526,700
477,762	RAMP Series Trust Series 2003-SL1 A41		8.0000	04/25/31	480,957
462,485	RAMP Series Trust Series 2005-SL2 A5		4.1060	10/25/31	216,648
730,535	RAMP Series Trust Series 2004-SL1 A8		6.5000	11/25/31	656,784
351,411	RAMP Series Trust Series 2005-SL1 A3		0.9720	05/25/32	46,719
417,289	RAMP Series Trust Series 2005-SL1 A7		8.0000	05/25/32	271,134
253,854	RAMP Series Trust Series 2004-SL4 A5		2.5800	07/25/32	104,377
2,320,022	RBSGC Mortgage Loan Trust Series 2005-A 4A		6.0000	04/25/35	2,009,642
497,165	RBSGC Mortgage Loan Trust Series 2007-A 1A1		6.0000	01/25/37	422,994
1,327,605	RBSSP Resecuritization Trust Series 2009-6 8A3(c),(e)		4.5080	08/26/35	461,365
79,629	Reperforming Loan REMIC Trust Series 2004-R1 2A(c)		6.5000	11/25/34	73,818
479,785	Reperforming Loan REMIC Trust Series 2005-R2 1AS(c),(d),(e)		0.3910	06/25/35	20,558
374,910	Reperforming Loan REMIC Trust Series 2006-R2 AF1(c),(f)	TSFR1M + 0.534%	5.8900	07/25/36	342,694
217,019	Residential Asset Securitization Trust Series 2000-A6 B2		8.0000	10/25/30	150,629
21,778	Residential Asset Securitization Trust Series 2004-A2 1A8		5.2500	05/25/34	20,727
355,160	Residential Asset Securitization Trust Series 2004-A2 2A1(f)	TSFR1M + 0.664%	6.0200	05/25/34	349,187

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
226,968	Residential Asset Securitization Trust Series 2006-A3CB PO(g)		0.0000	01/25/46	$15,089
192,871	Residential Asset Securitization Trust Series 2006-A3CB AX(d),(e)		6.0000	01/25/46	40,548
984,711	RFMSI Series Trust Series 2005-SA1 2A(e)		3.7020	03/25/35	864,375
260,813	RFMSI Series Trust Series 2005-SA3 3A(e)		4.8710	08/25/35	213,078
714,801	RFMSI Series Trust Series 2005-SA5 2A(e)		5.0150	11/25/35	624,650
107,307	RFMSI Series Trust Series 2006-SA1 2A1(e)		5.8330	02/25/36	96,827
212,236	RFMSI Series Trust Series 2006-SA3 3A1(e)		5.4290	09/25/36	186,474
120,656	RFMSI Series Trust Series 2006-SA4 2A1(e)		5.5550	11/25/36	104,774
244,529	Sequoia Mortgage Trust Series 4 B(f)	TSFR1M + 1.364%	6.6990	04/22/25	166,594
47,764	Sequoia Mortgage Trust Series 6 B2(f)	TSFR1M + 0.814%	6.5200	04/19/27	43,761
27,327	Sequoia Mortgage Trust Series 2003-4 2B2(e)		6.7340	07/20/33	23,235
41,125	Sequoia Mortgage Trust Series 2003-4 2B3(e)		6.7340	07/20/33	34,595
19,438	Sequoia Mortgage Trust Series 2003-4 2B5(e)		6.7340	07/20/33	15,336
147,529	Sequoia Mortgage Trust Series 2004-1 B1(f)	TSFR1M + 0.939%	6.2970	02/20/34	98,210
105	Sequoia Mortgage Trust Series 2004-5 B1(f)	TSFR1M + 0.834%	6.1920	06/20/34	92
9	Sequoia Mortgage Trust Series 2004-6 B1(f)	TSFR1M + 0.864%	6.2220	07/20/34	7
32,434	Sequoia Mortgage Trust Series 2013-2 B3(e)		3.6330	02/25/43	30,742
157,882	Sequoia Mortgage Trust Series 2007-1 3A1(e)		5.1090	01/20/47	118,610
14,750	Shellpoint Asset Funding Trust Series 2013-1 B2(c),(e)		3.8570	07/25/43	14,496
39,976	Sofi Mortgage Trust Series 2016-1A 1AMF(c),(e)		3.0000	11/25/46	34,585
46,567	Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 1A1(e)		5.5140	03/25/34	42,027
769,672	Structured Adjustable Rate Mortgage Loan Trust Series 2005-14 A1(f)	TSFR1M + 0.424%	5.7800	07/25/35	462,932
199,790	Structured Adjustable Rate Mortgage Loan Trust Series 2007-3 2A1(e)		3.9140	04/25/47	181,904
1,675,193	Structured Asset Investment Loan Trust Series 2003-BC10 M3(f)	TSFR1M + 3.414%	8.7700	10/25/33	1,763,589
198,369	Structured Asset Mortgage Investments II Trust Series 2004-AR5 2A3(e)		4.8590	10/19/34	174,571
193,200	Structured Asset Mortgage Investments II Trust Series 2004-AR6 A1B(f)	TSFR1M + 0.514%	5.8700	02/19/35	179,572
1,169,222	Structured Asset Mortgage Investments II Trust Series 2006-AR3 21A1(f)	TSFR1M + 0.514%	5.8700	02/25/36	922,293
341,683	Structured Asset Mortgage Investments II Trust Series 2006-AR1 3A1(f)	TSFR1M + 0.574%	5.9300	02/25/36	265,177
69,820	Structured Asset Mortgage Investments II Trust Series 2006-AR2 A1(f)	TSFR1M + 0.574%	5.9300	02/25/36	58,899
2,181,314	Structured Asset Mortgage Investments II Trust Series 2006-AR1 2A2(f)	TSFR1M + 0.734%	6.0900	02/25/36	2,083,470
4,518,604	Structured Asset Mortgage Investments II Trust Series 2006-AR3 24A1(e)		1.2140	05/25/36	1,119,873
134,332	Structured Asset Mortgage Investments II Trust Series 2006-AR3 22A1(e)		4.2450	05/25/36	67,544
58,690	Structured Asset Mortgage Investments II Trust Series 2007-AR2 1A1(f)	TSFR1M + 0.414%	5.7700	02/25/37	53,390

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
695,269	Structured Asset Mortgage Investments II Trust Series 2007-AR2 2A1(f)	TSFR1M + 0.374%	5.7200	03/25/37	$229,490
1,334,561	Structured Asset Mortgage Investments II Trust Series 2006-AR5 3A1(f)	TSFR1M + 0.534%	5.8800	05/25/46	514,037
734,850	Structured Asset Mortgage Investments II Trust Series 2006-AR5 2A1(f)	TSFR1M + 0.534%	5.8900	05/25/46	507,957
336,486	Structured Asset Mortgage Investments Trust Series 2002-AR5 A2(f)	TSFR1M + 1.314%	6.6700	05/19/33	298,889
470,369	Structured Asset Sec Corp Mort Pass Thru Certs Series 1998-6 B2		6.5000	07/25/28	300,436
1,633,631	Structured Asset Sec Corp Mort Pass thru Certs Series 2003-40A B1(e)		6.5080	01/25/34	1,229,556
10,373	Structured Asset Sec Mortgage Pass-Through Series 2002-21A B1II(e)		7.4610	11/25/32	10,337
104,372	Structured Asset Securities Corp Assistance Loan Series AL2 B1(c)		3.3560	01/25/31	74,014
1,156,672	Structured Asset Securities Corp Mortgage Series 2003-31A B1(e)		6.7470	10/25/33	1,014,116
79,015	Structured Asset Securities Corp Mortgage Series 2003-39EX M3(h)		3.2830	08/25/33	79,263
454,603	Structured Asset Securities Corp Mortgage Series 2004-11XS 1A5A(h)		4.8630	06/25/34	436,662
508,696	TBW Mortgage-Backed Pass-Through Certificates Series 2006-1 2A1		6.5000	04/25/36	297,432
483,804	TBW Mortgage-Backed Trust Series 2006-2 1A3		1.6970	07/25/36	182,588
1,221,136	TBW Mortgage-Backed Trust Series 2006-6 A2B(h)		1.0620	01/25/37	280,818
932,715	Terwin Mortgage Trust Series 2006-9HGA A3(c),(f)	TSFR1M + 0.674%	4.6100	10/25/37	296,297
295,408	Terwin Mortgage Trust Series 2007-6ALT A2(c),(f)	TSFR1M + 0.714%	6.0700	08/25/38	216,277
56,629	Thornburg Mortgage Securities Trust Series 2005-1 A5(e)		4.2290	04/25/45	53,626
124,734	Thornburg Mortgage Securities Trust Series 2007-3 2A1(f)	TSFR12M + 1.965%	7.2000	06/25/47	117,455
5,673,987	Voyager CBASS Delaware Trust Series 2009-1 KAB1(c),(e)		0.0630	02/26/37	56,262
15,402,448	Voyager CBASS Delaware Trust Series 2009-1 KAA3(c),(e),(j)		0.2370	02/26/37	162,667
670,565	Voyager CNTYW Delaware Trust Series 2009-1 3QB1(c),(e)		5.7260	03/16/30	635,792
1,380,130	Voyager CNTYW Delaware Trust Series 2009-1 3MY5(c),(e)		5.7760	12/16/33	1,285,469
889,680	Voyager CNTYW Delaware Trust Series 2009-1 5AU0(c),(e)		5.7160	02/16/36	819,936
2,837,795	Voyager CNTYW Delaware Trust Series 2009-1 5AT3(c),(e)		5.7160	02/16/36	2,594,388
7,226,960	Voyager CNTYW Delaware Trust Series 2009-1 5DS2(c),(e)		5.6760	05/16/36	6,740,029
2,420,488	Voyager OPTONE Delaware Trust Series 2009-1 SAA7(c),(d),(e)		1.1380	02/25/38	558,871
1,005,528	Wachovia Mortgage Loan Trust, LLC Series 2005-A 2A1(e)		3.9010	08/20/35	899,190
392,031	Wachovia Mortgage Loan Trust, LLC Series 2005-A 1A1(e)		5.3730	08/20/35	372,987
45,314	Wachovia Mortgage Loan Trust, LLC Series 2006-A 1A1(e)		2.8580	05/20/36	41,408
283,097	Wachovia Mortgage Loan Trust, LLC Series 2007-A 4A1(e)		5.0640	03/20/37	253,820
109,830	WaMu Mortgage Backed Pass Through Certificates Series 2001-AR5 B1(e)		4.3320	12/19/39	101,054
37,457	WaMu Mortgage Backed Pass Through Certificates Series 2001-AR5 B4(c),(e)		4.3320	12/19/39	33,159
28,104	WaMu Mortgage Backed Pass Through Certificates Series 2001-AR5 B5(c),(e)		4.3320	12/19/39	24,513

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
22,552	WaMu Mortgage Backed Pass Through Certificates Series 2001-AR5 B6(c),(e)		4.3320	12/19/39	$16,889
99,404	WaMu Mortgage Pass-Through Certificates Series 2002-AR13 M1(e)		6.4950	10/25/32	92,297
214,231	WaMu Mortgage Pass-Through Certificates Series 2002-S8 1A7		5.7500	01/25/33	202,333
399,278	WaMu Mortgage Pass-Through Certificates Series 2002-AR19 B1(e)		4.2420	02/25/33	357,640
972,104	WaMu Mortgage Pass-Through Certificates Series 2003-S4 CB2(e)		4.6880	06/25/33	470,042
27,273	WaMu Mortgage Pass-Through Certificates Series 2003-AR5 A7(e)		4.8220	06/25/33	27,029
138,146	WaMu Mortgage Pass-Through Certificates Series 2003-AR6 A1(e)		5.3460	06/25/33	129,593
83,940	WaMu Mortgage Pass-Through Certificates Series 2003-AR8 A(e)		5.5950	08/25/33	79,633
142,676	WaMu Mortgage Pass-Through Certificates Series 2003-AR9 1B2(e)		5.6680	09/25/33	111,501
725,090	WaMu Mortgage Pass-Through Certificates Series 2003-S13 CB1(e)		5.8910	01/25/34	669,151
69,258	WaMu Mortgage Pass-Through Certificates Series 2004-S2 2A4		5.5000	06/25/34	67,977
8,148	WaMu Mortgage Pass-Through Certificates Series 2004-CB2 2A		5.5000	07/25/34	7,939
73,804	WaMu Mortgage Pass-Through Certificates Series AR16 2A2(e)		3.8660	12/25/35	65,237
48,807	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 3A1(e)		3.9720	10/25/36	42,219
212,304	WaMu Mortgage Pass-Through Certificates Series 2001-AR3 B1(e)		4.3270	11/25/41	176,168
80,030	WaMu Mortgage Pass-Through Certificates Series 2002-AR6 B2(f)	12MTA + 1.400%	6.3290	06/25/42	70,020
159,700	WaMu Mortgage Pass-Through Certificates Series 2002-AR6 B1(f)	12MTA + 1.400%	6.3290	06/25/42	140,966
82,548	WaMu Mortgage Pass-Through Certificates Series 2002-AR6 B3(f)	12MTA + 1.400%	6.3290	06/25/42	70,971
13,375	WaMu Mortgage Pass-Through Certificates Series 2002-AR6 B4(c),(f)	12MTA + 1.400%	6.3290	06/25/42	9,163
13,177	WaMu Mortgage Pass-Through Certificates Series 2002-AR9 1B3(f)	12MTA + 1.400%	6.3290	08/25/42	7,717
54,016	WaMu Mortgage Pass-Through Certificates Series 2002-AR9 1B1(f)	12MTA + 1.400%	6.3290	08/25/42	49,919
9,188	WaMu Pass Through Certificates Series 2002-AR12 B1(e)		6.3250	10/25/32	8,448
5,772	WaMu Pass Through Certificates Series 2002-AR12 B2(e)		6.3250	10/25/32	5,142
1,291,710	Washington Mutual Mortgage Pass-Through Series 2005-1 7A1		5.5000	03/25/35	1,049,213
74,193	Washington Mutual Mortgage Pass-Through Series 2005-1 1A1		5.5000	03/25/35	68,057
1,813,089	Washington Mutual Mortgage Pass-Through Series 2006-AR1 A1A(f)	TSFR1M + 0.614%	5.9700	02/25/36	1,358,537
309,197	Washington Mutual Mortgage Pass-Through Series 2006-2 3CB		6.0000	03/25/36	233,043
253,213	Washington Mutual Mortgage Pass-Through Series 2007-3 A2		6.0000	04/25/37	212,680
52,194	Washington Mutual Mortgage Pass-Through Series 2006-AR2 A1A(f)	12MTA + 0.940%	5.8690	04/25/46	40,352
402,454	Washington Mutual Mortgage Pass-Through Series 2006-AR5 3A(f)	12MTA + 0.940%	5.8690	07/25/46	243,250
827,826	Washington Mutual Mortgage Pass-Through Series 2006-AR6 2A(f)	12MTA + 0.960%	5.8890	08/25/46	450,795
150,944	Washington Mutual Mortgage Pass-Through Series 2006-AR8 2A(f)	12MTA + 0.850%	5.7790	10/25/46	119,076
25,500	Washington Mutual MSC Mortgage Pass-Through Series 2002-S4 B4(c)		6.5000	10/19/29	23,867
25,500	Washington Mutual MSC Mortgage Pass-Through Series 2002-S4 B5(c)		6.5000	10/19/29	23,881

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 25.6% (Continued)
330,550	Washington Mutual MSC Mortgage Pass-Through Series 2003-MS2 CB4(c),(e)		0.0000	02/25/33	$36,323
36,083	Washington Mutual MSC Mortgage Pass-Through Series 2003-AR1 2A(e)		3.9890	02/25/33	33,640
161,251	Washington Mutual MSC Mortgage Pass-Through Series 2003-MS3 CB3(e)		5.7500	03/25/33	82,972
37,086	Washington Mutual MSC Mortgage Pass-Through Series 2003-MS7 B1		5.7500	03/25/33	35,422
28,101	Washington Mutual MSC Mortgage Pass-Through Series 2003-MS9 2A		7.5000	04/25/33	28,239
604,037	Washington Mutual MSC Mortgage Pass-Through Series 2003-AR2 M(e)		4.3270	05/25/33	572,868
634,613	Washington Mutual MSC Mortgage Pass-Through Series 2004-RA2 CB1(e)		7.0000	07/25/33	512,878
36,288	Wells Fargo Mortgage Backed Securities Series 2003-I B2(e)		6.0730	09/25/33	28,425
23,042	Wells Fargo Mortgage Backed Securities Series 2004-K 1A2(e)		5.6150	07/25/34	23,219
38,230	Wells Fargo Mortgage Backed Securities Series 2004-K 1A3(e)		5.6150	07/25/34	38,513
					199,323,653
	CREDIT CARD — 0.1%
675,000	Genesis Private Label Amortizing Trust Series 2020-1 E(c)		9.7600	07/20/30	663,906

	HOME EQUITY — 11.2%
1,300,807	ABFC Trust Series 2002-WF2 CE (g)		0.0000	11/25/29	1,110,776
197,623	ABFS Mortgage Loan Trust Series 2000-1 A1(h)		8.4250	07/15/31	167,666
124,488	ABFS Mortgage Loan Trust Series 2000-3 A(h)		8.1100	09/15/31	106,571
2,450,194	ABFS Mortgage Loan Trust Series 2002-1 A5(h)		7.0100	12/15/32	2,054,873
762,227	ABFS Mortgage Loan Trust Series 2003-1 M(f)	TSFR1M + 2.364%	7.7260	08/15/33	742,785
892,823	Accredited Mortgage Loan Trust Series 2005-1 M5(f)	TSFR1M + 3.414%	5.9510	04/25/35	911,214
612,411	ACE Securities Corp Home Equity Loan Trust Series 2002-HE2 M1(f)	TSFR1M + 1.389%	6.7450	08/25/32	690,458
59,766	ACE Securities Corp Home Equity Loan Trust Series 2003-OP1 M2(f)	TSFR1M + 2.364%	7.7200	12/25/33	61,239
1,145,927	ACE Securities Corp Home Equity Loan Trust Series HE1 M2(f)	TSFR1M + 1.764%	7.1200	03/25/34	1,158,175
64,544	ACE Securities Corp Home Equity Loan Trust Series RM1 M1(f)	TSFR1M + 1.164%	6.5200	07/25/34	61,360
528,589	ACE Securities Corp Home Equity Loan Trust Series 2004-RM1 B1(c),(f)	TSFR1M + 5.364%	10.7200	07/25/34	394,414
1,531,310	ACE Securities Corp Home Equity Loan Trust Series 2005-WF1 M10(f)	TSFR1M + 3.614%	8.9700	05/25/35	1,625,108
8,205	ACE Securities Corp Home Equity Loan Trust Series 2007-WM1 A2A(f)	TSFR1M + 0.184%	5.5300	11/25/36	3,293
210,087	ACE Securities Corp Home Equity Loan Trust Series 2007-WM2 A2B(f)	TSFR1M + 0.294%	5.6400	02/25/37	87,149
31,812	ACE Securities Corp Home Equity Loan Trust Series 2005-SD1 M2(f)	TSFR1M + 1.989%	7.3450	11/25/50	33,997
3,011,999	ACE Securities Corp Home Equity Loan Trust Series Series HE1 CE (g)		0.0000	11/20/31	2,450,000
65,055	ACE Securities Corp Home Equity Loan Trust Series Series HE2 M3(f)	TSFR1M + 3.339%	8.6950	08/25/32	78,335

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	HOME EQUITY — 11.2% (Continued)
275,031	ACE Securities Corp Home Equity Loan Trust Series TC1 M2(f)	TSFR1M + 3.039%	8.3950	06/25/33	$258,323
370,110	Aegis Asset Backed Securities Trust Mortgage Series 2004-3 B2(f)	TSFR1M + 3.264%	8.6200	09/25/34	302,197
482,688	Aegis Asset Backed Securities Trust Mortgage Series 2004-4 M3(f)	TSFR1M + 2.139%	7.4950	10/25/34	484,748
32,230	AFC Home Equity Loan Trust Series 1998-3 1A2(f)	TSFR1M + 0.834%	6.1770	09/22/28	31,798
2,451,173	AFC Trust Series 1999-3 2A(f)	TSFR1M + 0.904%	6.2600	09/28/29	1,898,131
72,826	Ameriquest Mort Sec Inc Asset Bckd Ps Thru Cert Series AR1 M1(f)	TSFR1M + 1.179%	3.7310	09/25/32	77,532
2,868,793	Ameriquest Mort Sec Inc Asset Bk Pass Thru Cert Series 2002-C M1(f)	TSFR1M + 3.489%	8.8450	11/25/32	2,843,405
161,625	Ameriquest Mortgage Securities Asset-Backed Series 2002-3 M3(f)	TSFR1M + 2.964%	8.3200	08/25/32	162,060
146,081	Ameriquest Mortgage Securities Asset-Backed Series 2003-AR1 M3(f)	TSFR1M + 4.614%	3.9040	01/25/33	141,300
323,608	Ameriquest Mortgage Securities Inc Asset-Backed Series 2002-D M1(f)	TSFR1M + 3.864%	3.4280	02/25/33	301,284
589,587	Amresco Residential Securities Corp Mort Loan Series 1999-1 M1(f)	TSFR1M + 0.864%	6.7200	11/25/29	549,724
889,697	Argent Securities Inc Asset-Backed Pass-Through Series 2003-W3 M5(f)	TSFR1M + 5.739%	4.2640	09/25/33	758,022
1,428,307	Asset Backed Securities Corp Home Equity Loan Series 2003-HE1 M3(f)	TSFR1M + 5.364%	10.7260	01/15/33	1,337,251
6,982	Asset Backed Securities Corp Home Equity Loan Series 2007-HE2 A2(f)	TSFR1M + 0.194%	5.5500	05/25/37	4,745
418,002	Bayview Financial Asset Trust Series 2007-SR1A M1(c),(f)	TSFR1M + 0.914%	6.2700	03/25/37	412,715
161,641	Bayview Financial Asset Trust Series 2007-SR1A M2(c),(f)	TSFR1M + 1.014%	6.3700	03/25/37	159,440
144,139	Bayview Financial Asset Trust Series 2007-SR1A M3(c),(f)	TSFR1M + 1.264%	6.6200	03/25/37	143,560
2,926,820	Bayview Financial Mortgage Pass-Through Trust Series 2005-B B2(f)	TSFR1M + 4.239%	9.5960	04/28/39	2,944,543
23,193	Bayview Financial Mortgage Pass-Through Trust Series 2004-D B1(f)	TSFR1M + 2.964%	8.3200	08/28/44	23,251
9,082,000	Bear Stearns Asset Backed Securities I Trust Series 2004-BO1 M9A(f)	TSFR1M + 6.114%	11.4700	10/25/34	8,916,764
148,848	Bear Stearns Asset Backed Securities I Trust Series 2004-HE10 M6(f)	TSFR1M + 4.764%	6.0510	12/25/34	172,083
674,813	Bear Stearns Asset Backed Securities I Trust Series 2005-TC1 M6(f)	TSFR1M + 2.664%	5.3560	05/25/35	677,085
1,006,367	Bear Stearns Asset Backed Securities I Trust Series TC1 M7(f)	TSFR1M + 4.614%	5.3560	05/25/35	1,057,354
3,547,332	Bear Stearns Asset Backed Securities I Trust Series 2005-TC2 M8(c),(f)	TSFR1M + 4.614%	5.3600	08/25/35	3,644,480
321,551	Bear Stearns Asset Backed Securities I Trust Series 2005-HE11 M3(f)	TSFR1M + 0.834%	5.8360	11/25/35	319,373
184,034	Bear Stearns Asset Backed Securities I Trust Series 2006-EC2(f)	TSFR1M + 0.744%	6.1000	02/25/36	183,393
279,710	Bear Stearns Asset Backed Securities I Trust Series 2007-HE1 2M1(f)	TSFR1M + 0.384%	5.7400	01/25/37	963,575
276,824	Bear Stearns Second Lien Trust Series 2007-1 1A(f)	TSFR1M + 0.304%	5.6600	01/25/37	267,671
17,286	Bear Stearns Second Lien Trust Series 2007-1 3A(f)	TSFR1M + 0.554%	5.9100	08/25/37	16,426
285,415	Bond Securitization Trust Series 2003-1 X(e)		0.0000	10/25/34	242,602
121,389	Centex Home Equity Loan Trust Series 2004-C M2(f)	TSFR1M + 0.909%	4.6810	06/25/34	115,717
332,914	Centex Home Equity Loan Trust Series 2004-D MF2(h)		6.0600	09/25/34	327,852
559,421	Citigroup Mortgage Loan Trust Series 2007-OPX1 A5B(h)		5.8600	01/25/37	165,876
3,301,000	Citigroup Mortgage Loan Trust, Inc. Series 2003-HE3 M4(f)	TSFR1M + 4.614%	9.9700	12/25/33	3,500,133

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	HOME EQUITY — 11.2% (Continued)
77,812	Contimortgage Home Equity Loan Trust Series 1996-4 A10(f)	TSFR1M + 0.594%	5.9560	01/15/28	$63,505
38,953	Countrywide Asset-Backed Certificates Series 2004-S1 M1(h)		5.2520	02/25/35	38,366
23,478	Countrywide Home Equity Loan Trust Series 2006-HW 2A1A(f)	TSFR1M + 0.264%	5.6260	11/15/36	21,563
513,143	Countrywide Home Equity Loan Trust Series 2006-HW 2A1B(f)	TSFR1M + 0.264%	5.6260	11/15/36	474,886
647,652	Credit Suisse First Boston Mortgage Securities Series 2002-HE1 A2(f)	TSFR1M + 0.854%	4.4530	08/25/32	611,166
578,775	Credit Suisse First Boston Mortgage Securities Series 2004-FRE1 B3(f)	TSFR1M + 3.364%	4.1930	04/25/34	524,577
58,032	CWABS Revolving Home Equity Loan Trust Series R 2A(f)	TSFR1M + 0.364%	5.7260	03/15/30	55,042
52,615	CWABS Revolving Home Equity Loan Trust Series 2004-O 2A(f)	TSFR1M + 0.394%	5.7560	02/15/34	51,106
178,933	CWHEQ Home Equity Loan Trust Series 2006-S6 A5(e)		5.9620	03/25/34	170,273
1,459,763	CWHEQ Home Equity Loan Trust Series 2006-S5 A5		6.1550	06/25/35	1,756,155
198,614	CWHEQ Home Equity Loan Trust Series 2006-S7 A5(e)		5.9450	11/25/35	196,206
36,792	CWHEQ Revolving Home Equity Loan Trust Series H 2A(f)	TSFR1M + 0.354%	5.7160	12/15/35	36,615
294,943	FirstCity Capital Home Equity Loan Trust Series 1998-2 A1(c)		6.9900	01/25/29	289,615
192,024	FirstCity Capital Home Equity Loan Trust Series 1998-2 A3(c),(f)	TSFR1M + 1.714%	7.0700	01/25/29	189,282
237,551	Fremont Home Loan Trust Series 1999-3 A1(f)	TSFR1M + 0.824%	6.1800	12/25/29	226,357
229,791	Fremont Home Loan Trust Series 1999-3 A2(f)	TSFR1M + 0.904%	6.2600	12/25/29	217,242
85,321	GMACM Home Equity Loan Trust Series 2004-HE1 VPRN(c),(f)	TSFR1M + 0.614%	5.9700	06/25/34	82,975
43,588	GMACM Home Equity Loan Trust Series 2004-HE1 A3(f)	TSFR1M + 0.614%	5.9700	06/25/34	42,389
94,364	GMACM Home Equity Loan Trust Series 2004-HE3 A2VN(c),(f)	TSFR1M + 0.614%	5.9700	10/25/34	93,893
11,550	GMACM Home Equity Loan Trust Series 2005-HE1 A1VN(c),(f)	TSFR1M + 0.614%	5.9700	08/25/35	6,682
957,238	GMACM Home Equity Loan Trust Series 2007-HE2 A1(f)	SOFRRATE + 0.254%	5.6100	12/25/37	939,091
726,361	GMACM Home Equity Loan Trust Series 2007-HE2 A4(h)		7.4240	12/25/37	745,948
519,439	GMACM Mortgage Loan Trust Series 2004-GH1 B(h)		5.5000	07/25/35	335,023
59,153	GreenPoint Mortgage Funding Trust Series 2005-HE3 A(f)	TSFR1M + 0.294%	5.6560	09/15/30	57,430
1,378,358	GSAA Home Equity Trust Series 2005-2 B3(f)	TSFR1M + 3.564%	8.9200	12/25/34	1,241,940
3,010,051	GSAA Home Equity Trust Series 2005-5 B3(f)	TSFR1M + 2.664%	8.0200	02/25/35	2,848,168
11,546	GSAA Trust Series 2004-3 AF4(h)		6.7200	04/25/34	11,167
18,412	Home Equity Asset Trust Series 2002-2 B1(f)	TSFR1M + 2.714%	8.0570	06/25/32	32,812
27,557	Home Equity Asset Trust Series 2002-4 M1(f)	TSFR1M + 1.614%	6.9700	03/25/33	26,913
160,222	Home Equity Asset Trust Series 2003-1 B2(f)	TSFR1M + 4.864%	10.2200	06/25/33	1,120,235
96,264	Home Equity Asset Trust Series 2003-8 B2(f)	TSFR1M + 3.364%	8.7200	04/25/34	130,387
15,613	Home Equity Loan Trust Series 2006-HSA3 A(f)	TSFR1M + 0.244%	5.6000	05/25/36	15,600
283,125	Home Equity Mortgage Loan Asset-Backed Trust Series C MV1(f)	TSFR1M + 0.784%	4.6820	12/25/31	418,991
196,997	Home Equity Mortgage Loan Asset-Backed Trust Series 2002-B M1(f)	TSFR1M + 1.539%	6.8950	10/25/33	194,549

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	HOME EQUITY — 11.2% (Continued)
65,574	Home Equity Mortgage Loan Asset-Backed Trust Series 2004-A M2(f)	TSFR1M + 2.139%	4.0310	07/25/34	$63,108
376,299	Home Equity Mortgage Trust Series 2007-1 A1(f)	TSFR1M + 0.454%	5.8100	05/25/37	359,567
513,391	Imc Home Equity Loan Trust Series 1998-3 A7(h)		5.4320	08/20/29	502,348
309,426	IMC Home Equity Loan Trust Series 1996-2 A7		7.9500	07/25/26	311,508
82,316	IMC Home Equity Loan Trust Series 1998-5 A5(h)		5.6140	12/20/29	81,733
41,306	Irwin Home Equity Loan Trust Series 2004-1 2M2(f)	TSFR1M + 1.989%	7.3450	12/25/34	41,188
508,046	Irwin Home Equity Loan Trust Series 2006-P1 1A(c),(f)	TSFR1M + 0.394%	5.7500	12/25/36	489,089
440,280	Irwin Home Equity Loan Trust Series 2006-P1 2A3(c),(h)		6.3000	06/25/37	435,491
25,071	Irwin Home Equity Loan Trust 2004-1 Series 2004-1 2B1(f)	TSFR1M + 3.189%	8.5450	12/25/34	25,020
282,388	IXIS Real Estate Capital Trust Series 2005-HE3 M3(f)	TSFR1M + 0.879%	6.2350	12/25/35	299,005
167,201	MAFI II Remic Trust Series 1999-A B1(c),(e)		8.0000	03/20/25	161,561
206,596	Mastr Asset Backed Securities Trust Series 2003-NC1 M4(f)	TSFR1M + 3.614%	4.6750	04/25/33	206,979
58,345	Mastr Asset Backed Securities Trust Series 2003-WMC2 M2(f)	TSFR1M + 2.589%	4.4370	08/25/33	60,009
55,334	Meritage Mortgage Loan Trust Series 2003-1 M2(f)	TSFR1M + 2.439%	7.7950	11/25/33	52,655
927,752	Merrill Lynch Mortgage Investors Trust Series 2005-NC1 B3(f)	TSFR1M + 3.189%	8.5450	10/25/35	858,190
52,624	Morgan Stanley A.B.S Capital I Inc Trust Series 2003-NC8 M3(f)	TSFR1M + 3.264%	8.6200	09/25/33	52,622
889,084	Morgan Stanley A.B.S Capital I Inc Trust Series 2003-NC10 B2(f)	TSFR1M + 5.739%	11.0950	10/25/33	963,000
2,058	Morgan Stanley A.B.S Capital I Inc Trust Series 2007-HE4 A2A(f)	TSFR1M + 0.224%	5.5700	02/25/37	651
13,807	Morgan Stanley Dean Witter Capital I Inc Trust Series 2001-AM1 M2(f)	TSFR1M + 2.214%	7.5700	02/25/32	14,030
112,851	Morgan Stanley Dean Witter Capital I Inc Trust Series 2001-AM1 B1(f)	TSFR1M + 3.414%	8.7700	02/25/32	514,879
16,896	Morgan Stanley Dean Witter Capital I Inc Trust Series 2002-AM3 B2(f)	TSFR1M + 5.739%	11.0950	02/25/33	629,263
1,642,789	Morgan Stanley Dean Witter Capital I Inc Trust Series 2003-NC2 B1(f)	TSFR1M + 5.739%	11.0950	02/25/33	1,688,943
133,304	Morgan Stanley Mortgage Loan Trust Series 2005-8SL M1(f)	TSFR1M + 0.849%	6.2050	11/25/35	306,429
4,469,863	Morgan Stanley Mortgage Loan Trust Series 2007-8XS A3W(e)		6.0000	04/25/37	2,757,137
2,334	New Century Home Equity Loan Trust Series 2003-5 AI7(e)		4.8550	11/25/33	2,261
333,558	New Century Home Equity Loan Trust Series 2003-6 M1(f)	TSFR1M + 1.194%	6.5500	01/25/34	332,844
892,811	New Century Home Equity Loan Trust Series Series 2003-3 M3(f)	TSFR1M + 3.684%	9.0400	07/25/33	1,024,369
488,508	NovaStar Mortgage Funding Trust Series 2003-2 M2(f)	TSFR1M + 2.889%	8.2450	09/25/33	493,287
50,518	Option One Mortgage Loan Trust Series 2004-1 M2(f)	TSFR1M + 1.764%	7.1200	01/25/34	47,966
178,972	Option One Mortgage Loan Trust Series 2004-1 M4(f)	TSFR1M + 2.589%	7.9450	01/25/34	148,033
61,108	Option One Mortgage Loan Trust Series 2004-2 M2(f)	TSFR1M + 1.689%	7.0450	05/25/34	63,007
104,819	Option One Mortgage Loan Trust Series 2004-2 M5(f)	TSFR1M + 3.114%	8.4700	05/25/34	89,864
884,327	Option One Mortgage Loan Trust Series 2007-FXD1 1A1(h)		5.8660	01/25/37	717,856
201,101	Option One Mortgage Loan Trust Series 2007-FXD2 2A6(h)		5.6800	03/25/37	180,892

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	HOME EQUITY — 11.2% (Continued)
350,992	Option One Mortgage Loan Trust Series 2007-FXD2 2A5(h)		6.1020	03/25/37	$282,946
807,297	Option One Woodbridge Loan Trust Series 2004-1 M(c),(f)	TSFR1M + 1.614%	6.9700	02/25/34	794,285
519,023	Provident Bank Home Equity Loan Trust Series 1999-3 A3(f)	TSFR1M + 0.894%	5.8600	01/25/31	435,563
138,154	Provident Bank Home Equity Loan Trust Series 1999-3 A2(f)	TSFR1M + 0.954%	5.8900	01/25/31	116,230
71,943	RAAC Series Trust Series 2004-SP1 AI3(h)		6.1180	03/25/34	69,879
2,742,835	RASC Series Trust Series 2004-KS11 M2(f)	SOFRRATE + 1.614%	6.9700	12/25/34	2,760,644
67,659	Renaissance Home Equity Loan Trust Series 2002-4 B(h)		4.3320	03/25/33	10,514
115,151	Renaissance Home Equity Loan Trust Series 2004-3 AF6(h)		5.3240	11/25/34	107,485
127,070	Renaissance Home Equity Loan Trust Series 2005-4 A4(h)		5.8250	02/25/36	122,642
8,785	Saco I Trust Series 2007-1 A1(f)	TSFR1M + 0.434%	5.7900	01/25/37	8,784
29,202	Saco I Trust Series 2007-2 A1(f)	TSFR1M + 0.434%	5.7900	02/25/37	29,383
2,132,200	Saxon Asset Securities Trust Series 2001-2 M1(f)	TSFR1M + 0.909%	6.2650	03/25/31	1,887,696
29,702,919	Soundview Home Loan Trust Series 2007-OPT4 X1(d),(e)		0.3510	09/25/37	779,332
227,237	Structured Asset Securities Corp Mortgage Pass Series 2001-SB1 A2		3.3750	08/25/31	225,908
317,377	Terwin Mortgage Trust Series 2004-1HE M2(c),(f)	TSFR1M + 2.589%	7.9450	02/25/34	231,526
2,301,638	Terwin Mortgage Trust Series 2004-21HE 2M3(c),(f)	TSFR1M + 2.739%	8.0950	12/25/34	2,224,800
3,812,839	Truman Capital Mortgage Loan Trust Series 2002-2 M2(c),(f)	TSFR1M + 4.764%	10.1200	11/25/32	3,204,906
400,000	Truman Capital Mortgage Loan Trust Series 2006-1 M1(c),(f)	TSFR1M + 0.594%	5.9500	03/25/36	354,201
3,454	United National Home Loan Owner Trust Series 1999-1 M1(h)		6.9100	03/25/25	3,479
16,879	Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 AI9(e)		4.9800	04/25/34	16,640
92,585	Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 M6(f)	TSFR1M + 2.934%	8.2900	10/25/34	91,255
693,175	Wells Fargo Home Equity Asset-Backed Securities Series 2005-1 M9(f)	TSFR1M + 2.664%	8.0200	04/25/35	708,716
					86,849,573
	MANUFACTURED HOUSING — 4.2%
326,786	ACE Securities Corp Manufactured Housing Trust Series 2003-MH1 B2(c),(g)		0.0000	08/15/30	300,956
1,809,367	BCMSC Trust Series 1998-C M1(e)		7.5100	01/15/29	1,745,338
731,888	BCMSC Trust Series 1999-B A2(e)		1.0540	12/15/29	76,806
611,382	BCMSC Trust Series 1999-B A3(e)		1.0540	12/15/29	66,045
4,944,914	BCMSC Trust Series 1999-B A5(e)		1.0540	12/15/29	553,524
737,790	BCMSC Trust Series 1999-B A6(e)		1.0540	12/15/29	87,138
11,151,101	Conseco Finance Corporation Series 7 B2(e)		0.9950	10/15/26	1,156,341
1,509,277	Conseco Finance Corporation Series 1997-8 M1(e)		7.0200	10/15/27	1,413,084
1,525,723	Conseco Finance Corporation Series 9 B1(e)		7.6500	01/15/28	1,470,599

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	MANUFACTURED HOUSING — 4.2% (Continued)
5,450,962	Conseco Finance Corporation Series 1997-3 M1(e)		7.5300	03/15/28	$5,379,533
1,777,041	Conseco Finance Corporation Series 1997-2 M1(e)		7.5400	06/15/28	1,762,110
2,639,112	Conseco Finance Corporation Series 1996-10 B1(e)		7.2400	11/15/28	2,584,959
284,711	Conseco Finance Corporation Series 1998-2 M1(e)		6.9400	12/01/28	268,297
398,819	Conseco Finance Corporation(e)		6.9700	05/15/29	386,422
2,799,303	Conseco Finance Corporation Series 1999-5 A6(e)		3.2140	03/01/30	969,374
2,785,065	Conseco Finance Corporation Series 3 M1(e)		6.8600	03/01/30	2,668,934
2,847,234	Conseco Finance Securitizations Corporation Series 2002-1 M2(e)		9.5460	12/01/33	2,765,309
2,162,238	Deutsche Financial Capital Securitization, LLC Series 1998-I B1		7.2750	04/15/28	2,036,836
152,711	Madison Avenue Manufactured Housing Contract Trust Series A B2(f)	TSFR1M + 3.364%	8.7200	03/25/32	152,781
3,629	MERIT Securities Corporation Series 12-1 1M1(h)		7.6300	07/28/33	3,616
822,678	Morgan Stanley Resecuritization Trust Series 2015-R7 1BXA(c),(e)		7.0600	02/26/29	754,502
358,254	Oakwood Mortgage Investors, Inc. Series 1997-A B1		7.4500	05/15/27	329,834
6,289	Oakwood Mortgage Investors, Inc. Series 1997-B B1		7.7500	08/15/27	5,809
444,827	Oakwood Mortgage Investors, Inc. Series 1997-D B1(e)		7.3250	02/15/28	433,379
928,701	Oakwood Mortgage Investors, Inc. Series 1998-D M1(c)		7.4150	01/15/29	898,849
1,081,709	Oakwood Mortgage Investors, Inc. Series 2000-C M1		8.4900	10/15/30	1,005,869
139,458	Oakwood Mortgage Investors, Inc. Series 2001-D A2(e)		4.2360	08/15/31	61,410
732,225	Origen Manufactured Housing Contract Trust Series 2007-A A2(e)		7.8000	04/15/37	685,948
1,394,380	Origen Manufactured Housing Contract Trust Series 2006-A A2(e)		6.9620	10/15/37	1,278,143
1,422,841	UCFC Manufactured Housing Contract Series 1998-3 M1		6.5060	01/15/30	1,337,979
					32,639,724
	NON AGENCY CMBS — 26.4%
2,927,675	BAMLL Re-REMIC Trust Series 2016-GG10 AJA(c),(e)		3.7960	08/10/45	658,727
500,456	Banc of America Commercial Mortgage Trust Series 2006-4 C(e)		5.7540	07/10/46	464,314
7,050,244	Banc of America Commercial Mortgage Trust Series 2007-1 AJ(e)		0.0000	01/15/49	1,130,255
57,267	Bayview Commercial Asset Trust Series 2005-1A B1(c),(f)	TSFR1M + 1.239%	6.5950	04/25/35	57,602
104,750	Bayview Commercial Asset Trust Series 2005-2A M1(c),(f)	TSFR1M + 0.759%	6.1150	08/25/35	97,969
256,574	Bayview Commercial Asset Trust Series 2005-3A B1(c),(f)	TSFR1M + 1.764%	7.1200	11/25/35	251,106
3,000,000	Bayview Commercial Asset Trust Series 2005-4A B2(c),(f)	SOFRRATE + 3.714%	0.0000	01/25/36	491,288
116,416	Bayview Commercial Asset Trust Series 2006-2A B1(c),(f)	TSFR1M + 1.419%	6.7750	07/25/36	111,614
3,492,217	BB-UBS Trust(c)		2.8900	06/05/30	3,079,230
180,000	BB-UBS Trust 2012-SHOW Series SHOW B(c)		3.8820	11/05/36	163,308

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	NON AGENCY CMBS — 26.4% (Continued)
205,533	Bear Stearns Asset Backed Securities Trust Series 2003-3 M1(f)	TSFR1M + 1.344%	6.7000	06/25/43	$206,464
139,084	Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26 AJ(e)		5.5660	01/12/45	135,204
2,445,190	Carbon Capital VI Commercial Mortgage Series 2019-FL2 B(c),(f)	TSFR1M + 2.964%	8.3260	10/15/35	2,157,148
1,593,624	CD Mortgage Trust Series 2007-CD5 G(c),(e)		6.3690	11/15/44	1,577,684
958,633	CFCRE Commercial Mortgage Trust Series 2011-C2 D(c),(e)		5.2490	12/15/47	875,406
5,083,000	CFCRE Commercial Mortgage Trust Series 2011-C2 E(c),(e)		5.2490	12/15/47	3,964,740
3,401,495	CG-CCRE Commercial Mortgage Trust Series 2014-FL1 B(c),(f)	TSFR1M + 1.264%	6.6260	06/15/31	3,399,450
4,500,000	CG-CCRE Commercial Mortgage Trust Series 2014-FL1 D(c),(f)	TSFR1M + 2.864%	8.2260	06/15/31	3,300,460
209,640	CG-CCRE Commercial Mortgage Trust Series 2014-FL2 A(c),(f)	TSFR1M + 1.968%	7.3300	11/15/31	202,387
32,253,755	Citigroup Commercial Mortgage Trust Series 2014-GC23 XA(d),(e),(j)		0.8910	07/10/47	73,687
1,884,669	COMM 2013-CCRE9 Mortgage Trust Series CR9 E(c),(e)		4.4680	07/10/45	1,689,001
2,000,000	COMM Mortgage Trust Series 2013-300P C(c),(e)		4.3940	08/10/30	1,700,000
19,343	COMM Mortgage Trust Series 2012-LC4 B(e)		4.9340	12/10/44	17,331
3,000,000	COMM Mortgage Trust Series 2012-LC4 D(c),(e)		5.2940	12/10/44	1,761,935
1,692,000	COMM Mortgage Trust Series 2012-LC4 C(e)		5.2940	12/10/44	1,359,985
134,574	COMM Mortgage Trust Series 2012-CCRE2 E(c),(e)		4.5350	08/15/45	121,116
415,000	COMM Mortgage Trust Series 2012-CCRE3 B(c)		3.9220	10/15/45	322,538
2,342,000	COMM Mortgage Trust Series 2013-LC6 E(c)		3.5000	01/10/46	1,866,408
413,188	COMM Mortgage Trust Series 2013-LC6 D(c),(e)		3.9610	01/10/46	378,050
4,185,539	COMM Mortgage Trust Series 2013-CCRE6 B(c)		3.3970	03/10/46	3,631,294
5,829,707	COMM Mortgage Trust Series 2013-CCRE7 D(c),(e)		4.2430	03/10/46	4,884,065
3,274,000	COMM Mortgage Trust Series 2013-CCRE7 E(c),(e)		4.2430	03/10/46	2,446,901
5,822,063	COMM Mortgage Trust Series 2010-C1 D(c),(e)		5.7920	07/10/46	5,297,774
108,610,000	COMM Mortgage Trust Series 2014-CR19 XB(c),(d),(e)		0.0410	08/10/47	13,631
19,644,195	COMM Mortgage Trust Series 2015-LC21 XA(d),(e)		0.6340	07/10/48	132,734
6,610,615	Commercial Mortgage Pass Through Certificates Series 2012-LTRT A2(c)		3.4000	10/05/30	5,732,630
2,935,145	CSMC OA, LLC Series 2014-USA X1(c),(d),(e)		0.5400	09/15/37	17,349
2,500,000	DBUBS 2011-LC3 Mortgage Trust Series LC3A E(c),(e)		3.7500	08/10/44	1,501,500
2,158,565	DBUBS Mortgage Trust Series 2011-LC3A D(c),(e)		5.3580	08/10/44	1,849,243
1,060,401	Greenwich Capital Commercial Mortgage Trust Series 2006-RR1 A1(c),(e)		1.2990	03/18/49	402,953
3,346,912	GS Mortgage Securities Corporation II Series 2018-SRP5 A(c),(f)	TSFR1M + 1.914%	7.2760	09/15/31	2,290,636
1,798,075	GS Mortgage Securities Corporation II Series 2018-SRP5 B(c),(f)	TSFR1M + 3.114%	8.4760	09/15/31	545,541
156,999	GS Mortgage Securities Trust Series 2010-C1 B(c)		5.1480	08/10/43	155,211

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	NON AGENCY CMBS — 26.4% (Continued)
3,000,000	GS Mortgage Securities Trust Series 2010-C1 C(c),(e)		5.6350	08/10/43	$2,909,284
15,137,000	GS Mortgage Securities Trust Series 2010-C1 D(c),(e)		6.3590	08/10/43	12,085,486
9,505,000	GS Mortgage Securities Trust Series 2011-GC5 B(c),(e)		5.1530	08/10/44	7,899,251
1,131,000	GS Mortgage Securities Trust Series 2011-GC5 D(c),(e)		5.1530	08/10/44	502,586
170,000	GS Mortgage Securities Trust Series 2011-GC5 C(c),(e)		5.1530	08/10/44	118,946
661,480	GS Mortgage Securities Trust Series 2011-GC5 AS(c),(e)		5.1530	08/10/44	638,448
1,986,605	GS Mortgage Securities Trust Series 2012-GCJ9 D(c),(e)		4.6010	11/10/45	1,783,793
1,000,000	Harvest Commercial Capital Loan Trust Series 2020-1 M4(c),(e)		5.9640	04/25/52	897,580
265,836	Impac CMB Trust Series 2004-8 3M2(f)	TSFR1M + 1.689%	7.0450	08/25/34	245,582
184,040	Impac CMB Trust Series 2004-8 3B(f)	TSFR1M + 2.739%	8.0950	08/25/34	176,562
10,643,227	JP Morgan Chase Commercial Mortgage Securities Series 2012-WLDN A(c)		3.9100	05/05/30	7,960,102
2,985,000	JP Morgan Chase Commercial Mortgage Securities Series C2 F(c)		3.3920	11/15/43	1,911,690
2,004,065	JP Morgan Chase Commercial Mortgage Securities Series 2010-C2 D(c),(e)		5.5820	11/15/43	1,832,717
2,100,000	JP Morgan Chase Commercial Mortgage Securities Series 2010-C2 E(c),(e)		5.5820	11/15/43	1,792,140
1,526,853	JP Morgan Chase Commercial Mortgage Securities Series 2006-CB17 AJ(e)		5.4890	12/12/43	1,116,586
1,325,000	JP Morgan Chase Commercial Mortgage Securities Series C6 G(c),(e)		2.9720	05/15/45	782,117
5,683,288	JP Morgan Chase Commercial Mortgage Securities Series 2012-C6 E(c),(e)		4.9640	05/15/45	4,598,922
553,648	JP Morgan Chase Commercial Mortgage Securities Series C6 D(e)		4.9640	05/15/45	500,681
401,000	JP Morgan Chase Commercial Mortgage Securities(c),(e)		4.9640	05/15/45	286,275
8,169,420	JP Morgan Chase Commercial Mortgage Securities Series CBX E(c),(e)		4.6900	06/15/45	7,171,610
3,888,868	JP Morgan Chase Commercial Mortgage Securities Series C8 G(c),(e)		2.7330	10/15/45	3,434,649
958,964	JP Morgan Chase Commercial Mortgage Securities Series 2011-C3 B(c),(e)		5.0130	02/15/46	891,131
9,260,000	JP Morgan Chase Commercial Mortgage Securities Series 2011-C3 C(c),(e)		5.3600	02/15/46	7,775,706
751,000	JP Morgan Chase Commercial Mortgage Securities Series C3 F(c),(e)		5.5260	02/15/46	172,637
6,930,000	JP Morgan Chase Commercial Mortgage Securities Series 2011-C3 D(c),(e)		5.5260	02/15/46	4,708,584
107,000	JP Morgan Chase Commercial Mortgage Securities Series 2013-LC11 D(e)		4.1600	04/15/46	46,171
18,455,689	JP Morgan Chase Commercial Mortgage Securities Series 2006-LDP9 AMS		5.3370	05/15/47	17,722,370
585,102	JP Morgan Chase Commercial Mortgage Securities Series 2012-LC9 C(c),(e)		3.7840	12/15/47	507,870
3,204,045	JP Morgan Chase Commercial Mortgage Securities Series C2 AM(e)		7.0550	02/12/51	1,639,819

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	NON AGENCY CMBS — 26.4% (Continued)
17,254	JP Morgan Chase Commercial Mortgage Securities Series 2007-LD12 AJ(e)		6.3490	02/15/51	$16,434
11,004,189	JP Morgan Chase Commercial Mortgage Securities Series 2007-C1 AJ(e)		6.8240	02/15/51	10,445,764
4,000,000	JP Morgan Chase Commercial Mortgage Securities Series 2007-C1 C(c),(e)		6.8300	02/15/51	1,198,862
2,191,277	LBSBC NIM Company Series 2005-2A N3(c)		5.5000	09/27/30	2,109,573
100	LBSBN Series 2005-2A PS (g)		0.0000	09/27/30	2,480,000
10,439,733	LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ(e)		5.4520	09/15/39	4,088,077
185,651	Merrill Lynch Mortgage Trust Series 2006-C1 B(e)		6.5970	05/12/39	176,707
555,646	ML-CFC Commercial Mortgage Trust Series 2007-9 AJ(e)		6.1930	09/12/49	541,295
251,938	ML-CFC Commercial Mortgage Trust Series 2007-9 AJA(e)		6.2220	09/12/49	245,469
2,777,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6 E(c),(e)		4.4250	11/15/45	1,766,484
545,000	Morgan Stanley Capital I Trust Series 2011-C2 E(c),(e)		5.2110	06/15/44	303,413
108,620	Morgan Stanley Capital I Trust Series 2011-C2 D(c),(e)		5.2110	06/15/44	98,163
1,035,000	Morgan Stanley Capital I Trust Series 2012-C4 E(c),(e)		5.1640	03/15/45	628,355
186,593	Morgan Stanley Capital I Trust Series 2012-C4 D(c),(e)		5.1640	03/15/45	166,992
1,787,950	Morgan Stanley Capital I Trust Series 2011-C3 F(c),(e)		4.9440	07/15/49	1,521,653
2,132,000	Morgan Stanley Capital I Trust Series 2011-C3 G(c),(e)		4.9440	07/15/49	1,516,458
969,058	Morgan Stanley Capital I Trust Series 2011-C3 E(c),(e)		4.9440	07/15/49	903,510
1,680,000	Natixis Commercial Mortgage Securities Trust Series 2018-FL1 Class C(c),(f)	PRIME + 2.200%	8.5000	06/15/35	675,852
3,000,000	ReadyCap Commercial Mortgage Trust Series 2018-4 E(c),(e)		5.2140	02/27/51	2,335,718
8,000,000	TMSQ Mortgage Trust Series 2014-1500 XA(c),(d),(e)		0.1550	10/10/36	3,824
1,629,832	UBS Commercial Mortgage Trust Series 2012-C1 E(c),(e)		5.0000	05/10/45	1,257,857
2,568,006	UBS-Barclays Commercial Mortgage Trust 2013-C5 Series C5 B(c),(e)		3.6490	03/10/46	2,286,014
5,190,585	UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 E(c),(e)		6.5580	01/10/45	3,178,175
805,439	Wachovia Bank Commercial Mortgage Trust Series 2004-C11 J(c),(e)		5.3100	01/15/41	791,123
1,176,513	Wachovia Bank Commercial Mortgage Trust Series 2005-C21 E(c),(e)		4.9700	10/15/44	705,634
57,349	WFRBS Commercial Mortgage Trust Series 2011-C4 C(c),(e)		4.9790	06/15/44	52,480
2,234,000	WFRBS Commercial Mortgage Trust Series 2011-C4 D(c),(e)		4.9790	06/15/44	1,849,072
120,000	WFRBS Commercial Mortgage Trust Series 2011-C4 E(c),(e)		4.9790	06/15/44	88,261
225,000	WFRBS Commercial Mortgage Trust Series 2013-C11 D(c),(e)		4.0540	03/15/45	166,848
560,000	WFRBS Commercial Mortgage Trust Series 2012-C10 C(e)		4.3290	12/15/45	381,458
5,989,689	WFRBS Commercial Mortgage Trust Series 2013-C14 C(e)		3.8360	06/15/46	4,040,176
140,000	WFRBS Commercial Mortgage Trust Series 2013-C14 B(e)		3.8410	06/15/46	107,598

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	NON AGENCY CMBS — 26.4% (Continued)
2,197,396	WFRBS Commercial Mortgage Trust Series 2014-C19 XA(d),(e),(j)		0.8920	03/15/47	$700
102,827	WF-RBS Commercial Mortgage Trust Series 2011-C2 E(c),(e)		5.0000	02/15/44	98,133
3,555,000	X-Caliber Funding, LLC Series SKOAK B1(c),(g)		0.0000	05/15/25	2,941,814
3,000,000	X-Caliber Funding, LLC Series 2021-7 A(c),(f)	SOFRRATE + 3.120%	8.4350	01/06/26	2,955,770
720,000	X-Caliber Rural Lending, LLC Series SN1 B1(c)		15.0000	06/15/24	716,352
					205,465,232
	OTHER ABS — 0.1%
85,132	AFC Trust Series 2000-4 1A(c),(f)	TSFR1M + 0.884%	6.2400	01/25/31	82,212
76,406	Oakwood Mortgage Investors, Inc. Series 1996-B B1(c),(e)		8.4500	10/15/26	75,894
379,469	Oakwood Mortgage Investors, Inc. Series C B1(c)		7.9600	04/15/27	377,031
					535,137
	RESIDENTIAL MORTGAGE — 10.9%
992,136	Ameriquest Mortgage Securities Asset-Backed Series 2004-R3 M4(f)	TSFR1M + 2.874%	8.2300	05/25/34	868,134
391,430	Bear Stearns Asset Backed Securities Trust Series 2003-SD1 A(f)	TSFR1M + 1.014%	6.3700	12/25/33	374,023
1,788,000	Bear Stearns Asset Backed Securities Trust Series 2006-SD1 M4(f)	TSFR1M + 2.364%	7.7200	04/25/36	1,828,280
7,688	Bear Stearns Asset Backed Securities Trust Series 2006-SD3 21A1(e)		4.5780	07/25/36	7,586
2,987,000	Bear Stearns Asset Backed Securities Trust Series 2006-2 M6(f)	TSFR1M + 2.739%	8.0950	07/25/36	2,958,832
2,987,000	Bear Stearns Asset Backed Securities Trust Series 2006-2 M7(f)	TSFR1M + 3.864%	9.2200	07/25/36	2,950,254
37,716	Bear Stearns Asset Backed Securities Trust Series 2006-SD3 1A1A		5.5000	08/25/36	37,573
305,007	Bear Stearns Asset Backed Securities Trust Series 2007-SD1 1A2A		3.4360	10/25/36	129,618
345,519	Bear Stearns Asset Backed Securities Trust Series 2006-SD4 3A1(f)	12MTA + 0.980%	5.9100	10/25/36	91,622
277,237	Bear Stearns Asset Backed Securities Trust Series 2005-SD3 2M4(f)	TSFR1M + 3.264%	8.6200	11/25/39	287,272
902,000	Bear Stearns Asset Backed Securities Trust Series 2005-SD4 2M4(f)	TSFR1M + 3.264%	8.6200	12/25/42	963,869
550,000	Bear Stearns Asset Backed Securities Trust Series 2005-SD4 2M3(f)	TSFR1M + 3.264%	8.6200	12/25/42	594,383
29,750	Bear Stearns Asset Backed Securities Trust Series 2007-SD2 1PO(g)		0.0000	09/25/46	21,164
148,299	Bear Stearns Asset Backed Securities Trust Series 2007-SD2 1A1B		5.5000	09/25/46	136,154
49,087	Chase Funding Trust Series 2003-6 1A7(h)		4.8380	11/25/34	47,796
113,203	Chase Funding Trust Series 2003-6 2M1(f)	TSFR1M + 0.864%	6.2200	11/25/34	124,237
92	Citicorp Residential Mortgage Trust Series 2007-2 A6(h)		4.5860	06/25/37	91
1,145	Citigroup Mortgage Loan Trust, Inc. Series 2005-WF1 A4(h)		6.0300	11/25/34	1,139
226,806	Citigroup Mortgage Loan Trust, Inc. Series 2004-RES1 M7(f)	TSFR1M + 2.739%	8.0950	11/25/34	796,885
452,008	Countrywide Asset-Backed Certificates Series 2004-BC2 M5(f)	TSFR1M + 2.739%	8.0950	10/25/33	453,886
662,325	Countrywide Asset-Backed Certificates Series 2006-13 1AF5(h)		3.9950	01/25/37	540,722

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	RESIDENTIAL MORTGAGE — 10.9% (Continued)
843,606	Countrywide Asset-Backed Certificates Series 2007-QX1 A1(f)	TSFR1M + 0.614%	5.9550	05/25/37	$693,019
2,881	Credit-Based Asset Servicing and Securitization, Series 1999-3 A(c),(e)		3.5220	02/03/29	2,233
278,100	Credit-Based Asset Servicing and Securitization, Series 2006-CB2 AF4(h)		3.0720	12/25/36	230,813
720,813	Credit-Based Asset Servicing and Securitization, Series 2007-SL1A A2(c),(f)	TSFR1M + 0.574%	5.9300	02/25/37	544,800
336,970	Credit-Based Asset Servicing and Securitization, Series 2007-SP1 M1(c),(h)		4.7210	12/25/37	372,896
1,548,374	Credit-Based Asset Servicing and Securitization, Series 2004-RP1 M3(c),(f)	TSFR1M + 3.114%	8.4700	05/25/50	1,550,409
553,042	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-AGE1 B3(f)	TSFR1M + 4.114%	9.4700	02/25/32	576,834
311,028	CWABS Asset-Backed Certificates Trust Series 2004-13 MF5(e)		5.5680	01/25/35	201,010
16,144	CWABS Asset-Backed Certificates Trust Series 2005-16 2AF3(e)		4.4040	05/25/36	15,930
470,898	CWABS Asset-Backed Certificates Trust Series 2005-17 1AF4(h)		6.5470	05/25/36	373,024
235,319	Equity One Mortgage Pass-Through Trust Series 2002-1 M1(e)		6.2820	08/25/32	226,935
209,469	Finance America Mortgage Loan Trust Series 2004-3 M2(f)	TSFR1M + 1.059%	6.4150	11/25/34	179,206
195,762	Finance America Mortgage Loan Trust Series 2004-3 M3(f)	TSFR1M + 1.134%	6.4900	11/25/34	155,970
180,655	First Franklin Mortgage Loan Trust Series 2004-FFA X(c),(g)		0.0000	03/25/24	175,000
13,982	First Franklin Mortgage Loan Trust Series 2003-FFB X(e),(g)		0.0000	02/25/33	14,000
157,074	First Franklin Mortgage Loan Trust Series 2004-FF2 M5(f)	TSFR1M + 1.614%	6.9700	03/25/34	147,366
977,580	First Franklin Mortgage Loan Trust Series 2004-FFH3 M4(f)	TSFR1M + 1.719%	7.0750	10/25/34	881,423
1,742,693	Fremont Home Loan Trust Series 2002-2 M1(f)	TSFR1M + 1.839%	7.1950	10/25/33	1,821,767
35,506	Fremont Home Loan Trust Series 2004-B M7(f)	TSFR1M + 3.114%	8.4700	05/25/34	25,870
16,133	Fremont Home Loan Trust Series 2005-A M3(f)	TSFR1M + 0.849%	6.2050	01/25/35	15,640
32,372	GSAMP Trust Series 2003-SEA2 A1(h)		5.4210	07/25/33	31,373
88,445	GSAMP Trust Series 2004-HE1 M1(f)	TSFR1M + 0.939%	6.2950	05/25/34	80,146
32,962,708	GSAMP Trust Series 2006-S6 A2(h),(j)		0.0200	10/25/36	239,685
12,901,896	GSAMP Trust Series 2006-S6 A3(f),(j)	TSFR1M + 0.574%	2.5200	10/25/36	96,084
4,446,251	GSAMP Trust Series 2006-S6 A1C(f),(j)	TSFR1M + 0.314%	2.5200	10/25/36	33,209
3,337,289	Lehman XS Trust Series 2005-4 1M1(f)	TSFR1M + 0.864%	6.2200	10/25/35	3,530,002
506,067	Lehman XS Trust Series 2007-3 1AA1(f)	TSFR1M + 0.434%	5.7900	03/25/37	403,348
918,049	Long Beach Mortgage Loan Trust Series 2002-1 M3(f)	TSFR1M + 3.864%	9.2200	05/25/32	935,462
25,339,793	Long Beach Mortgage Loan Trust Series 2006-A A1(f)	TSFR1M + 0.294%	5.6400	05/25/36	507,853
16,399,758	Long Beach Mortgage Loan Trust Series 2006-A A3(f)(j)	TSFR1M + 0.514%	5.8600	05/25/36	333,240
4,650,286	Long Beach Mortgage Loan Trust Series 2005-WL1 3M3(f)	TSFR1M + 1.089%	6.4450	06/25/45	4,505,585
427,286	Long Beach Mortgage Loan Trust 2003-2 Series 2 M3(f)	TSFR1M + 3.489%	8.8450	06/25/33	450,676

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	RESIDENTIAL MORTGAGE — 10.9% (Continued)
1,720,548	Merrill Lynch Mortgage Investors Trust Series 2003-WMC2 B1(f)	TSFR1M + 4.389%	9.7450	02/25/34	$1,344,516
1,209,337	Morgan Stanley A.B.S Capital I Inc Trust Series 2005-WMC2 M3(f)	TSFR1M + 0.819%	6.1750	02/25/35	1,183,244
1,964,518	Ownit Mortgage Loan Trust Series 2005-4 M1(f)	TSFR1M + 0.939%	6.2950	08/25/36	1,727,186
3,080,000	RAAC Series Trust Series 2005-RP2 M6(c),(f)	SOFRRATE + 3.114%	7.4700	06/25/35	3,092,712
8,103,518	RAAC Series Trust Series 2005-SP3 SB (g)		0.0000	12/25/35	5,694,654
1,748,183	RAAC Series Trust Series 2006-SP4 M4(f)	TSFR1M + 2.514%	7.8700	11/25/36	1,990,381
1,648,964	RAAC Series Trust Series 2006-SP1 M2(f)	TSFR1M + 0.939%	6.2950	09/25/45	1,162,747
8,375,433	RAAC Series Trust Series 2006-RP1 M3(c),(f)	TSFR1M + 1.964%	7.3200	10/25/45	8,364,954
2,759,324	RAAC Series Trust Series 2006-RP1 M4(c),(f)	TSFR1M + 1.989%	7.3450	10/25/45	2,768,845
4,000,000	RAAC Series Trust Series 2006-RP4 M2(f)	TSFR1M + 1.614%	6.9700	01/25/46	3,974,987
4,638,000	RAAC Series Trust Series 2006-RP4 M3(f)	TSFR1M + 2.114%	7.4700	01/25/46	4,578,566
508,785	RAMP Series Trust Series 2004-SL3 A4		3.9880	12/25/31	242,316
650,166	RAMP Series Trust Series 2003-RS7 MII2(f)	TSFR1M + 1.914%	5.1140	08/25/33	608,043
381,338	RAMP Series Trust Series 2003-RS10 MII2(f)	TSFR1M + 1.814%	5.1910	11/25/33	368,867
172,139	RAMP Series Trust Series 2006-RS6 A4(f)	TSFR1M + 0.654%	6.0100	11/25/36	136,658
616,847	RFSC Series Trust Series 2002-RP2 A1(c),(f)	TSFR1M + 1.614%	6.9700	10/25/32	601,451
218,143	RFSC Trust Series 2002-RP1 A1(c),(f)	TSFR1M + 0.974%	6.3300	03/25/33	213,543
54,389	SACO I Trust Series 2005-WM2 M1(f)	TSFR1M + 0.939%	6.2950	07/25/35	55,696
28,157	SACO I Trust Series 2006-6 A(f)	TSFR1M + 0.374%	5.7300	06/25/36	44,767
825,546	Sail Net Interest Margin Notes Series BC1A B(c),(g)		0.0000	01/27/33	634,166
576,011	Sail Net Interest Margin Notes Series 2003-6A A(c)		7.0000	07/27/33	1,627,580
3,180,517	SASCO ARC NIM Series 2003-5(c)		6.0000	06/27/33	3,236,592
3,156,043	SHARPS OTC Series 2002-AQ1N (g)		0.0000	04/25/31	1,900,000
24,040	Soundview Home Loan Trust Series 2004-1 M2(f)	TSFR1M + 1.134%	6.4900	07/25/34	22,361
142,932	Soundview Home Loan Trust Series 2004-1 M7(f)	TSFR1M + 3.039%	8.3950	07/25/34	121,058
930,065	Soundview Home Loan Trust Series 2004-1 M9(f)	TSFR1M + 4.989%	10.3450	07/25/34	779,425
2,878,885	Structured Asset Investment Loan Trust Series 2004-8 M9(f)	TSFR1M + 3.864%	9.2200	09/25/34	2,221,497
56,760	Structured Asset Securities Corp Mortgage Series 2004-6XS A5B(h)		6.0500	03/25/34	56,325
31,869	Structured Asset Securities Corp Mortgage Loan Series 2005-2XS 2A2(f)	TSFR1M + 1.614%	6.9350	02/25/35	31,787
475,439	Structured Asset Securities Corp Mortgage Loan Series 2005-WF2 M2(f)	TSFR1M + 0.744%	6.1000	05/25/35	467,858
470,541	Structured Asset Securities Corp Mortgage Loan Series 2005-WF2 M5(f)	TSFR1M + 1.059%	6.4150	05/25/35	452,040
357,135	Structured Asset Securities Corp Mortgage Loan Series 2005-WF2 M6(f)	TSFR1M + 1.104%	6.4600	05/25/35	342,670

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME
FUND SCHEDULE OF INVESTMENTS
(Continued) December 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 79.8% (Continued)
	RESIDENTIAL MORTGAGE — 10.9% (Continued)
145,141	Structured Asset Securities Corp Mortgage Loan Series 2005-WF2 M7(f)	TSFR1M + 1.764%	7.1200	05/25/35	$142,757
3,499,574	Washington Mutual Asset-Backed Certificates WMABS Series 2006- HE5 1A(f)	TSFR1M + 0.424%	4.4860	10/25/36	2,598,369
					85,352,946
	WHOLE BUSINESS — 0.0%(b)
2,000,000	LOANME TRUST SBL Series 2019-1 C(c),(h)		15.0000	08/15/30	320,000

	TOTAL ASSET BACKED SECURITIES (Cost $666,630,965)				621,240,838

	CORPORATE BONDS — 17.8%
	BANKING — 0.4%
3,410,000	Southern Financial		10.6000	09/07/30	3,230,975

	INSURANCE — 14.3%
572,271	Ambac Assurance Corporation (g)		0.0000	06/07/60	744,860
69,761,475	Ambac Assurance Corporation(c),(g)		0.0000	06/07/69	90,800,497
900,000	MBIA Global Funding, LLC(e),(f)	EUAMDB10 - 0.448%	2.2280	06/09/25	904,173
10,652,561	MBIA Global Funding, LLC(c),(g)		0.0000	12/15/31	4,474,076
42,493,421	MBIA Global Funding, LLC(g),(j)		0.0000	12/15/33	14,022,829
					110,946,435
	SPECIALTY FINANCE — 1.2%
1,876,072	OWS Cre Funding I, LLC Series MARG A(c),(f)	SOFRRATE + 5.014%	10.3370	09/15/24	1,873,305
2,000,000	PDOF MSN Issuer, LLC(c),(f)	SOFRRATE + 4.500%	9.9000	03/01/25	1,975,964
996,970	US Capital Funding II Ltd. Capital Funding II(c),(f),(j)	TSFR3M + 1.912%	7.2890	08/01/34	827,766
4,000,000	X-Caliber Funding, LLC(c)		5.0000	09/24/24	3,721,508
1,275,000	X-Caliber Funding, LLC(c)		11.0000	09/24/24	1,252,406
					9,650,949
	SYNTHETIC FIBERS AND CHEMICALS — 1.9%
9,926,807	MSP DEER FINANCE SYNDICATED LOAN		17.0000	04/09/25	9,926,806
4,986,915	WATTS GUERRA 005-A DEER FINANCE SYNDICATE LOAN		15.5000	10/30/25	4,986,915
					14,913,721
	TOTAL CORPORATE BONDS (Cost $148,333,036)				138,742,080

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 1.0%
	MONEY MARKET FUNDS - 1.0%
7,652,259	First American Treasury Obligations Fund, Class X, 5.28% (Cost $7,652,259)(i)	$7,652,259

	TOTAL INVESTMENTS - 99.1% (Cost $826,739,484)	$771,672,388
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.9%	6,904,205
	NET ASSETS - 100.0%	$778,576,593

LLC	- Limited Liability Company

LTD	- Limited Company

REMIC	- Real Estate Mortgage Investment Conduit

12MTA	Federal Reserve US 12 Month Cumulative Avg 1 Year CMT

EUAMDB10	10 Year Euribor ICE Swap Rate

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

PRIME	Prime Rate by Country United States

SOFR30A	United States 30 Day Average SOFR Secured Overnight Financing Rate

SOFRRATE	United States SOFR Secured Overnight Financing Rate

TSFR1M	1 Month Secure Overnight Financing Rate

TSFR3M	3 Month Secure Overnight Financing Rate

TSFR6M	6 Month Secure Overnight Financing Rate

TSFR12M	12 Month Secure Overnight Financing Rate

12MTA	Federal Reserve US 12 Month Cumulative Avg 1 Year CMT

EUAMDB10	10 Year Euribor ICE Swap Rate

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

PRIME	Prime Rate by Country United States

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023 the total market value of 144A securities is 355,980,180 or 45.7% of net assets.

(d)	Interest only securities.

(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(f)	Variable rate security: the rate shown represents the rate on December 31, 2023.

(g)	Zero coupon bond.

(h)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at December 31, 2023.

(i)	Rate disclosed is the seven day effective yield as of December 31, 2023.

(j)	Illiquid security. As of December 31, 2023 the total market value of illiquid securities is 18,234,224 or 2.3% of net assets.

See accompanying notes which are an integral part of these financial statements.

RATIONAL REAL ASSETS FUND (FORMERLY RATIONAL INFLATION GROWTH FUND)
SCHEDULE OF INVESTMENTS
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.2%
	AEROSPACE & DEFENSE - 6.1%
188	General Dynamics Corporation	$48,818
93	Lockheed Martin Corporation	42,151
131	Northrop Grumman Corporation	61,326
525	Raytheon Technologies Corporation	44,174
		196,469
	CHEMICALS - 9.6%
181	Air Products and Chemicals, Inc.	49,558
991	Dow, Inc.	54,346
718	DuPont de Nemours, Inc.	55,236
239	Ecolab, Inc.	47,406
125	New Linde plc	51,339
165	Sherwin-Williams Company (The)	51,464
		309,349
	COMMERCIAL SUPPORT SERVICES - 4.4%
287	Republic Services, Inc.	47,329
306	Waste Connections, Inc.	45,677
266	Waste Management, Inc.	47,641
		140,647
	DATA CENTER REIT – 3.0%
343	Digital Realty Trust, Inc.	46,161
64	Equinix, Inc.	51,545
		97,706
	DIVERSIFIED INDUSTRIALS - 4.2%
438	Emerson Electric Company	42,631
226	Honeywell International, Inc.	47,394
633	Pentair PLC	46,025
		136,050
	ELECTRIC UTILITIES - 9.4%
538	American Electric Power Company, Inc.	43,696
1,335	Brookfield Infrastructure Partners, L.P.	42,039
472	Duke Energy Corporation	45,803
1,075	Fortis, Inc.	44,215
629	NextEra Energy, Inc.	38,205
595	Sempra Energy	44,464

See accompanying notes which are an integral part of these financial statements.

RATIONAL REAL ASSETS FUND (FORMERLY RATIONAL INFLATION GROWTH FUND)
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.2% (Continued)
	ELECTRIC UTILITIES - 9.4% (Continued)
625	Southern Company (The)	$43,825
		302,247
	GAS & WATER UTILITIES - 1.3%
308	American Water Works Company, Inc.	40,653

	HEALTH CARE REIT - 1.5%
524	Welltower, Inc.	47,249

	INDUSTRIAL REIT - 2.8%
327	Prologis, Inc.	43,589
1,204	STAG Industrial, Inc.	47,269
		90,858
	INFRASTRUCTURE REIT - 2.1%
176	American Tower Corporation, A	37,995
253	Crown Castle, Inc.	29,143
		67,138
	MACHINERY - 2.8%
155	Caterpillar, Inc.	45,829
108	Deere & Company	43,186
		89,015
	METALS & MINING - 1.6%
1,216	Freeport-McMoRan, Inc.	51,765

	OFFICE REIT - 1.5%
369	Alexandria Real Estate Equities, Inc.	46,778

	OIL & GAS PRODUCERS - 27.5%
353	Cheniere Energy, Inc.	60,261
380	Chevron Corporation	56,681
456	ConocoPhillips	52,928
1,132	Enbridge, Inc.	40,775
3,238	Energy Transfer, L.P.	44,684
1,584	Enterprise Products Partners, L.P.	41,738
349	EOG Resources, Inc.	42,212

See accompanying notes which are an integral part of these financial statements.

RATIONAL REAL ASSETS FUND (FORMERLY RATIONAL INFLATION GROWTH FUND)
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.2% (Continued)
	OIL & GAS PRODUCERS - 27.5% (Continued)
590	Exxon Mobil Corporation	$58,988
2,725	Kinder Morgan, Inc.	48,069
1,204	MPLX, L.P.	44,211
825	Occidental Petroleum Corporation	49,261
773	ONEOK, Inc.	54,280
1,350	Pembina Pipeline Corporation	46,467
461	Phillips 66	61,377
2,643	Plains GP Holdings, L.P., Class A	42,156
499	Targa Resources Corporation	43,348
917	TC Energy Corporation	35,846
1,648	Williams Companies, Inc. (The)	57,400
		880,682
	OIL & GAS SERVICES & EQUIPMENT - 1.0%
636	Schlumberger Ltd	33,097

	RENEWABLE ENERGY - 1.3%
1,926	Atlantica Sustainable Infrastructure plc	41,409

	SELF-STORAGE REIT - 1.3%
138	Public Storage	42,090

	STEEL - 8.2%
366	Nucor Corporation	63,699
220	Reliance Steel & Aluminum Company	61,530
519	Steel Dynamics, Inc.	61,294
1,544	United States Steel Corporation	75,115
		261,638
	TIMBER REIT - 1.4%
1,295	Weyerhaeuser Company	45,027

	TRANSPORTATION & LOGISTICS - 8.2%
375	Canadian National Railway Company	47,111
594	Canadian Pacific Kansas City Ltd.	46,962
1,234	CSX Corporation	42,783

See accompanying notes which are an integral part of these financial statements.

RATIONAL REAL ASSETS FUND (FORMERLY RATIONAL INFLATION GROWTH FUND)
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.2% (Continued)
	TRANSPORTATION & LOGISTICS - 8.2% (Continued)
156	Norfolk Southern Corporation	$36,875
202	Union Pacific Corporation	49,615
239	United Parcel Service, Inc., B	37,578
		260,924

	TOTAL COMMON STOCKS (Cost $2,963,525)	3,180,791

	SHORT-TERM INVESTMENTS — 1.2%
	MONEY MARKET FUNDS - 1.2%
37,041	First American Treasury Obligations Fund, Class X, 5.28% (Cost $37,041)(a)	37,041

	TOTAL INVESTMENTS - 100.4% (Cost $3,000,566)	$3,217,832
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(11,665)
	NET ASSETS - 100.0%	$3,206,167

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Statements of Assets and Liabilities
December 31, 2023

	Rational	Rational	Rational	Rational
	Equity Armor	Tactical Return	Dynamic Brands	Strategic Allocation
	Fund	Fund	Fund	Fund
ASSETS:
Investments in Unaffiliated securities, at cost	$33,483,526	$122,124,531	$46,588,129	$572,305
Investments in Affiliated securities, at cost	—	—	—	8,517,289
Total Securities at Cost	$33,483,526	$122,124,531	$46,588,129	$9,089,594

Investments in Unaffiliated securities, at value	$38,139,894	$122,105,492	$63,197,091	$571,879
Investments in Affiliated securities, at value	—	—	—	8,651,361
Total Securities at Value	$38,139,894	$122,105,492	$63,197,091	$9,223,240
Deposits with Brokers for futures and options	3,575,244	10,604,119	—	696,510
Receivable for Fund shares sold	45,000	93,525	2,167	7,145
Futures unrealized appreciation	168,345	—	—	71,400
Dividends and interest receivable	33,416	213,938	100,432	22,408
Due from Advisor	—	—	—	10,372
Prepaid expenses and other assets	42,225	27,013	38,387	17,624
Total Assets	42,004,124	133,044,087	63,338,077	10,048,699

LIABILITIES:
Options written (premiums received $66,555, $103,740, $0, $0)	30,667	39,900	—	—
Payable for securities purchased	—	—	251,174	19,070
Management fees payable	26,397	197,824	43,559	—
Futures unrealized depreciation	210,467	—	—	—
Payable for Fund shares redeemed	6,119,291	935,604	134,829	410
Payable to related parties	7,477	14,304	7,004	2,983
Shareholder services fees payable	4,664	21,209	8,299	829
Accrued 12b-1 fees	598	12,718	14,898	3,420
Trustee fees payable	4,159	4,269	4,151	4,219
Accrued expenses and other liabilities	32,867	35,914	30,953	26,722
Total Liabilities	6,436,587	1,261,742	494,867	57,653

Net Assets	$35,567,537	$131,782,345	$62,843,210	$9,991,046

NET ASSETS CONSIST OF:
Paid in capital	$37,543,638	$133,138,319	$63,943,319	$11,520,290
Accumulated earnings (deficits)	(1,976,101)	(1,355,974)	(1,100,109)	(1,529,244)
Net Assets	$35,567,537	$131,782,345	$62,843,210	$9,991,046

Institutional Shares
Net Assets	$25,740,978	$119,144,173	$44,767,059	$1,206,261
Shares of beneficial interest outstanding (a)	3,143,244	7,047,815	862,034	150,585
Net asset value, offering price and redemption price per share (c)	$8.19	$16.91	$51.93	$8.01

Class A Shares
Net Assets	$8,603,816	$7,327,535	$14,455,598	$8,783,895
Shares of beneficial interest outstanding (a)	1,054,516	432,835	459,018	1,090,458
Net asset value and redemption price per share	$8.16	$16.93	$31.49	$8.06
Maximum offering price per share (b)	$8.57	$17.77	$33.06	$8.46

Class C Shares
Net Assets	$1,222,743	$5,310,637	$3,620,553	890
Shares of beneficial interest outstanding (a)	152,030	325,966	140,205	111
Net asset value, offering price and redemption price per share (c)	$8.04	$16.29	$25.82	$8.00	(d)

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund.

(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

(d)	Does not calculate due to rounding.

See accompanying notes which are an intergral part of these consolidated financial statements.

RATIONAL FUNDS
Statements of Assets and Liabilities (Continued)
December 31, 2023

	Rational/	Rational/Pier 88	Rational	Rational Real Assets
	ReSolve Adaptive	Convertible Securities	Special Situations	(Formerly Inflation
	Asset Allocation Fund	Fund	Income Fund	Growth) Fund
	(Consolidated)
ASSETS:
Securities at Cost	$82,166,637	$132,785,515	$826,739,484	$3,000,566
Securities at Value	$82,172,483	$136,942,796	$771,672,388	$3,217,832
Cash	—	—	3,638,958	—
Deposits with Brokers for futures	4,591,564	—	—	—
Futures unrealized appreciation	1,467,302	—	—	—
Foreign cash deposits with brokers for futures (Cost $9,025,547, $0, $0, $0)	9,157,385	—	—	—
Receivable for securities sold	—	—	140,101	—
Dividends and interest receivable	124,036	317,100	4,572,241	3,833
Receivable for Fund shares sold	16,599	18,482	1,224,672	—
Due from Advisor	—	—	—	10,909
Prepaid expenses and other assets	28,757	33,959	57,554	5,726
Total Assets	97,558,126	137,312,337	781,305,914	3,238,300

LIABILITIES:
Futures unrealized depreciation	1,891,556	—	—	—
Management fees payable	128,098	71,523	947,374	—
Payable for Fund shares redeemed	787,125	4,903	1,391,723	—
Payable to related parties	11,700	12,671	90,101	1,893
Accrued 12b-1 fees	1,018	2,375	128,850	95
Shareholder services fees payable	7,379	13,108	78,281	341
Trustee fees payable	4,432	4,206	4,129	4,164
Accrued expenses and other liabilities	27,597	28,392	88,863	25,640
Total Liabilities	2,858,905	137,178	2,729,321	32,133

Net Assets	$94,699,221	$137,175,159	$778,576,593	$3,206,167

NET ASSETS CONSIST OF:
Paid in capital	$98,800,478	$143,974,729	$858,212,066	$3,232,921
Accumulated earnings (deficits)	(4,101,257)	(6,799,570)	(79,635,473)	(26,754)
Net Assets	$94,699,221	$137,175,159	$778,576,593	$3,206,167

Institutional Shares
Net Assets	$89,561,773	$135,200,521	$681,473,436	$2,866,381
Shares of beneficial interest outstanding (a)	4,533,986	12,836,775	38,430,401	279,368
Net asset value, offering price and redemption price per share	$19.75	$10.53	$17.73	$10.26

Class A Shares
Net Assets	$2,113,481	$1,654,963	$62,427,522	$330,428
Shares of beneficial interest outstanding (a)	108,159	157,476	3,524,928	32,255
Net asset value and redemption price per share	$19.54	$10.51	$17.71	$10.24
Maximum offering price per share (b)	$20.73	$11.03	$18.59	$10.86

Class C Shares
Net Assets	$3,023,967	$319,675	$34,675,635	$9,358
Shares of beneficial interest outstanding (a)	161,031	30,610	1,963,532	924
Net asset value, offering price and redemption price per share (c)	$18.78	$10.44	$17.66	$10.13

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund except Resolve Adaptive Asset Allocation Fund and Real Asset Fund whose maximum front-end sales charge (load) is 5.75%.

(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

See accompanying notes which are an intergral part of these consolidated financial statements.

RATIONAL FUNDS
Statements of Operations
For the Year Ended December 31, 2023

	Rational	Rational	Rational	Rational
	Equity Armor	Tactical Return	Dynamic Brands	Strategic Allocation
	Fund	Fund	Fund	Fund
Investment Income:
Dividend income	$703,348	$—	$452,189	$—
Interest income	54,886	5,788,785	42,599	36,796
Dividend income - affiliated companies (Note 3)	—	—	—	329,677
Foreign tax withheld	(7,009)	—	(7,062)	—
Total Investment Income	751,225	5,788,785	487,726	366,473

Operating Expenses:
Investment management fees	390,600	2,949,032	385,826	8,081
12b-1 Fees - Class A Shares	22,201	19,305	33,122	17,621
12b-1 Fees - Class C Shares	14,288	69,691	32,231	7
Shareholder Services Fees - Institutional Shares	45,760	174,033	32,591	—
Shareholder Services Fees - Class A Shares	9,842	8,784	13,159	6,910
Shareholder Services Fees - Class C Shares	790	4,678	1,935	—
Financial Administration fees/Fund Accounting fees	57,695	109,680	45,118	29,143
Registration fees	51,828	60,606	53,768	13,295
Legal Administration/Management Service Fees	18,458	59,717	17,867	2,869
Legal fees	30,934	29,741	33,327	27,223
Audit fees	15,002	14,922	13,912	14,922
Compliance officer fees	13,804	18,437	15,460	7,389
Printing expense	7,528	17,466	7,324	1,686
Trustees’ fees	16,517	16,625	16,517	16,625
Custody fees	10,493	4,947	5,396	3,497
Insurance expense	3,519	11,320	2,640	352
Interest expense	80,353	9,416	1,778	869
Miscellaneous expenses	2,725	2,425	2,720	2,426
Total Operating Expenses	792,337	3,580,825	714,691	152,915

Less: Expenses waived/reimbursed by Advisor	—	(133,607)	(9,477)	(97,614)
Net Operating Expenses	792,337	3,447,218	705,214	55,301

Net Investment Income (Loss)	(41,112)	2,341,567	(217,488)	311,172

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investments	4,420,172	—	473,826	—
Affiliated companies	—	—	—	(313,863)
Options purchased	(8,306,475)	(8,192,683)	—	—
Options written	3,191,573	12,975,490	—	—
Futures	973,360	16	—	936,417
Net Realized Gain on Investments	278,630	4,782,823	473,826	622,554

Net Change in Unrealized Appreciation (Depreciation) on Investments
Investments	323,200	783,762	17,738,399	(426)
Affiliated companies	—	—	—	380,125
Options purchased	(186,329)	(39,900)	—	—
Options written	(29,737)	63,840	—	—
Futures	(3,872)	—	—	430,670
Net Change in Unrealized Appreciation on Investments	103,262	807,702	17,738,399	810,369

Net Realized and Unrealized Gain on Investments	381,892	5,590,525	18,212,225	1,432,923

Net Increase in Net Assets Resulting From Operations	$340,780	$7,932,092	$17,994,737	$1,744,095

See accompanying notes which are an intergral part of these consolidated financial statements.

RATIONAL FUNDS
Statements of Operations (Continued)
For the Year Ended December 31, 2023

	Rational/	Rational/ Pier 88	Rational	Rational Real Assets
	ReSolve Adaptive	Convertible Securities	Special Situations	(Formerly Inflation
	Asset Allocation Fund	Fund	Income Fund	Growth) Fund
	(Consolidated)
Investment Income:
Dividend income	$—	$1,725,414	$207,881	$83,891
Interest income	5,570,511	1,941,377	60,694,554	1,752
Foreign tax withheld	—	—	—	(2,098)
Total Investment Income	5,570,511	3,666,791	60,902,435	83,545

Operating Expenses:
Investment management fees	2,366,630	978,744	12,105,835	42,836
12b-1 Fees - Class A Shares	6,135	4,177	165,367	1,372
12b-1 Fees - Class C Shares	25,484	2,931	345,681	212
Shareholder Services Fees - Institutional Shares	156,833	111,322	779,799	1,104
Shareholder Services Fees - Class A Shares	3,021	2,066	80,379	495
Shareholder Services Fees - Class C Shares	457	116	21,981	23
Financial Administrative fees /Fund Accounting fees	104,506	80,128	781,191	23,654
Legal Administration/Management Service Fees	47,933	40,890	286,432	1,215
Registration fees	64,036	34,851	80,017	12,122
Printing expenses	15,138	7,235	82,770	2,676
Legal fees	45,543	49,154	153,095	33,372
Audit fees	16,258	15,704	57,253	14,789
Compliance officer fees	15,520	17,673	32,644	11,896
Custody fees	9,453	6,905	72,605	4,083
Trustees’ fees	16,772	16,625	16,517	16,517
Insurance Expense	8,298	5,445	40,656	183
Interest expense	22,913	533	533	799
Miscellaneous expense	3,463	2,548	2,731	2,808
Total Operating Expenses	2,928,393	1,377,047	15,105,486	170,156

Less: Expenses waived/reimbursed by Advisor	(213,553)	(228,670)	(348,053)	(116,736)
Net Operating Expenses	2,714,840	1,148,377	14,757,433	53,420

Net Investment Income	2,855,671	2,518,414	46,145,002	30,125

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investments	—	(4,930,731)	(1,950,993)	(132,975)
Futures	(1,943,307)	—	—	—
Foreign currency translations	(375,068)	—	2,524	—
Net Realized (Loss) on Investments	(2,318,375)	(4,930,731)	(1,948,469)	(132,975)

Net Change in Unrealized Appreciation/(Depreciation) on Investments
Investments	(16,432)	5,512,349	(10,567,327)	315,797
Futures	(1,027,316)	—	—	—
Foreign currency translations	154,828	—	8	—
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(888,920)	5,512,349	(10,567,319)	315,797

Net Realized and Unrealized Gain (Loss) on Investments	(3,207,295)	581,618	(12,515,788)	182,822

Net Increase (Decrease) in Net Assets Resulting From Operations	$(351,624)	$3,100,032	$33,629,214	$212,947

See accompanying notes which are an intergral part of these consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets

	Rational Equity Armor Fund		Rational Tactical Return Fund		Rational Dynamic Brands Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022 (a)	December 31, 2023	December 31, 2022
Operations:
Net investment income (loss)	$(41,112)	$511,843	$2,341,567	$(2,513,757)	$(217,488)	$(173,666)
Net realized gain (loss) on investments, futures and options	278,630	(2,318,092)	4,782,823	2,075,085	473,826	(17,352,970)
Net change in unrealized appreciation (depreciation) on investments, options and futures	103,262	(6,384,874)	807,702	(762,901)	17,738,399	(16,361,624)
Net increase/(decrease) in net assets resulting from operations	340,780	(8,191,123)	7,932,092	(1,201,573)	17,994,737	(33,888,260)

Distributions to Shareholders from:
From return of capital:
Institutional Class	(48,850)	—	—	—	—	—
Class A	(6,335)	—	—	—	—	—
Class C	—	—	—	—	—	—
Total Distributions:
Institutional	(37,091)	(422,776)	(6,533,525)	(587,657)	—	(1,638,210)
Class A	(3,223)	(59,377)	(372,568)	(25,092)	—	(973,247)
Class C	—	(2,599)	(249,601)	(23,129)	—	(285,413)

Total distributions to shareholders	(95,499)	(484,752)	(7,155,694)	(635,878)	—	(2,896,870)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional	3,175,525	21,027,361	22,949,885	87,740,700	13,166,930	5,680,529
Class A	67,974	304,693	4,162,468	6,155,633	1,134,332	764,212
Class C	31,857	283,227	94,000	748,138	422,772	323,999
Reinvestment of distributions
Institutional	67,847	329,729	5,908,968	559,987	—	1,511,755
Class A	8,738	54,332	360,835	24,328	—	945,925
Class C	—	1,989	235,629	21,828	—	275,353
Cost of shares redeemed
Institutional	(33,418,089)	(17,315,530)	(110,270,622)	(151,499,329)	(9,321,743)	(35,122,033)
Class A	(1,370,674)	(1,194,230)	(6,050,188)	(15,688,159)	(2,965,320)	(4,581,709)
Class C	(429,269)	(231,797)	(2,847,733)	(2,258,373)	(751,108)	(600,543)
Net increase (decrease) in net assets from share transactions of beneficial interest	(31,866,091)	3,259,774	(85,456,758)	(74,195,247)	1,685,863	(30,802,512)

Total Increase/(Decrease) in Net Assets	(31,620,810)	(5,416,101)	(84,680,360)	(76,032,698)	19,680,600	(67,587,642)

Net Assets:
Beginning of year	67,188,347	72,604,448	216,462,705	292,495,403	43,162,610	110,750,252
End of year	$35,567,537	$67,188,347	$131,782,345	$216,462,705	$62,843,210	$43,162,610

Share Activity:
Institutional Class
Shares Sold	406,114	2,423,532	1,331,011	5,155,027	290,990	120,318
Shares Reinvested	8,844	39,490	350,265	32,979	—	41,463
Shares Redeemed	(4,278,438)	(2,018,009)	(6,388,079)	(8,911,139)	(214,724)	(764,698)
Net increase (decrease) in shares of Beneficial interest	(3,863,480)	445,013	(4,706,803)	(3,723,133)	76,266	(602,917)

Class A
Shares Sold	8,824	36,260	242,907	361,310	40,623	26,807
Shares Reinvested	1,138	6,484	21,351	1,431	—	42,667
Shares Redeemed	(176,790)	(142,455)	(352,603)	(919,797)	(108,109)	(161,949)
Net decrease in shares of Beneficial interest	(166,828)	(99,711)	(88,345)	(557,056)	(67,486)	(92,475)

Class C
Shares Sold	4,104	32,576	5,632	45,273	18,790	12,719
Shares Reinvested	—	239	14,482	1,333	—	15,030
Shares Redeemed	(56,144)	(27,194)	(170,925)	(137,503)	(34,381)	(26,291)
Net increase (decrease) in shares of Beneficial interest	(52,040)	5,621	(150,811)	(90,897)	(15,591)	1,458

(a)	Effective April 21, 2022, the Fund had a three-for-one reverse stock split. Per share amounts for the period have been adjusted to give effect to the three-for-one stock split.

See accompanying notes which are an intergral part of these consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets (Continued)

			Rational/ReSolve Adaptive
	Rational Strategic Allocation Fund		Asset Allocation Fund
			(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Operations:
Net investment income (loss)	$311,172	$304,434	$2,855,671	$(421,866)
Net realized gain (loss) on investments, affiliated companies foreign currency transactions and futures	622,554	(2,127,656)	(2,318,375)	(16,065,749)
Net change in unrealized appreciation (depreciation) on investments, affiliated companies, foreign currency transactions and futures	810,369	(1,159,987)	(888,920)	247,140
Net increase (decrease) in net assets resulting from operations	1,744,095	(2,983,209)	(351,624)	(16,240,475)

Distributions to Shareholders:
Total Distributions Paid :
Institutional	(64,156)	(83,338)	(9,417,275)	(651,751)
Class A	(380,060)	(458,652)	(200,067)	(13,452)
Class C	(40)	(55)	(216,476)	(7,002)

Total distributions to shareholders	(444,256)	(542,045)	(9,833,818)	(672,205)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional	38,188	1,002,000	32,809,538	187,098,307
Class A	2,179,185	222,827	287,491	4,552,296
Class C	—	—	1,416,305	2,286,395
Reinvestment of distributions
Institutional	234	112	7,275,032	536,624
Class A	358,316	439,821	181,289	12,890
Class C	—	—	216,348	6,448
Cost of shares redeemed
Institutional	(35,248)	—	(103,766,477)	(73,170,887)
Class A	(925,572)	(1,413,314)	(1,791,371)	(1,153,274)
Class C	—	—	(696,133)	(40,396)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,615,103	251,446	(64,067,978)	120,128,403

Total Increase (Decrease) in Net Assets	2,914,942	(3,273,808)	(74,253,420)	103,215,723

Net Assets:
Beginning of year	7,076,104	10,349,912	168,952,641	65,736,918
End of year	$9,991,046	$7,076,104	$94,699,221	$168,952,641

Share Activity:
Institutional Class
Shares Sold	4,961	99,464	1,495,398	7,677,669
Shares Reinvested	32	16	364,663	24,315
Shares Redeemed	(4,557)	—	(4,757,460)	(3,127,828)
Net increase (decrease) in shares of Beneficial interest	436	99,480	(2,897,399)	4,574,156

Class A
Shares Sold	285,345	22,829	13,364	190,471
Shares Reinvested	48,398	61,865	9,184	590
Shares Redeemed	(122,648)	(159,887)	(82,170)	(50,209)
Net increase (decrease) in shares of Beneficial interest	211,095	(75,193)	(59,622)	140,852

Class C
Shares Sold	—	—	71,521	101,635
Shares Reinvested	—	—	11,404	306
Shares Redeemed	—	—	(32,993)	(1,837)
Net increase in shares of Beneficial interest	—	—	49,932	100,104

See accompanying notes which are an intergral part of these consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets (Continued)

					Rational Real Assets (Formerly
	Rational/ Pier 88 Convertible Securities Fund		Rational Special Situations Income Fund		Inflation Growth) Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Operations:
Net investment income	$2,518,414	$2,088,856	$46,145,002	$39,003,107	$30,125	$91,000
Net realized gain (loss) on investments	(4,930,731)	(5,114,933)	(1,948,469)	5,050,143	(132,975)	(136,995)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,512,349	(10,880,343)	(10,567,319)	(55,884,040)	315,797	(81,345)
Net increase/(decrease) in net assets resulting from operations	3,100,032	(13,906,420)	33,629,214	(11,830,790)	212,947	(127,340)

Distributions to Shareholders:
From return of capital:
Institutional Class	—	—	(2,023,963)	—	—	—
Class A	—	—	(189,054)	—	—	—
Class C	—	—	(99,543)	—	—	—
Total Distributions:
Institutional	(2,727,583)	(2,415,541)	(51,947,036)	(41,509,648)	(29,340)	(11,474)
Class A	(33,268)	(38,397)	(4,610,357)	(3,784,353)	(4,461)	(2,216)
Class C	(4,028)	(3,981)	(2,207,665)	(1,766,515)	(87)	(19)

Total distributions to shareholders	(2,764,879)	(2,457,919)	(61,077,618)	(47,060,516)	(33,888)	(13,709)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional	51,416,853	22,415,513	320,990,029	379,860,402	292,470	1,749,359
Class A	180,921	692,894	20,969,464	34,926,155	4,713	618,606
Class C	49,358	149,625	7,224,614	9,059,946	—	10,000
Reinvestment of distributions
Institutional	866,468	812,123	46,897,705	36,584,265	16,694	6,367
Class A	33,268	38,397	4,324,353	3,470,184	4,428	1,970
Class C	4,028	3,981	1,900,968	1,426,394	23	5
Cost of shares redeemed
Institutional	(25,292,003)	(19,170,407)	(328,271,645)	(368,917,493)	(495,014)	(145,932)
Class A	(428,126)	(806,978)	(30,894,328)	(21,945,600)	(479,685)	(472,721)
Class C	(33,700)	(62,808)	(7,733,843)	(8,894,259)	(24,174)	(813)
Capital Contribution
Institutional	1,493,367	—	—	—	—	—
Class A	23,878	—	—	—	—	—
Class C	4,059	—	—	—	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	28,318,371	4,072,340	35,407,317	65,569,994	(680,545)	1,766,841

Total Increase/(Decrease) in Net Assets	28,653,524	(12,291,999)	7,958,913	6,678,688	(501,486)	1,625,792

Net Assets:
Beginning of year	108,521,635	120,813,634	770,617,680	763,938,992	3,707,653	2,081,861
End of year	$137,175,159	$108,521,635	$778,576,593	$770,617,680	$3,206,167	$3,707,653

Share Activity:
Institutional
Shares Sold	5,062,725	2,003,460	17,545,812	20,024,080	30,468	174,869
Shares Reinvested	84,264	77,374	2,589,906	1,961,926	1,750	688
Shares Redeemed	(2,506,411)	(1,781,095)	(18,023,184)	(19,716,230)	(51,890)	(15,257)
Net increase (decrease) in shares of Beneficial interest	2,640,578	299,739	2,112,534	2,269,776	(19,672)	160,300

Class A
Shares Sold	17,720	63,854	1,149,173	1,847,038	485	61,605
Shares Reinvested	3,237	3,668	238,965	186,613	464	213
Shares Redeemed	(41,661)	(75,713)	(1,691,208)	(1,163,524)	(50,368)	(51,263)
Net increase (decrease) in shares of Beneficial interest	(20,704)	(8,191)	(303,070)	870,127	(49,419)	10,555

Class C
Shares Sold	4,812	13,173	397,937	476,926	—	911
Shares Reinvested	392	385	105,477	76,805	2	1
Shares Redeemed	(3,349)	(5,735)	(425,810)	(477,681)	(2,523)	(91)
Net increase (decrease) in shares of Beneficial interest	1,855	7,823	77,604	76,050	(2,521)	821

See accompanying notes which are an intergral part of these consolidated financial statements.

RATIONAL FUNDS
Rational Equity Armor Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Institutional
	For the		For the	For the		For the	For the
	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	December 31,		December 31,	December 31,		December 31,	December 31,
	2023		2022	2021		2020	2019
Net asset value, beginning of year	$7.97		$8.99	$7.96		$6.94	$6.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.00	(F)	0.07	0.07		0.08	0.22
Net realized and unrealized gain (loss) on investments	0.23		(1.03)	1.07		1.03	0.51
Total from investment operations	0.23		(0.96)	1.14		1.11	0.73
LESS DISTRIBUTIONS:
From net investment income	(0.00	) (F)	(0.06)	(0.11)		(0.09)	(0.37)
From Return of Capital	(0.01)		—	—		—	—
Total distributions	(0.01)		(0.06)	(0.11)		(0.09)	(0.37)
Net asset value, end of year	$8.19		$7.97	$8.99		$7.96	$6.94
Total return (B)	2.95%		(10.68)%	14.37	% (E)	16.00%	11.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$25,741		$55,862	$58,975		$46,451	$7,155
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	1.45%		1.20%	1.15%		1.32%	1.75%
Expenses, net waiver and reimbursement (C)	1.45%		1.20%	1.10%		1.01%	1.00%
Net investment income	-0.01%		0.80%	0.80%		1.10%	3.12%
Portfolio turnover rate	580%		281%	239%		480%	394%

	Class A
	For the		For the	For the		For the	For the
	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	December 31,		December 31,	December 31,		December 31,	December 31,
	2023		2022	2021		2020	2019
Net asset value, beginning of year	$7.96		$8.98	$7.95		$6.93	$6.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	(0.02)		0.04	0.05		0.04	0.20
Net realized and unrealized gain (loss) on investments	0.23		(1.01)	1.07		1.05	0.51
Total from investment operations	0.21		(0.97)	1.12		1.09	0.71
LESS DISTRIBUTIONS:
From net investment income	(0.00	) (F)	(0.05)	(0.09)		(0.07)	(0.35)
From Return of Capital	(0.01)		—	—		—	—
Total distributions	(0.01)		(0.05)	(0.09)		(0.07)	(0.35)
Net asset value, end of year	$8.16		$7.96	$8.98		$7.95	$6.93
Total return (B)	2.62%		(10.86)%	14.11%		15.74%	11.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,604		$9,717	$11,858		$12,099	$11,462
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	1.72%		1.46%	1.40%		1.69%	2.00%
Expenses, net waiver and reimbursement (D)	1.72%		1.46%	1.35%		1.26%	1.25%
Net investment income	(0.28)%		0.53%	0.55%		0.58%	2.90%
Portfolio turnover rate	580%		281%	239%		480%	394%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.30%	1.19%	1.15%	1.31%	1.75%
Expenses, net waiver and reimbursement	1.30%	1.19%	1.10%	1.00%	1.00%

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.57%	1.45%	1.40%	1.68%	2.00%
Expenses, net waiver and reimbursement	1.57%	1.45%	1.35%	1.25%	1.25%

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	Less than $.005

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Equity Armor Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.89	$8.93	$7.90	$6.91	$6.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.07)	(0.01)	(0.01)	(0.01)	0.15
Net realized and unrealized gain (loss) on investments	0.22	(1.02)	1.07	1.04	0.51
Total from investment operations	0.15	(1.03)	1.06	1.03	0.66
LESS DISTRIBUTIONS:
From net investment income	—	(0.01)	(0.03)	(0.04)	(0.30)
Total distributions	—	(0.01)	(0.03)	(0.04)	(0.30)
Net asset value, end of year	$8.04	$7.89	$8.93	$7.90	$6.91
Total return (B)	1.90%	(11.51)%	13.40%	14.88%	10.23	% (C)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,223	$1,610	$1,771	$1,164	$1,252
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.41%	2.15%	2.15%	2.39%	2.75%
Expenses, net waiver and reimbursement (D)	2.41%	2.15%	2.06%	2.01%	2.00%
Net investment income (loss)	(0.98)%	(0.15)%	(0.16)%	-0.18%	2.16%
Portfolio turnover rate	580%	281%	239%	480%	394%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.26%	2.14%	2.14%	2.38%	2.75%
Expenses, net waiver and reimbursement	2.26%	2.14%	2.06%	2.00%	2.00%

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Tactical Return Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022 (A)	2021 (A)	2020 (A)	2019 (A)
Net asset value, beginning of year	$17.00	$17.10	$17.07	$16.98	$16.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.25	(0.09)	(0.33)	(0.27)	(0.03)
Net realized and unrealized gain on investments	0.61	0.04	0.99	0.72	1.38
Total from investment operations	0.86	(0.05)	0.66	0.45	1.35
LESS DISTRIBUTIONS:
From net investment income	(0.25)	—	—	—	—
From net realized gains on investments	(0.70)	(0.05)	(0.63)	(0.36)	(0.57)
Total distributions	(0.95)	(0.05)	(0.63)	(0.36)	(0.57)
Net asset value, end of year	$16.91	$17.00	$17.10	$17.07	$16.98
Total return (C)	5.06%	(0.30)%	3.94%	2.65%	8.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$119,144	$199,786	$264,557	$199,987	$151,070
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.08%	2.02%	2.04%	2.05%	2.15%
Expenses, net waiver and reimbursement (D)	2.00%	1.99%	1.99%	1.99%	1.99%
Net investment income (loss)	1.44%	(0.86)%	(1.98)%	(1.54)%	(0.15)%
Portfolio turnover rate	0%	0%	0%	0%	0%

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022 (A)	2021 (A)	2020 (A)	2019 (A)
Net asset value, beginning of year	$17.02	$17.16	$17.16	$17.10	$16.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.22	(0.12)	(0.39)	(0.27)	(0.06)
Net realized and unrealized gain on investments	0.59	0.03	1.02	0.69	1.38
Total from investment operations	0.81	(0.09)	0.63	0.42	1.32
LESS DISTRIBUTIONS:
From net investment income	(0.20)	—	—	—	—
From net realized gains on investments	(0.70)	(0.05)	(0.63)	(0.36)	(0.57)
Total distributions	(0.90)	(0.05)	(0.63)	(0.36)	(0.57)
Net asset value, end of year	$16.93	$17.02	$17.16	$17.16	$17.10
Total return (C)	4.77%	(0.53)%	3.75%	2.45%	8.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,328	$8,868	$18,494	$7,423	$15,097
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E)	2.33%	2.29%	2.29%	2.33%	2.51%
Expenses, net waiver and reimbursement (E)	2.25%	2.24%	2.24%	2.24%	2.24%
Net investment income (loss)	1.27%	(1.28)%	(2.23)%	(1.64)%	(0.31)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(A)	Effective April 22, 2022, the Fund had a one-to-three reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-to-three stock split.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.07%	2.02%	2.04%	2.05%	2.51%
Expenses, net waiver and reimbursement	1.99%	1.99%	1.99%	1.99%	2.24%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.32%	2.29%	2.29%	2.33%	2.51%
Expenses, net waiver and reimbursement	2.24%	2.24%	2.24%	2.24%	2.24%

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Tactical Return Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class C
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	2023	2022 (A)		2021 (A)	2020 (A)	2019 (A)
Net asset value, beginning of year	$16.38	$16.65		$16.80	$16.86	$16.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	0.08	(0.19)		(0.51)	(0.42)	(0.21)
Net realized and unrealized gain (loss) on investments	0.57	(0.03	) (C)	0.99	0.72	1.35
Total from investment operations	0.65	(0.22)		0.48	0.30	1.14
LESS DISTRIBUTIONS:
From net investment income	(0.04)	—		—	—	—
From net realized gains on investments	(0.70)	(0.05)		(0.63)	(0.36)	(0.57)
Total distributions	(0.74)	(0.05)		(0.63)	(0.36)	(0.57)
Net assets, end of year (in 000’s)	$16.29	$16.38		$16.65	$16.80	$16.86
Total return (D)	3.97%	(1.33)%		2.94%	1.77%	7.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,311	$7,808		$9,444	$9,130	$6,453
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E)	3.04%	2.99%		3.00%	3.04%	3.11%
Expenses, net waiver and reimbursement (E)	3.00%	2.99%		2.99%	2.99%	2.99%
Net investment loss	0.50%	(1.85)%		(2.98)%	(2.54)%	(1.18)%
Portfolio turnover rate	0%	0%		0%	0%	0%

(A)	Effective April 22, 2022, the Fund had a one-to-three reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-to-three stock split.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.03%	2.99%	3.00%	3.04%	3.11%
Expenses, net waiver and reimbursement	2.99%	2.99%	2.99%	2.99%	2.99%

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Dynamic Brands Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Institutional
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2023		2022	2021	2020	2019
Net asset value, beginning of year	$36.45		$59.52	$56.20	$43.30	$34.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.13)		(0.07)	(0.41)	(0.33)	(0.14)
Net realized and unrealized gain (loss) on investments	15.61		(21.01)	8.68	19.98	9.38
Total from investment operations	15.48		(21.08)	8.27	19.65	9.24
LESS DISTRIBUTIONS:
From net realized gains on investments	—		(1.99)	(4.95)	(6.75)	(0.14)
Total distributions	—		(1.99)	(4.95)	(6.75)	(0.14)
Net assets, end of year (in 000’s)	$51.93		$36.45	$59.52	$56.20	$43.30
Total return (B)	42.47	% (C)	(35.41)%	14.97%	45.28%	27.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$44,767		$28,643	$82,648	$53,102	$21,627
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	1.26%		1.20%	1.10%	1.25%	1.45%
Expenses, net waiver and reimbursement (D)	1.24%		1.20%	1.14%	1.24%	1.17%
Net investment loss	(0.29)%		(0.16)%	(0.65)%	(0.56)%	(0.36)%
Portfolio turnover rate	194%		154%	225%	320%	220%

	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2023		2022	2021	2020	2019
Net asset value, beginning of year	$22.16		$37.49	$37.16	$30.27	$24.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.15)		(0.11)	(0.41)	(0.28)	(0.16)
Net realized and unrealized gain (loss) on investments	9.48		(13.23)	5.69	13.92	6.57
Total from investment operations	9.33		(13.34)	5.28	13.64	6.41
LESS DISTRIBUTIONS:
From net realized gains on investments	—		(1.99)	(4.95)	(6.75)	(0.14)
Total distributions	—		(1.99)	(4.95)	(6.75)	(0.14)
Net assets, end of year (in 000’s)	$31.49		$22.16	$37.49	$37.16	$30.27
Total return (B)	42.10%		(35.58)%	14.59%	44.91%	26.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$14,456		$11,668	$23,205	$17,972	$12,387
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E)	1.52%		1.47%	1.37%	1.52%	1.74%
Expenses, net waiver and reimbursement (E)	1.49%		1.47%	1.47%	1.49%	1.41%
Net investment loss	(0.55)%		(0.41)%	(1.00)%	(0.82)%	(0.59)%
Portfolio turnover rate	194%		154%	225%	320%	220%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.26%	1.19%	1.10%	1.25%	1.45%
Expenses, net waiver and reimbursement	1.24%	1.19%	1.14%	1.24%	1.17%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.52%	1.46%	1.37%	1.52%	1.74%
Expenses, net waiver and reimbursement	1.49%	1.46%	1.47%	1.49%	1.41%

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Dynamic Brands Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2023		2022	2021	2020	2019
Net asset value, beginning of year	$18.31		$31.73	$32.34	$27.15	$21.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.28)		(0.26)	(0.58)	(0.50)	(0.32)
Net realized and unrealized gain (loss) on investments	7.79		(11.17)	4.92	12.44	5.91
Total from investment operations	7.51		(11.43)	4.34	11.94	5.59
LESS DISTRIBUTIONS:
From net realized gains on investments	—		(1.99)	(4.95)	(6.75)	(0.14)
Total distributions	—		(1.99)	(4.95)	(6.75)	(0.14)
Net assets, end of year (in 000’s)	$25.82		$18.31	$31.73	$32.34	$27.15
Total return (B)	41.02	% (C)	(36.02)%	13.85%	43.80%	25.78	% (C)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,621		$2,852	$4,898	$1,525	$184
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.23%		2.18%	2.08%	2.41%	2.68%
Expenses, net waiver and reimbursement (D)	2.23%		2.18%	2.12%	2.24%	2.15%
Net investment loss	(1.28)%		(1.12)%	(1.62)%	(1.54)%	(1.30)%
Portfolio turnover rate	194%		154%	225%	320%	220%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.23%	2.17%	2.08%	2.41%	2.68%
Expenses, net waiver and reimbursement	2.23%	2.17%	2.12%	2.24%	2.15%

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Strategic Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$6.84	$10.24	$8.94	$9.58	$9.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.30	0.31	0.40	0.27	0.36
Net realized and unrealized gain (loss) on investments	1.30	(3.16)	2.54	(0.61)	0.79
Total from investment operations	1.60	(2.85)	2.94	(0.34)	1.15
LESS DISTRIBUTIONS:
From net investment income	(0.43)	(0.18)	(0.36)	(0.28)	(0.41)
From net realized gains on investments	—	(0.37)	(1.28)	—	(0.22)
From Return of capital	—	—	—	(0.02)	(0.06)
Total distributions	(0.43)	(0.55)	(1.64)	(0.30)	(0.69)
Net asset value, end of year	$8.01	$6.84	$10.24	$8.94	$9.58
Total return (B)	24.05%	(27.87)%	33.94%	(3.19)%	12.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,206	$1,027	$519	$248	$266
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,E)	1.55%	1.39%	1.11%	1.31%	0.98%
Expenses, net waiver and reimbursement (C,E)	0.46%	0.46%	0.46%	0.45%	0.45%
Net investment income (C,D)	4.02%	3.82%	3.78%	3.26%	3.67%
Portfolio turnover rate	105%	27%	2%	89%	62%

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$6.88	$10.30	$8.99	$9.63	$9.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.28	0.29	0.34	0.25	0.32
Net realized and unrealized gain (loss) on investments	1.31	(3.17)	2.59	(0.61)	0.82
Total from investment operations	1.59	(2.88)	2.93	(0.36)	1.14
LESS DISTRIBUTIONS:
From net investment income	(0.41)	(0.17)	(0.34)	(0.26)	(0.38)
From net realized gains on investments	—	(0.37)	(1.28)	—	(0.22)
From Return of capital	—	—	—	(0.02)	(0.06)
Total distributions	(0.41)	(0.54)	(1.62)	(0.28)	(0.66)
Net assets, end of year (in 000’s)	$8.06	$6.88	$10.30	$8.99	$9.63
Total return (B)	23.75%	(28.04)%	33.57%	(3.42)%	12.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,784	$6,048	$9,830	$7,713	$9,395
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,F)	1.92%	1.72%	1.47%	1.65%	1.35%
Expenses, net waiver and reimbursement (C,F)	0.71%	0.71%	0.71%	0.70%	0.70%
Net Investment income (C,D)	3.77%	3.48%	3.30%	2.98%	3.25%
Portfolio turnover rate	105%	27%	2%	89%	62%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.54%	1.38%	1.10%	1.31%	0.98%
Expenses, net waiver and reimbursement	0.45%	0.45%	0.45%	0.45%	0.45%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.91%	1.71%	1.46%	1.65%	1.35%
Expenses, net waiver and reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Strategic Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$6.83	$10.25	$8.95	$9.58	$9.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.23	0.23	0.26	0.19	0.26
Net realized and unrealized gain (loss) on investments	1.30	(3.16)	2.58	(0.61)	0.80
Total from investment operations	1.53	(2.93)	2.84	(0.42)	1.06
LESS DISTRIBUTIONS:
From net investment income	(0.36)	(0.12)	(0.26)	(0.19)	(0.31)
From net realized gains on investments	—	(0.37)	(1.28)	—	(0.22)
From Return of capital	—	—	—	(0.02)	(0.06)
Total distributions	(0.36)	(0.49)	(1.54)	(0.21)	(0.59)
Net asset value, end of year	$8.00	$6.83	$10.25	$8.95	$9.58
Total return (B)	22.94%	(28.55)%	32.60%	(4.13)%	11.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,E)	2.26%	2.37%	2.24%	2.33%	2.02%
Expenses, net waiver and reimbursement (C,E)	1.46%	1.46%	1.46%	1.45%	1.45%
Net investment income (C,D)	3.13%	2.78%	2.53%	2.26%	2.65%
Portfolio turnover rate	105%	27%	2%	89%	62%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.25%	2.36%	2.23%	2.33%	2.02%
Expenses, net waiver and reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational/ReSolve Adaptive Asset Allocation Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.93	$22.71	$23.77	$23.73	$23.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.47	(0.07)	(0.50)	(0.37)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.55)	(0.62)	3.16	0.52	4.32
Total from investment operations	(0.08)	(0.69)	2.66	0.15	4.30
LESS DISTRIBUTIONS:
From net investment income	(0.59)	(0.09)	(3.72)	(0.08)	(0.69)
From net realized gains on investments	(1.51)	—	—	—	(2.94)
Total distributions	(2.10)	(0.09)	(3.72)	(0.11)	(3.67)
Net asset value, end of year	$19.75	$21.93	$22.71	$23.77	$23.73
Total return (B)	(0.46)%	(3.06)%	11.28%	0.65%	18.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$89,562	$162,983	$64,890	$62,176	$51,221
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	2.15%	2.05%	2.17%	2.18%	2.32%
Expenses, net waiver and reimbursement (C)	1.99%	1.97%	1.98%	1.97%	1.97%
Net investment income (loss)	2.14%	(0.30)%	(1.95)%	(1.61)%	(0.06)%
Portfolio turnover rate	0%	0%	0%	0%	0%

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.71	$22.53	$23.61	$23.52	$22.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.41	(0.04)	(0.55)	(0.36)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.54)	(0.70)	3.13	0.45	4.30
Total from investment operations	(0.13)	(0.74)	2.58	0.09	4.20
LESS DISTRIBUTIONS:
From net investment income	(0.53)	(0.08)	(3.66)	—	(0.66)
From net realized gains on investments	(1.51)	—	—	—	(2.94)
Total distributions	(2.04)	(0.08)	(3.66)	—	(3.64)
Net asset value, end of year	$19.54	$21.71	$22.53	$23.61	$23.52
Total return (B)	(0.71)%	(3.30)%	10.99%	0.38%	18.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,113	$3,643	$607	$776	$5,425
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.40%	2.33%	2.36%	2.47%	2.60%
Expenses, net waiver and reimbursement (D)	2.24%	2.22%	2.23%	2.22%	2.22%
Net investment income (loss)	1.88%	(0.18)%	(2.10)%	(1.43)%	(0.39)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.13%	2.05%	2.16%	2.18%	2.32%
Expenses, net waiver and reimbursement	1.97%	1.97%	1.97%	1.97%	1.97%

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.38%	2.33%	2.35%	2.47%	2.60%
Expenses, net waiver and reimbursement	2.22%	2.22%	2.22%	2.22%	2.22%

See accompanying notes which are an integral part of these consolidated financial statements.

RATIONAL FUNDS
Rational/ReSolve Adaptive Asset Allocation Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$20.94	$21.88	$23.03	$23.11	$22.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	0.24	(0.15)	(0.72)	(0.57)	(0.26)
Net realized and unrealized gain (loss) on investments	(0.52)	(0.73)	3.05	0.49	4.20
Total from investment operations	(0.28)	(0.88)	2.33	(0.08)	3.94
LESS DISTRIBUTIONS:
From net investment income	(0.37)	(0.06)	(3.48)	—	(0.46)
From net realized gains on investments	(1.51)	—	—	—	(2.94)
From Return of capital	—	—	—	—	(0.04)
Total distributions	(1.88)	(0.06)	(3.48)	—	(3.44)
Net asset value, end of year	$18.78	$20.94	$21.88	$23.03	$23.11
Total return (B)	(1.43)%	(4.01)%	10.18%	(0.35)%	17.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,024	$2,327	$241	$250	$438
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	3.05%	3.00%	3.18%	3.35%	3.37%
Expenses, net waiver and reimbursement (C)	2.99%	2.97%	2.98%	2.97%	2.97%
Net investment loss	1.17%	(0.66)%	(2.95)%	(2.51)%	(1.04)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.03%	3.00%	3.17%	3.35%	3.37%
Expenses, net waiver and reimbursement	2.97%	2.97%	2.97%	2.97%	2.97%

See accompanying notes which are an integral part of these consolidated financial statements.

RATIONAL FUNDS
Rational/Pier 88 Convertible Securities Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Institutional
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2023		2022	2021	2020	2019 (A)
Net asset value, beginning of year/period	$10.43		$11.96	$11.69	$10.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.22		0.20	0.13	0.17	0.03
Net realized and unrealized gain (loss) on investments	0.11		(1.49)	1.04	1.56	0.14
Total from investment operations	0.33		(1.29)	1.17	1.73	0.17
LESS DISTRIBUTIONS:
From net investment income	(0.23)		(0.20)	(0.17)	(0.20)	—
From net realized gains on investments	—		(0.04)	(0.73)	(0.01)	—
Total distributions	(0.23)		(0.24)	(0.90)	(0.21)	—
Net asset value, end of year/period	$10.53		$10.43	$11.96	$11.69	$10.17
Total return (C)	3.29	% (D)	(10.82)%	10.21%	17.08%	1.70	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$135,201		$106,362	$118,333	$73,946	$5,707
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (H)	1.19%		1.16%	1.17%	1.25%	7.22	% (F)
Expenses, net waiver and reimbursement (H)	0.99%		0.99%	0.99%	0.99%	0.99	% (F)
Net investment income	2.19%		1.81%	1.07%	1.62%	4.22	% (F)
Portfolio turnover rate	180%		116%	130%	140%	5	% (E)

	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2023		2022	2021	2020	2019 (A)
Net asset value, beginning of year/period	$10.44		$11.97	$11.69	$10.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.18		0.17	0.11	0.39	0.02
Net realized and unrealized gain (loss) on investments	0.10		(1.49)	1.03	1.33	0.15
Total from investment operations	0.28		(1.32)	1.14	1.72	0.17
LESS DISTRIBUTIONS:
From net investment income	(0.21)		(0.17)	(0.13)	(0.19)	—
From net realized gains on investments	—		(0.04)	(0.73)	(0.01)	—
Total distributions	(0.21)		(0.21)	(0.86)	(0.20)	—
Net asset value, end of year/period	$10.51		$10.44	$11.97	$11.69	$10.17
Total return (C)	2.73	% (D)	(11.04)%	9.97%	16.97%	1.70	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,655		$1,861	$2,231	$337	$0	(G)
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (I)	1.46%		1.41%	1.35%	1.40%	7.47	% (F)
Expenses, net waiver and reimbursement (I)	1.24%		1.24%	1.24%	1.24%	1.24	% (F)
Net investment income	1.81%		1.55%	0.88%	3.50%	3.17	% (F)
Portfolio turnover rate	180%		116%	130%	140%	5	% (E)

(A)	Rational/Pier 88 Convertible Securities Fund Institutional, Class A, and Class C shares commenced operations December 6, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	If the Sub Advisor had not made a special reimbursement during the year ended December 31 ,2023 the Total return would have been 2.19% and 1.25% for the Institutional and Class A, respectively. See Note 3.

(E)	Not Annualized

(F)	Annualized

(G)	Amount is less than $1000. (H) Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.19%	1.16%	1.17%	1.25%	7.22	% (F)
Expenses, net waiver and reimbursement	0.99%	0.99%	0.99%	0.99%	0.99	% (F)

(I)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.46%	1.41%	1.35%	1.40%	7.47	% (F)
Expenses, net waiver and reimbursement	1.24%	1.24%	1.24%	1.24%	1.24	% (F)

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational/Pier 88 Convertible Securities Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2023		2022	2021	2020	2019 (A)
Net asset value, beginning of year/period	$10.38		$11.90	$11.66	$10.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.11		0.10	0.02	0.32	0.02
Net realized and unrealized gain (loss) on investments	0.09		(1.48)	1.02	1.34	0.15
Total from investment operations	0.20		(1.38)	1.04	1.66	0.17
LESS DISTRIBUTIONS:
From net investment income	(0.14)		(0.10)	(0.07)	(0.16)	—
From net realized gains on investments	—		(0.04)	(0.73)	(0.01)	—
Total distributions	(0.14)		(0.14)	(0.80)	(0.17)	—
Net asset value, end of year/period	$10.44		$10.38	$11.90	$11.66	$10.17
Total return (C)	1.92	% (D)	(11.63)%	9.11%	16.33%	1.70	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$320		$298	$249	$55	$0	(G)
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (H)	2.13%		2.11%	2.10%	2.13%	8.22	% (F)
Expenses, net waiver and reimbursement (H)	1.99%		1.99%	1.99%	1.99%	1.99	% (F)
Net investment income (loss)	1.09%		0.93%	0.17%	2.87%	3.17	% (F)
Portfolio turnover rate	180%		116%	130%	140%	5	% (E)

(A)	Rational/Pier 88 Convertible Securities Fund Institutional, Class A, and Class C shares commenced operations December 6, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	If the Sub Advisor had not made a special reimbursement during the year ended December 31 ,2023 the Total return would have been .65% for Cl C. See Note 3.

(E)	Not Annualized

(F)	Annualized

(G)	Amount is less than $1000.

(H)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.13%	2.11%	2.10%	2.13%	8.22	% (E)
Expenses, net waiver and reimbursement	1.99%	1.99%	1.99%	1.99%	1.99	% (E)

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Special Situations Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Institutional
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Period Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2023		2022		2021		2020	2019 (A)
Net asset value, beginning of year/period	$18.34		$19.69		$19.66		$20.10	$20.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	1.06		0.93		0.74		0.43	0.32
Net realized and unrealized gain (loss) on investments	(0.28)		(1.16)		0.28		0.11	0.06
Total from investment operations	0.78		(0.23)		1.02		0.54	0.38
LESS DISTRIBUTIONS:
From net investment income	(1.34)		(1.12)		(0.99)		(0.93)	(0.25)
From net realized gains on investments	—		—		—		—	(0.03)
From Return of capital	(0.05)		—		(0.00	) (C)	(0.05)	—
Total distributions	(1.39)		(1.12)		(0.99)		(0.98)	(0.28)
Net asset value, end of year/period	$17.73		$18.34		$19.69		$19.66	$20.10
Total return (D)	4.36	% (I)	(1.12	)% (I)	5.30%		2.83%	1.91	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$681,473		$666,042		$670,278		$352,892	$76,833
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (G)	1.81%		1.79%		1.77%		1.80%	2.06	% (F)
Expenses, net waiver and reimbursement (G)	1.76%		1.76%		1.75%		1.75%	1.75	% (F)
Net investment income	5.79%		4.93%		3.75%		2.17%	3.48	% (F)
Portfolio turnover rate	21%		27%		37%		4%	14	% (E)

	Class A
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Period Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2023		2022		2021		2020	2019 (A)
Net asset value, beginning of year/period	$18.32		$19.66		$19.64		$20.08	$20.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	1.00		0.88		0.72		0.37	0.30
Net realized and unrealized gain (loss) on investments	(0.26)		(1.15)		0.24		0.13	0.05
Total from investment operations	0.74		(0.27)		0.96		0.50	0.35
LESS DISTRIBUTIONS:
From net investment income	(1.30)		(1.07)		(0.94)		(0.89)	(0.24)
From net realized gains on investments	—		—		—		—	(0.03)
From Return of capital	(0.05)		—		(0.00	) (C)	(0.05)	—
Total distributions	(1.35)		(1.07)		(0.94)		(0.94)	(0.27)
Net asset value, end of year/period	$17.71		$18.32		$19.66		$19.64	$20.08
Total return (D)	4.11	% (I)	(1.31	)% (I)	5.00%		2.60%	1.74	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$62,428		$70,121		$58,164		$37,224	$5,449
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (H)	2.07%		2.05%		2.03%		2.10%	2.21	% (F)
Expenses, net waiver and reimbursement (H)	2.01%		2.02%		2.00%		2.00%	2.00	% (F)
Net investment income	5.49%		4.69%		3.67%		1.88%	3.22	% (F)
Portfolio turnover rate	21%		27%		37%		4%	14	% (E)

(A)	Rational Special Situations Income Fund Institutional, Class A, and Class C shares commenced operations July 17, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Represents an amount less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)	Not Annualized

(F)	Annualized

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.81%	1.79%	1.77%	1.80%	2.06	% (F)
Expenses, net waiver and reimbursement	1.76%	1.76%	1.75%	1.75%	1.75	% (F)

(H)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.07%	2.05%	2.03%	2.10%	2.21	% (F)
Expenses, net waiver and reimbursement	2.01%	2.02%	2.00%	2.00%	2.00	% (F)

(I)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Special Situations Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class C
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Period Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2023		2022		2021		2020	2019(A)
Net asset value, beginning of year/period	$18.27		$19.61		$19.60		$20.06	$20.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.87		0.74		0.48		0.21	0.23
Net realized and unrealized gain (loss) on investments	(0.27)		(1.15)		0.33		0.14	0.05
Total from investment operations	0.60		(0.41)		0.81		0.35	0.28
LESS DISTRIBUTIONS:
From net investment income	(1.16)		(0.93)		(0.80)		(0.76)	(0.19)
From net realized gains on investments	—		—		—		—	(0.03)
From Return of capital	(0.05)		—		(0.00	) (C)	(0.05)	—
Total distributions	(1.21)		(0.93)		(0.80)		(0.81)	(0.22)
Net asset value, end of year/period	$17.66		$18.27		$19.61		$19.60	$20.06
Total return (D)	3.34	% (H)	(2.05	)% (H)	4.22%		1.82%	1.43	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$34,676		$34,455		$35,497		$14,123	$1,289
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (G)	2.76%		2.76%		2.74%		2.77%	2.97	% (F)
Expenses, net waiver and reimbursement (G)	2.76%		2.76%		2.75%		2.75%	2.75	% (F)
Net investment income	4.76%		3.95%		2.46%		1.05%	2.47	% (F)
Portfolio turnover rate	21%		27%		37%		4%	14	% (E)

(A)	Rational Special Situations Income Fund Institutional, Class A, and Class C shares commenced operations July 17, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Represents an amount less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)	Not Annualized

(F)	Annualized

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.76%	2.75%	2.74%	2.77%	2.97	% (F)
Expenses, net waiver and reimbursement	2.76%	2.75%	2.75%	2.75%	2.75	% (F)

(H)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Real Assets Fund (Formerly Rational Inflation Growth Fund)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Institutional
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	December 31,		December 31,	December 31,
	2023		2022	2021 (A)
Net asset value, beginning of year/period	$9.65		$9.80	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.09		0.27	0.25
Net realized and unrealized gain (loss) on investments	0.62		(0.37)	(0.38)
Total from investment operations	0.71		(0.10)	(0.13)
LESS DISTRIBUTIONS:
From net investment income	(0.10)		(0.04)	(0.07)
From net realized gains on investments	—		(0.01)	—
Total distributions	(0.10)		(0.05)	(0.07)
Net asset value, end of year/period	$10.26		$9.65	$9.80
Total return (C)	7.43%		(1.10)%	(1.26	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,866		$2,887	$1,360
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	4.94%		4.56%	12.47	% (E)
Expenses, net waiver and reimbursement (G)	1.52%		1.49%	1.49	% (E)
Net investment income (loss)	0.95%		2.82%	6.83	% (E)
Portfolio turnover rate	61%		18%	0	% (D)

	Class A
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	December 31,		December 31,	December 31,
	2023		2022	2021 (A)
Net asset value, beginning of year/period	$9.64		$9.79	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.05		0.21	0.49
Net realized and unrealized gain (loss) on investments	0.63		(0.33)	(0.63)
Total from investment operations	0.68		(0.12)	(0.14)
LESS DISTRIBUTIONS:
From net investment income	(0.08)		(0.02)	(0.07)
From net realized gains on investments	—		(0.01)	—
Total distributions	(0.08)		(0.03)	(0.07)
Net asset value, end of year/period	$10.24		$9.64	$9.79
Total return (C)	7.09	% (I)	(1.29)%	(1.39	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$330		$788	$697
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	5.19%		4.91%	12.72	% (E)
Expenses, net waiver and reimbursement (H)	1.77%		1.74%	1.74	% (E)
Net investment income (loss)	0.55%		2.11%	13.23	% (E)
Portfolio turnover rate	61%		18%	0	% (D)

(A)	Rational Real Assets Fund (formerly, Rational Inflation Growth Fund) commenced operations August 18, 2021.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized

(E)	Annualized

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	4.92%	4.56%	12.47	% (E)
Expenses, net waiver and reimbursement	1.49%	1.49%	1.49	% (E)

(H)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	5.16%	4.91%	12.72	% (E)
Expenses, net waiver and reimbursement	1.74%	1.74%	1.74	% (E)

(I)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Real Assets Fund (Formerly Rational Inflation Growth Fund) (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class C
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2023	2022	2021 (A)
Net asset value, beginning of year/period	$9.56	$9.77	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.02)	0.16	0.70
Net realized and unrealized gain (loss) on investments	0.62	(0.36)	(0.86)
Total from investment operations	0.60	(0.20)	(0.16)
LESS DISTRIBUTIONS:
From net investment income	(0.03)	—	(0.07)
From net realized gains on investments	—	(0.01)	—
Total distributions	(0.03)	(0.01)	(0.07)
Net asset value, end of year/period	$10.13	$9.56	$9.77
Total return (C)	6.25%	(2.09)%	(1.60	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$9	$33	$26
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	5.71%	5.89%	13.47	% (E)
Expenses, net waiver and reimbursement (F)	2.52%	2.49%	2.49	% (E)
Net investment income (loss)	(0.23)%	1.67%	19.41	% (E)
Portfolio turnover rate	61%	18%	0	% (D)

(A)	Rational Real Assets Fund (formerly, Rational Inflation Growth Fund) commenced operations August 18, 2021.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized

(E)	Annualized

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	5.69%	5.89%	13.47	% (E)
Expenses, net waiver and reimbursement	2.49%	2.49%	2.49	% (E)

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2023	ANNUAL REPORT

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund and Variable Insurance Trust (the “Trust”) was organized as a Delaware statutory trust on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2023, the Trust operated 8 separate series, or mutual funds, each with its own investment objective and strategy. This report contains financial statements and financial highlights of the funds listed below (individually referred to as a “Fund”, or collectively as the “Funds”):

Fund	Sub-Advisor	Primary Objective
Rational Equity Armor Fund (“Equity Armor”)	Equity Armor Investments, LLC	Total return on investment, with dividend income an important component of that return.
Rational Tactical Return Fund (“Tactical Return”)	Warrington Asset Management, LLC	Total return consisting of long-term capital appreciation and income.
Rational Dynamic Brands Fund (“Dynamic Brands”)	Accuvest Global Advisors, Inc.	Long-term capital appreciation.
Rational Strategic Allocation Fund (“Strategic Allocation”)		Current income and moderate appreciation of capital.
Rational/ReSolve Adaptive Asset Allocation Fund (“ReSolve Adaptive”)	ReSolve Asset Management, Inc., Sub- Advisor; ReSolve Asset Management SEZC (Cayman), Futures Trading	Long-term capital appreciation.
Rational/Pier 88 Convertible Securities Fund (“Pier 88”)	Pier 88 Investment Partners, LLC	Total return consisting of capital appreciation and income.
Rational Special Situations Income Fund (“Special Situations”)	ESM Management, LLC	Total return consisting of capital appreciation and income.
Rational Real Assets Fund (Formerly, Rational Inflation Growth Fund) (“Real Assets”)	SL Advisors, LLC	Long-term capital appreciation.

The Funds are classified as diversified funds under the 1940 Act, except Pier 88 and Real Assets, which are classified as non- diversified funds. The Strategic Allocation Fund is a “fund of funds”, in that it generally invest in other investment companies.

Currently, all Funds offer Class A, Class C, and Institutional shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, if any, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.75% for ReSolve Adaptive and Real Assets and 4.75% for all other Funds as a percentage of the original purchase price. Class C shares have a contingent deferred sales charge of 1.00% on shares sold within one year of purchase. Each Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

A. Investment Valuations

All investments in securities are recorded at their estimated fair value. In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to the valuation procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”) pursuant to Rule

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

2a-5 under the 1940 Act, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Debt securities (other than short-term obligations) are valued each day by an independent pricing service in accordance with valuation procedures approved by the Board using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Option contracts are generally valued at the close. If the close price is outside the bid and the ask price; the quote closest to the close is used. When there is no trading volume the mean of the bid and ask is used. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (the “NYSE”). Investments in open-end investment companies (except for exchange-traded funds, “ETFs”) are valued at their respective net asset value as reported by such companies. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Board. In these cases, a valuation designee, determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain categories of securities, the procedures utilized by the valuation designee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities’ market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Open-end investment companies that are not ETFs are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1 - unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following tables summarize the inputs used as of December 31, 2023, for each Fund’s assets and liabilities measured at fair value:

Equity Armor

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$24,690,340	$—	$—	$24,690,340
Exchange Traded Funds	13,119,096	—	—	13,119,096
Short-Term Investments	168,457	—	—	168,457
Derivatives
Purchased Options	$162,001	$—	$—	$162,001
Futures Contracts	168,345	—	—	168,345
Total Assets	$38,308,239	$—	$—	$38,308,239
Liabilities*
Derivatives
Written Options	$30,667	$—	$—	$30,667
Futures Contracts	$210,467	—	—	210,467
Total Liabilities	$241,134	$—	$—	$241,134

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

Tactical Return

Assets*	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$69,316,984	$—	$69,316,984
Short-Term Investments	52,763,568	—	—	52,763,568
Derivatives
Purchased Options	$24,940	$—	$—	$24,940
Total Assets	$52,788,508	$69,316,984	$—	$122,105,492
Liabilities*
Derivatives
Written Options	$39,900	$—	$—	$39,900
Total Liabilities	$39,900	$—	$—	$39,900

Dynamic Brands

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$62,771,548	$—	$—	$62,771,548
Short-Term Investments	425,543	—	—	425,543
Total Assets	$63,197,091	$—	$—	$63,197,091

Strategic Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open End Funds	$8,651,361	$—	$—	$8,651,361
U.S. Treasury Bills	—	490,412	—	490,412
Short-Term Investments	81,467	—	—	81,467
Derivatives
Futures Contract	$71,400	$—	$—	$71,400
Total Assets	$8,804,228	$490,412	$—	$9,294,640

ReSolve Adaptive

Assets*	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$59,780,168	$—	$59,780,168
Short-Term Investments	22,392,315	—	—	22,392,315
Derivatives
Futures Contracts	1,467,302	—	—	1,467,302
Total Assets	$23,859,617	$59,780,168	$—	$83,639,785
Liabilities*
Derivatives
Futures Contracts	$1,891,556	$—	$—	$1,891,556
Total Liabilities	$1,891,556	$—	$—	$1,891,556

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

Pier 88

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$20,299,806	$—	$—	$20,299,806
Preferred Stocks	25,236,418	—	—	25,236,418
Convertible Bonds	—	86,717,229	—	86,717,229
Short-Term Investments	4,689,343	—	—	4,689,343
Total Assets	$50,225,567	$86,717,229	$—	$136,942,796

Special Situations

Assets*	Level 1	Level 2	Level 3	Total
Preferred Stocks	$—	$4,037,211	$—	$4,037,211
Asset Backed Securities	—	621,240,838	—	621,240,838
Corporate Bonds	—	138,742,080	—	138,742,080
Short-Term Investments	7,652,259	—	—	7,652,259
Total Assets	$7,652,259	$764,020,129	$—	$771,672,388

Real Assets

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$3,180,791	$—	$—	$3,180,791
Short-Term Investments	37,041	—	—	37,041
Total Assets	$3,217,832	$—	$—	$3,217,832

*	Refer to the Schedule of Investments for industry classifications.

There were no level 3 securities held during the year for any Fund.

Consolidation of Subsidiaries – The consolidated financial statements of ReSolve Adaptive include the accounts of RDMF Fund Ltd. (“RDMF”), a wholly-owned and controlled foreign subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

ReSolve Adaptive may invest up to 25% of its total assets in RDMF, a controlled foreign corporation (“CFC”), that acts as an investment vehicle in order to effect certain investments consistent with ReSolve Adaptive’s investment objectives and policies.

	Inception Date of	RDMF Net Assets as of	% of Net Assets as of
	RDMF	December 31, 2023	December 31, 2023
RDMF	8/5/2016	$ 17,319,008	18.29%

For tax purposes, RDMF is an exempted Cayman investment company. RDMF has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, RDMF is a controlled foreign corporation that generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned controlled foreign corporation, RDMF’s net income and capital gain, to the extent of its earnings and profits, will be included each year in ReSolve Adaptive’s investment company taxable income.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

B. Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities; sales and maturities of short term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period-end, resulting from changes in the exchange rate.

C. Derivative Instruments

Certain of the Funds may be subject to equity price risk, commodity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts, written and purchased option contracts and futures contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Futures Contracts – Certain of the Funds may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of underlying reference assets, such as equities, interest rates, commodities prices or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options Contracts – Certain Funds may purchase put and call options and write put and call options. The premium paid for a purchased put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

Written and purchased options are non-income producing securities. With options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse acts as counterparty to all exchange traded options and guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options).

Convertible Securities – Pier 88 invests in convertible securities, which include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor’s or Sub-Advisor’s opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund may hold or trade convertible securities.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities and Consolidated Statements of Assets and Liabilities at December 31, 2023, were as follows:

			Location of derivatives on Statements of	Fair value of asset/liability
Fund	Derivative	Risk Type	Assets and Liabilities	derivatives
Equity Armor
	Futures	Equity	Futures unrealized appreciation	$168,345
			Futures unrealized depreciation	(210,467)
			Totals	$(42,122)

	Options	Equity	Total Securities at value	$162,001
		Equity	Options Written	(30,667)
			Totals	$131,334
Tactical Return
	Options	Equity	Total Securities at value	$24,940
		Equity	Options Written	(39,900)
			Totals	$(14,960)
Strategic Allocation
	Futures	Equity	Futures unrealized appreciation	$71,400
			Totals	$71,400
ReSolve Adaptive
	Futures	Equity	Futures unrealized appreciation	$329,225
			Futures unrealized depreciation	(173,707)
		Commodity	Futures unrealized appreciation	478,448
			Futures unrealized depreciation	(887,635)
		Currency	Futures unrealized appreciation	380,869
			Futures unrealized depreciation	(409,465)
		Interest	Futures unrealized appreciation	278,760
			Futures unrealized depreciation	(420,749)
			Totals	$(424,254)

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations and Consolidated Statements of Operations for the Funds, for the year ended December 31, 2023, were as follows:

				Realized and unrealized gain
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	(loss) on derivatives
Equity Armor
	Options Purchased	Equity	Net realized loss from options purchased	$(8,306,475)
	Options Written	Equity	Net realized gain from options written	3,191,573
	Futures	Equity	Net realized gain from futures	973,360
			Totals	$(4,141,542)

	Options Purchased	Equity	Net change in unrealized depreciation on options purchased	$(186,329)
	Options Written	Equity	Net change in unrealized depreciation on options written	(29,737)
	Futures	Equity	Net change in unrealized depreciation on futures	(3,872)
			Totals	$(219,938)
Tactical Return
	Options Purchased	Equity	Net realized loss from options purchased	$(8,192,683)
	Options Written	Equity	Net realized gain from options written	12,975,490
	Futures	Equity	Net realized gain from futures	16
			Totals	$4,782,823

	Options Purchased	Equity	Net change in unrealized depreciation on options purchased	$(39,900)
	Options Written	Equity	Net change in unrealized appreciation on options written	63,840
			Totals	$23,940
Strategic Allocation
	Futures	Equity	Net realized gain from futures	$936,417
			Totals	$936,417

	Futures	Equity	Net change in unrealized appreciation on futures	$430,670
			Totals	$430,670
ReSolve Adaptive
	Futures	Equity	Net realized gain from futures	$13,020,299
		Commodity	Net realized loss from futures	(10,646,029)
		Currency	Net realized gain from futures	265,619
		Interest	Net realized loss from futures	(4,583,196)
			Totals	$(1,943,307)

	Futures	Equity	Net change in unrealized appreciation on futures	$1,514,941
		Commodity	Net change in unrealized depreciation on futures	(2,930,465)
		Currency	Net change in unrealized appreciation on futures	248,819
		Interest	Net change in unrealized appreciation on futures	139,389
			Totals	$(1,027,316)

The value of derivative instruments outstanding as of December 31, 2023 as disclosed in the Schedules of Investments (Consolidated Schedule of Investments for ReSolve Adaptive) and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations (Consolidated Statement of Operations for ReSolve Adaptive) serve as indicators of the volume of derivative activity for the Funds.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial assets and liabilities derivatives and the effect of the derivative instruments on the Statements of Assets and Liabilities and Consolidated Statements of Assets and Liabilities as of December 31, 2023:

				Gross Amounts of Assets Presented in the
				(Consolidated) Statement of Assets & Liabilities
		Gross Amounts	Net Amounts
	Gross Amounts	Offset in the	Presented in the
	Recognized in the	(Consolidated)	(Consolidated)
	(Consolidated)	Statements of	Statements of
	Statements of Assets	Assets and	Assets and	Financial	Cash Collateral
	and Liabilities	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Equity Armor
Description of Asset:
Futures Contracts	$168,345	$—	$168,345	$(168,345)	$—	$—
Description of Liability:
Futures Contracts	$210,467	$—	$210,467	$(168,345)	$(42,122)	$—
Strategic Allocation
Description of Asset:
Futures Contracts	$71,400	$—	$71,400	$—	$—	$71,400
ReSolve Adaptive
Description of Asset:
Futures Contracts	$1,467,302	$—	$1,467,302	$(1,467,302)	$—	$—
Description of Liability:
Futures Contracts	$1,891,556	$—	$1,891,556	$(1,467,302)	$(424,254)	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

D. Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method. For convertible securities, premiums attributable to the conversion feature are not amortized. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date. Withholding taxes and capital gains on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

E. Dividends and Distributions to Shareholders

The amount of dividends from net investment income and net realized gains recorded on the ex-dividend date are determined in accordance with the federal income tax regulations, which may differ from GAAP and are recorded on ex- date. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, non-deductible stock issuance costs, distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles and return of capital from investments. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

Fund	Income Dividends	Capital Gains
Equity Armor	Monthly	Annually
Tactical Return	Annually	Annually
Dynamic Brands	Annually	Annually
Strategic Allocation	Quarterly	Annually
ReSolve Adaptive	Annually	Annually
Pier 88	Quarterly	Annually
Special Situations	Monthly	Annually
Real Assets	Quarterly	Annually

Certain Funds may own shares of real estate investments trusts (“REITs”), which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT, when such information is available.

F. Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

G. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2020 to December 31, 2022 (as applicable), or expected to be taken in the Funds’ December 31, 2023 year-end tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expenses in the Statements of Operations. As of December 31, 2023, the Funds did not incur any interest or penalties.

H. Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(3) FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Investment Advisory Fee — Rational Advisors, Inc. (the “Advisor”) serves as the Funds’ investment adviser. Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The Funds’ sub-advisors are responsible for the day-to-day management of each Fund’s portfolios. The Advisor provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Advisor, as of the last day of each

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Advisor, not the Funds.

Fund	Advisory Fee Tiered Annual Rate
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Equity Armor	0.75%	0.70%	0.65%
Dynamic Brands	0.75%	0.70%	0.65%

	Advisory Fee Annual Rate
Tactical Return	1.75%
Strategic Allocation	0.10%
ReSolve Adaptive	1.75%
Pier 88	0.85%
Special Situations	1.50%
Real Assets	1.25%

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of each Fund (other than Equity Armor) to the extent necessary in order to limit each Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage commissions and trading costs, interest (including borrowing costs and overdraft charges), taxes, short sale dividends and interest expenses, non-routine or extraordinary expenses (such as litigation or reorganizational costs), and with respect to Special Situations only, costs and expenses of litigation or claims on behalf of Special Situations regarding portfolio investments initiated (or threatened) by the investment advisor or sub-advisor, as listed below:

	Expense Caps			Expiration
Fund	Institutional Class Shares	Class A Shares	Class C Shares
Tactical Return	1.99%	2.24%	2.99%	April 30, 2024
Dynamic Brands	1.24%	1.49%	2.24%	April 30, 2024
Strategic Allocation	0.45%	0.70%	1.45%	April 30, 2024
ReSolve Adaptive	1.97%	2.22%	2.97%	April 30, 2024
Pier 88	0.99%	1.24%	1.99%	April 30, 2024
Special Situations	1.75%	2.00%	2.75%	April 30, 2024
Real Assets	1.49%	1.74%	2.49%	April 30, 2024

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

Amounts waived or reimbursed in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement. As of December 31, 2023, the following amounts have been waived or reimbursed by the Advisor and are subject to repayment by the respective Fund:

	Amount Waived or	Expiring Beginning
Fund	Reimbursed	December 31, 2023
Equity Armor	$38,723	2024
	—	2025
	—	2026
Tactical Return	104,062	2024
	91,334	2025
	133,607	2026
Dynamic Brands	—	2024
	—	2025
	9,477	2026
Strategic Allocation	67,124	2024
	86,462	2025
	97,614	2026
ReSolve Adaptive	125,327	2024
	117,342	2025
	213,553	2026
Pier 88	174,835	2024
	193,523	2025
	228,670	2026
Special Situations	119,447	2024
	152,205	2025
	348,053	2026
Real Assets	52,120	2024
	107,456	2025
	116,736	2026

During the year ended December 31, 2023, the sub-advisor reimbursed Pier 88 in the amount of $1,521,304 in connection with a trading matter.

The Independent Trustees are paid quarterly retainers for their service on the Board of Trustees and on the Risk and Compliance/Investment Committee and receive compensation for each special meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust in which the meeting relates. The Chairman of the Board of Trustees of the Trust, and the Chairman of the Trust’s Audit Committee and Risk and Compliance/Investment Committee receive an additional quarterly retainer. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans. Additional information regarding the Trust’s Trustees is available in the Funds’ Statement of Additional Information.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

The Board has adopted the Trust’s Distribution Plan (the “12b-1 Plan”) which allows each Fund to pay fees up to 0.25% for Class A shares and up to 1.00% for Class C shares based on average daily net assets of each class to financial intermediaries (which may be paid through the Funds’ distributor) for the sale and distribution of these shares. Pursuant to the 12b-1 Plan, the Funds may finance from their assets certain activities or expenses that are intended primarily to result in the sale of Fund shares and to reimburse Northern Lights Distributors, LLC., the Funds’ distributor (the “Distributor” or “NLD”), and the Advisor for distribution related expenses. For the year ended December 31, 2023, the amounts accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Equity Armor	$22,201	$14,288
Tactical Return	19,305	69,691
Dynamic Brands	33,122	32,231
Strategic Allocation	17,621	7
ReSolve Adaptive	6,135	25,484
Pier 88	4,177	2,931
Special Situations	165,367	345,681
Real Assets	1,372	212

Shareholder Servicing Fees - The Trust has adopted a Shareholder Services Plan pursuant to which the Funds may pay Shareholder Services Fees up to 0.25% of the average daily net assets to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of shares for Institutional, Class A, and Class C shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services and are reflected as such on the Statements of Operations under Financial Administrative fees/Fund Accounting fees. The Funds also pay UFS for any out-of-pocket expenses. Officers of the Trust are also employees of UFS and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds, which are included in printing expenses on the Statements of Operations.

Pursuant to the Management Services Agreement between the Trust and MFund, MFund, an affiliate of the Advisor, MFund provides the Funds with various management and legal administrative services (the “Management Services Agreement”). For these services, the Funds pay MFund an annual asset-based fee in accordance with the following schedule applied at the Fund family level (i.e., all the Funds in the Trust advised by the Advisor): 0.10% of net assets up to $50 million; 0.07% of net assets from $50 million to $100 million; 0.05% of net assets from $100 million to $250 million; 0.04% of net assets from $250 million to $500 million; 0.03% of net assets from $500 million to $1 billion; 0.02% of net assets from $1 billion to $5 billion; and 0.01% of net assets from $5 billion and above. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. The amounts due to MFund for the Management Services Agreement are listed in the Statements of Assets and Liabilities under “Payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Legal administration/Management service fees.”

Pursuant to the Compliance Services Agreement (the “Compliance Services Agreement”), MFund an affiliate of the Manager, provides chief compliance officer services to the Funds. For these services, the Funds pay MFund $1,200 per month for the first fund in the fund family and $400 each additional fund; $400 for each adviser and sub-adviser; and

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

.0025% of the assets of each Fund. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The amounts due to MFund for chief compliance officer services are listed in the Statements of Assets and Liabilities under “Payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Compliance officer fees.”

Affiliated Funds — Affiliated companies are mutual funds that are advised by Catalyst Capital Advisors, AlphaCentric Advisors, LLC or Rational Advisors, Inc. Companies that are affiliates of the Funds at December 31, 2023, are noted in Strategic Allocation’s Schedule of Investments. A summary of these investments in affiliated funds is set forth below:

	Shares Balance			Shares Balance		Change in	Dividends	Amount of Gain
	December 31,			December 31,		Unrealized	Credited to	(Loss) Realized on
Fund	2022	Purchases	Sales	2023	Fair Value	Gain/(Loss)	Income	Sale of Shares
AlphaCentric Income Opportunities Fund, Inst. Sh.	36,557	1,046	37,603	—	$—	$(29,003)	$4,085	$13,063
Catalyst Enhanced Income Strategy Fund, Inst. Sh.	137,375	4,090	141,465	—	—	144,277	38,625	(187,976)
Catalyst Insider Income Fund Inst. Sh.	95,940	135,750	231,690	—	—	60,252	57,051	(37,639)
Catalyst Systematic Alpha Fund	—	516,466	4,068	512,398	6,314,234	17,789	43,041	(977)
Catalyst/CIFC Floating Rate Income Fund	93,531	137,825	73,537	157,819	1,459,825	91,559	125,815	(33,209)
Rational Special Situations Income Fund, Inst. Sh.	72,453	1,719	74,172	—	—	90,683	31,660	(85,308)
Rational/Pier 88 Convertible Securities Fund, Inst. Sh.	121,625	76,551	114,861	83,315	877,302	4,568	29,400	18,183
Total	557,481	873,447	677,396	753,532	$8,651,361	$380,125	$329,677	$(313,863)

(4) INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Equity Armor	$262,496,528	$287,156,953
Tactical Return	—	—
Dynamic Brands	98,632,849	99,120,702
Strategic Allocation	9,606,177	6,969,797
ReSolve Adaptive	—	—
Pier 88	228,797,836	196,291,259
Special Situations	196,703,280	161,925,118
Real Assets	2,062,613	2,623,035

(5) INVESTMENT RISK

Market Risk - Overall market risks may also affect the value of a Fund. The market values of securities or other investments owned by a Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on a Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

In accordance with its investment objectives and through its exposure to futures contracts, each of Equity Armor, Strategic Allocation, ReSolve Adaptive, and Real Assets may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

In accordance with its investment objectives and through its exposure to options, Tactical Return and Equity Armor may have increased or decreased exposure to Option Risk factors defined below:

Options Risk - Tactical Return and Equity Armor are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Activist Strategies Risk - As part of Special Situation’s principal investment strategy, the Sub-Advisor seeks to identify “special situations” where it can seek to remedy legal, technical or structural issues it has identified in the securities held by the Fund through activist strategies, including through litigation or the threat of litigation. Such activist strategies may not be successful and may have a negative impact on the Fund, including causing the Fund to incur legal related costs and expenses and portfolio turnover if the Sub-Advisor determines to sell such securities.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

(6) AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes (including options written), and its respective gross unrealized appreciation and depreciation at December 31, 2023, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Equity Armor	$34,084,112	$4,905,565	$(880,450)	$4,025,115
Tactical Return	122,044,731	20,861	—	20,861
Dynamic Brands	46,722,213	16,618,065	(143,187)	16,474,878
Strategic Allocation	9,094,625	134,186	(5,571)	128,615
ReSolve Adaptive	82,166,637	617,030	(869,760)	(252,730)
Pier 88	135,339,193	5,384,846	(3,781,243)	1,603,603
Special Situations	827,125,818	22,776,386	(78,229,816)	(55,453,430)
Real Assets	2,988,657	308,374	(79,199)	229,175

(7) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2023 and December 31, 2022 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
December 31, 2023	Income	Capital Gains	Capital	Total
Equity Armor	$40,314	$—	$55,185	$95,499
Tactical Return	3,787,078	3,368,616	—	7,155,694
Dynamic Brands	—	—	—	—
Strategic Allocation	444,256	—	—	444,256
ReSolve Adaptive	9,700,852	132,966	—	9,833,818
Pier 88	2,764,879	—	—	2,764,879
Special Situations	58,765,058	—	2,312,560	61,077,618
Real Assets	33,888	—	—	33,888

For fiscal year ended	Ordinary	Long-Term	Return of
December 31, 2022	Income	Capital Gains	Capital	Total
Equity Armor	$484,752	$—	$—	$484,752
Tactical Return	59,296	576,582	—	635,878
Dynamic Brands	2,896,870	—	—	2,896,870
Strategic Allocation	306,907	235,138	—	542,045
ReSolve Adaptive	672,205	—	—	672,205
Pier 88	2,457,919	—	—	2,457,919
Special Situations	47,060,516	—	—	47,060,516
Real Assets	11,627	2,082	—	13,709

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficits)
Equity Armor	$—	$—	$(738,472)	$(5,262,744)	$—	$4,025,115	$(1,976,101)
Tactical Return	423,716	106,569	—	(1,907,120)	—	20,861	(1,355,974)
Dynamic Brands	—	—	—	(17,574,987)	—	16,474,878	(1,100,109)
Strategic Allocation	—	—	—	(1,657,860)	—	128,616	(1,529,244)
ReSolve Adaptive	—	—	(3,980,365)	—	—	(120,892)	(4,101,257)
Pier 88	446,283	—	(1,240,742)	(7,608,714)	—	1,603,603	(6,799,570)
Special Situations	—	—	(4,246,928)	(19,935,123)	—	(55,453,422)	(79,635,473)
Real Assets	138	—	—	(256,067)	—	229,175	(26,754)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open Section 1256 futures and options contracts, and adjustments for C-Corporation return of capital distributions, partnerships, perpetual bonds, trust preferred securities, income on contingent convertible debt securities, and Section 305(c) deemed dividend distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains of $131,838 and $8 for Resolve Adaptive and Special Situations, respectively.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Equity Armor	$—
Tactical Return	—
Dynamic Brands	—
Strategic Allocation	—
ReSolve Adaptive	1,041,489
Pier 88	—
Special Situations	—
Real Assets	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Equity Armor	$738,472
Tactical Return	—
Dynamic Brands	—
Strategic Allocation	—
ReSolve Adaptive	2,938,876
Pier 88	1,240,742
Special Situations	4,246,928
Real Assets	—

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

At December 31, 2023, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carry forwards utilized in the current year as follows:

				Capital Loss Carry
	Short-Term	Long-Term	Total	Forwards Utilized
Equity Armor	$4,363,673	$899,071	$5,262,744	$—
Tactical Return*	196,514	1,710,606	1,907,120	92,691
Dynamic Brands	15,426,902	2,148,085	17,574,987	—
Strategic Allocation	485,005	1,172,855	1,657,860	611,268
ReSolve Adaptive	—	—	—	426,884
Pier 88	5,145,208	2,463,506	7,608,714	—
Special Situations	12,562,483	7,372,640	19,935,123	—
Real Assets	96,960	159,107	256,067	—

*	Tactical Return experienced a shareholder change in ownership resulting in an annual limitation on the amount of pre- change capital loss carry forwards available to be recognized in each year. Due to IRC Section 382 limitations, utilization of these carry forwards is limited to a maximum of $92,691 per year.

Permanent book and tax differences, primarily attributable to net operating losses, nondeductible expenses, distributions in excess, and adjustments for ReSolve Adaptive’s wholly owned subsidiary, which has a November 30 tax year end, resulted in reclassifications for the Funds for the fiscal year ended December 31, 2023 as follows:

	Paid In	Accumulated
	Capital	Earnings (Deficit)
Equity Armor	$(41,112)	$41,112
Tactical Return	—	—
Dynamic Brands	(217,488)	217,488
Strategic Allocation	(2,869)	2,869
ReSolve Adaptive	(14,386,771)	14,386,771
Pier 88	—	—
Special Situations	(32,884)	32,884
Real Assets	(260)	260

(8) LINE OF CREDIT

Effective December 8, 2022, the Trust has a $100,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”) with a maturity date of December 5, 2024. Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on any borrowings is the current Prime Rate payable monthly. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

During the year ended December 31, 2023, the average amount of borrowings outstanding based on days borrowed was as follows:

	Average	Maximum		Average	Current
	borrowings	Outstanding	Interest	borrowings	Interest
Fund	outstanding	balance	Expense*	rate	Rate
Equity Armor	$1,321,984	$4,342,000	$37,343	8.34%	8.50%
Dynamic Brands	220,074	1,963,000	1,269	7.69%	8.50%
Strategic Allocation	213,000	213,000	50	8.50%	8.50%
Real Assets	26,600	122,000	274	8.26%	8.50%

*	Includes interest expenses for borrowings on the line of credit and may not agree to the Statement of Operations, which may include overdraft fees, line of credit fees and broker interest.

(9) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Equity	Tactical	Dynamic	Strategic	ReSolve	Pier	Special	Real
	Armor	Return	Brands	Allocation	Adaptive	88	Situations	Assets
Jerry and Isobel Szilagyi	—	—	—	—	—	—	—	40.53%
NFS LLC(1)	43.03%	28.46%	26.01%	85.47%	25.47%	51.62%	—	—
Charles Schwab (1)	32.55%	31.47%	—	—	43.01%	—	37.94%	—
LPL Financial (1)	—	25.86%	—	—	—	—	—	—

(1)	This owner is comprised of multiple investors and accounts.

(10) UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of Tactical Return will be directly affected by the performance of the First American Treasury Obligations Fund and the performance of Strategic Allocation will be directly affected by the performance of the Catalyst Systematic Alpha Fund. The financial statements of the First American Treasury Obligations Fund and the Catalyst Systematic Alpha Fund, including the Schedule of Investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2023, the percentage of Tactical Return’s net assets invested in the First American Treasury Obligations Fund was 40.0%. The percentage of Strategic Allocation’s net assets invested in the Catalyst Systematic Alpha Fund was 63.2%.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023	ANNUAL REPORT

(11) RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rules and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

(12) SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Effective January 18, 2024, Rational Real Assets Fund changed its name from Rational Inflation Growth Fund and adopted the following policy: Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in exchange-traded equity securities of “real assets” companies. The Fund defines “real assets” companies as those in energy, materials, industrials, real estate and utility sectors. The Rational Real Assets Fund also changed the management fee to 0.95% and the expense caps to 1.19%, 1.44%, and 2.19% of the daily net assets of the Fund’s Institutional, Class A, and Class C shares, respectively, through April 30, 2025.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Rational Equity Armor Fund, Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, Rational/ReSolve Adaptive Asset Allocation Fund, Rational/Pier 88 Convertible Securities Fund, Rational Special Situations Income Fund, and Rational Real Assets Fund (formerly, Rational Inflation Growth Fund) and

Board of Trustees of Mutual Fund and Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the funds listed below (the “Funds”), each a series of Mutual Fund and Variable Insurance Trust, as of December 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Rational Equity Armor Fund, Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, and Rational/ReSolve Adaptive Asset Allocation Fund *	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, 2020, and 2019
Rational/Pier 88 Convertible Securities Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, 2020, and for the period from December 6, 2019 (commencement of operations) through December 31, 2019
Rational Special Situations Income Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, 2020, and for the period from July 17, 2019 (commencement of operations) through December 31, 2019
Rational Real Assets Fund (formerly, Rational Inflation Growth Fund)	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, and for the period from August 18, 2021 (commencement of operations) through December 31, 2021

*	The financial statements referred to above are Consolidated Financial Statements.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 29, 2024

RATIONAL FUNDS
Supplemental Information (Unaudited)
December 31, 2023	ANNUAL REPORT

Renewal of Management Agreement between Mutual Fund and Variable Insurance Trust and Rational Advisors, Inc. with respect to Rational Equity Armor Fund, Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, Rational Special Situations Income Fund, Rational/Pier 88 Convertible Securities Fund, Rational/ReSolve Adaptive Asset Allocation Fund, and Rational Real Assets Fund (formerly, Rational Inflation Growth Fund)

At a videoconference meeting held on December 7, 2023, and continued on December 15, 2023, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the renewal of the management agreement (the “Management Agreement”) between the Trust and Rational Advisors, Inc. (“Rational”) with respect to Rational Equity Armor Fund (the “Equity Armor Fund”), Rational Tactical Return Fund (the “Tactical Return Fund”), Rational Dynamic Brands Fund (the “Dynamic Brands Fund”), Rational Strategic Allocation Fund (the “Strategic Allocation Fund”), Rational Special Situations Income Fund (the “Special Situations Fund”), Rational/Pier 88 Convertible Securities Fund (the “Pier 88 Fund”), Rational/ReSolve Adaptive Asset Allocation Fund (the “ReSolve Fund”), and Rational Real Assets Fund (the “Real Assets Fund”), each a series of the Trust (collectively the “Renewal Funds”).

The Board reviewed the completed questionnaire submitted by Rational in connection with the proposed renewal of the Management Agreement with respect to the Trust (the “Rational 15(c) Response”). The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided for each Fund with respect to the approval of the Management Agreement and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. In connection with its deliberations regarding approval of the Management Agreement, the Board reviewed materials prepared by Rational and considered the information presented at Board meetings throughout the year.

Review of Rational 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services that Rational provided to the Renewal Funds pursuant to the Management Agreement. The Board reviewed information concerning Rational’s resources, personnel, and business operations. The Board considered Rational’s oversight of the Funds’ investment strategies, including derivative risk management and fair valuation. The Board reviewed Rational’s Form ADV. The Board discussed the financial health of Rational and reviewed its balance sheet. The Board considered that MFund, an affiliate of Rational, provides the Funds with certain management, legal administrative, and compliance services including providing the Trust’s CCO. The Board reviewed Rational’s compliance program, including its business continuity and cybersecurity programs, and its oversight of the Funds’ sub-advisors’ compliance programs.

RATIONAL FUNDS
Supplemental Information (Unaudited) (Continued)
December 31, 2023	ANNUAL REPORT

Performance. The Board reviewed the performance of each Renewal Fund relative to its peer group, Morningstar category, and benchmark index for various periods ended September 30, 2023.

Equity Armor Fund. The Fund underperformed its peer group, the Morningstar Long/Short Equity and Morningstar Options Trading categories, the S&P 500 Value Total Return Index, and S&P 500 Total Return Index for the one-, three-, five, and ten-year periods. Rational attributed the Fund’s underperformance to a focus on dividend-paying stocks rather than better-performing growth stocks, and the Fund’s hedging strategy.

Tactical Return Fund. The Fund underperformed the Morningstar Options Trading category, its peer group, and the S&P 500 Total Return Index for the one-, three-, and ten-year periods. The Fund outperformed its peer group for the five-year period. Rational noted that the Fund’s strategy is not expected to produce the types of strong returns witnessed in the equity markets as the Fund does not maintain any long equity exposure.

Dynamic Brands Fund. The Fund outperformed the Morningstar Large Growth category, its peer group, and the S&P 500 Total Return Index for the one-year period, while lagging behind each for the three-, five-, and ten-year periods. The Fund’s performance was attributed to investments focused on global consumption, consumer discretionary and staples companies, and to a lesser extent, technology companies.

Strategic Allocation Fund. The Fund outperformed the Morningstar Moderately Conservative Allocation category for the one-, three-, and ten-year periods, and lagged for the five-year period. The Fund outperformed its peer group for the one- and three-year periods, and underperformed for the five - and ten-year periods. The Fund underperformed the S&P 500 Total Return Index for all periods as its fixed income holdings were a drag on returns.

Special Situations Fund. The Fund outperformed its peer group, the Morningstar Nontraditional Bond and Multisector Bond categories, the Bloomberg U.S. Aggregate Bond Total Return Index, and the Bloomberg Mortgage-Backed Securities Total Return Index for the one-, three-, five- and ten-year periods. The outperformance compared to traditional fixed income funds and indices is attributable to lower interest rate sensitivity of the Fund’s holdings.

Pier 88 Fund. The Fund underperformed its peer group for the one- and five-year periods and since inception, while outperforming for the three-year period. The Fund underperformed the Morningstar Convertibles category for the one- and five-year periods and since inception, while outperforming for the three- year period. The Fund outperformed the Bloomberg U.S. Aggregate Bond Total Return Index for all periods, while it underperformed the ICE BofA Investment Grade U.S. Convertible 5% Index and S&P 500 Total Return Index for all periods. Rational attributed the Fund’s underperformance relative to ICE BofA Investment Grade U.S. Index for the one-year period to the fact that the Fund does not invest in certain sectors that have performed well during the year, and the Fund’s underperformance relative to the S&P 500 Total Return Index to its exposure to convertible bonds during a period of strong equity returns.

RATIONAL FUNDS
Supplemental Information (Unaudited) (Continued)
December 31, 2023	ANNUAL REPORT

ReSolve Fund. The Fund outperformed its peer group, Morningstar Macro Trading category, and Barclay CTA Index for the one-, three-, five- and ten-year periods, and underperformed the S&P 500 Total Return Index for those periods. Rational attributed the Fund’s performance to investments in the energy sector and the uncorrelated nature of the Fund’s strategy relative to equities.

Real Assets Fund. The Fund outperformed its peer group and the Morningstar Moderate Allocation for the one-year period and since inception. The Fund outperformed a blended index comprising 60% S&P 500 Total Return Index/40% Bloomberg U.S. Aggregate Bond Index for the one -year period, while underperforming since inception which Rational attributed to the fact that the returns of the equity component of the blended index are driven by stocks that typically do not fall within the Fund’s investment parameters. The Fund underperformed the S&P 500 Total Return Index for all periods.

Fees and Expenses. The Board reviewed the advisory fees and the net expenses for each Renewal Fund compared to its peer group and Morningstar category.

Equity Armor Fund. The Fund’s advisory fee was lower than the peer group average and median, lower than the average for Morningstar Long-Short Equity and Options Trading categories, lower than the median for the Morningstar Long-Short Equity category, and equal to the median for the Morningstar Options Trading category. The Fund’s advisory fee was within the range of fees for the peer group and the Long-Short Equity and Options Trading Morningstar categories. Rational noted that the Morningstar categories includes funds that are passively managed and that the peer group is a more appropriate comparison for an actively managed equity strategy with a hedging overlay.

The Fund’s net expense ratio was higher than the median and average next expenses of the Morningstar Options Trading category, and lower than both the median and average expense ratios for the peer group and Morningstar Long-Short Equity category. The Fund’s net expenses were within the range of net expenses of its peer group and each Morningstar category.

Tactical Return Fund. The Fund’s advisory fee was above both the average and median of its peer group and the Morningstar Options Trading category. Rational stated that the Fund offers a distinct strategy that has proven to perform well during a challenging investing environment. The Board also considered that only a few unaffiliated funds in the Morningstar category have strategies similar to those of the Fund, and that two of them have the same 1.75% advisory fee as the Fund, which is the highest for both the peer group and Morningstar category.

The Fund’s net expense ratio was higher than its peer group and Morningstar category average and median and was within the range of net expense ratios for both.

Dynamic Brands Fund. The Fund’s advisory fee was slightly below the average and equal to the median of the peer group, while above the Morningstar Large Growth category average and median, and within the range of advisory fees for both. Rational stated its belief that the Fund’s advisory fee was competitive relative to the peer group and other funds in the Morningstar category that implement a more active strategy.

RATIONAL FUNDS
Supplemental Information (Unaudited) (Continued)
December 31, 2023	ANNUAL REPORT

The Fund’s net expense ratio was above its peer group and Morningstar category averages and medians, but within the range of net expense ratios of the peer group and the Morningstar category.

Strategic Allocation Fund. The Fund’s advisory fee was lower than average and median advisory fees for its peer group and the Morningstar Moderately Conservative Allocation category. Rational stated that the fee was priced to account for its fund-of funds strategy and its belief that the Fund’s advisory fee was comparable to other funds that implement fund-of-funds strategies.

The Fund’s net expense ratio was above the average and median expense ratio of its peer group and the Morningstar Moderately Conservative Allocation category, but within the range of net expense ratios for both the peer group and Morningstar category.

Special Situations Fund. The Fund’s advisory fee was higher than the average and median of the peer group and the Morningstar Non-Traditional Bond and Multisector Bond categories, but within the range of advisory fees of each. Rational stated its belief that the Fund’s advisory fee was reasonable given the unique nature of the investment strategy, including the in depth research and distinct investment expertise of ESM, as reflected in the Fund’s returns relative to its benchmarks.

The Fund’s net expense ratio was above the average and median of the peer group and both Morningstar categories, but within the range of net expenses of each.

Pier 88 Fund. The Fund’s advisory fee was slightly above the average of the peer group, as well as above the median, above the Morningstar Convertibles category average and median, but within the range of advisory fees for both. The Board considered the reasonableness of the advisory fee in light of the unique nature of the Fund’s investment strategy, including the focus on investment grade convertible bonds.

The Fund’s net expense ratio was slightly below the peer group average, above the peer group median, and above the Morningstar Convertible category average and median, but within the range of net expenses of both the peer group and Morningstar category.

ReSolve Fund. The Fund’s advisory fee was higher than the peer group and Morningstar Macro Trading category average and median, higher than the highest advisory fee of the peer group, and equal to the highest fee of the Morningstar category. The Board considered the specialized nature of the Fund’s hedge fund-like investment strategy when evaluating the advisory fee compared to the funds in the peer group and Morningstar Category.

The Fund’s net expense ratio was higher than the peer group and Morningstar Macro Trading category average and median, and outside the range of net expenses for the peer group, but within the range of net expenses for the Morningstar category.

Real Assets Fund. The Fund’s advisory fee was above the average and median of the peer group and the Morningstar Moderate Allocation category. The Fund’s advisory fee was at the high end of the advisory fees of Morningstar category and the highest fee of the peer group.

RATIONAL FUNDS
Supplemental Information (Unaudited) (Continued)
December 31, 2023	ANNUAL REPORT

The Fund’s net expense ratio was above the average and median for the peer group and Morningstar Moderate Allocation category, but within the range of net expenses of both.

The Board took notice that, in January 2024, the Fund’s annual advisory fee rate would be reduced to 0.95% and its net expense ratio would be reduced to 1.62%, along with changes to the Fund’s name and principal strategy.

The Board considered the allocation of advisory fees between Rational and the sub-advisors of the Equity Armor Fund, Tactical Return Fund, Dynamic Brands Fund, Special Situations Fund, Pier 88 Fund, ReSolve Fund, and Real Assets Fund in light of Rational’s and each sub-advisor’s respective duties and other factors.

Profitability. A profitability analysis from Rational demonstrated that Rational realized a loss in connection with its management of the Strategic Allocation Fund, Pier 88 Fund, and Real Assets Fund, and realized a profit with respect to the Equity Armor Fund, Dynamic Brands Fund, Tactical Return Fund, Special Situations Fund, and ReSolve Fund.

“Fall-out” Benefits. The Board considered fall-out benefits that Rational received from its relationship with the Renewal Funds, including the fact that the Renewal Funds utilize affiliates to provide certain services.

Economies of Scale. The Board considered that asset-based breakpoints in advisory fees were included for the Equity Armor Fund and Dynamic Brands Fund, and that Rational did not receive its full advisory fees for any of the Funds as a result of expense limitation agreements.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Management Agreement. In connection with its deliberations, the Board reviewed materials prepared by Rational and considered the information presented at Board meetings throughout the year. Having requested, reviewed, and discussed in depth such information from Rational as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded the renewal of the Management Agreement was in the best interest of each Renewal Fund and its shareholders.

RATIONAL FUNDS
Supplemental Information (Unaudited)
December 31, 2023	ANNUAL REPORT

Renewal of Sub-Advisory Agreements for Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Special Situations Income Fund, Rational/ReSolve Adaptive Asset Allocation Fund, Rational/Pier 88 Convertible Securities Fund, Rational Equity Armor Fund, and Rational Real Assets Fund (formerly Rational Inflation Growth Fund)

At a videoconference meeting held on December 7, 2023, and continued on December 15, 2023, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons”, as that term is defined in the Investment Company Act of 1940, as amended, of the Trust discussed the renewal of sub-advisory agreements between Rational Advisors, Inc., the investment advisor of each Fund listed above (“Rational”), and: Warrington Asset Management, LLC (“Warrington”) pertaining to Rational Tactical Return Fund (the “Tactical Return Fund”) (the “Warrington Sub-Advisory Agreement”); Accuvest Global Advisors (“Accuvest”) pertaining to Rational Dynamic Brands Fund (the “Dynamic Brands Fund”); (the “Accuvest Sub-Advisory Agreement”); ESM Management, LLC (“ESM”) pertaining to Rational Special Situations Income Fund (the “Special Situations Fund”) (the “ESM Sub-Advisory Agreement”); Pier 88 Investment Partners, LLC (“Pier 88”) pertaining to Rational/Pier 88 Convertible Securities Fund (the “Pier 88 Fund”) (the “Pier 88 Sub-Advisory Agreement”); Equity Armor Investments, LLC (“Equity Armor”) pertaining to Rational Equity Armor Fund (the “Equity Armor Fund”) (the “Equity Armor Sub-Advisory Agreement”); and SL Advisors, LLC (“SL Advisors”) pertaining to Rational Real Assets Fund (the “Real Assets Fund”) (the “SL Advisors Sub-Advisory Agreement”) (collectively, the “Sub-Advisory Agreements”).

The Board reviewed the completed questionnaires submitted by each sub-advisor in connection with the proposed renewal of the Sub-Advisory Agreements with respect to the Trust (each, a “15(c) Response”). The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of counsel and its own business judgment in evaluating the Sub-Advisory Agreements and the weight to be given to each of the factors considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with the Sub-Advisory Agreements. The Board reviewed the materials prepared by Rational and each sub-advisor and considered the information presented at Board meetings throughout the year during which management of the sub-advisor had participated.

Review of Warrington 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at Warrington. The Board reviewed information concerning Warrington’s resources, personnel, business operations, and compliance program. The Board considered that Warrington manages the Tactical Return Fund’s portfolio in accordance with its investment objective. The Board reviewed Warrington’s Form ADV, including details of its compliance program, including its business continuity and cybersecurity programs.

Performance. The Tactical Return Fund underperformed the Morningstar Options Trading category, its peer group, and the S&P 500 Total Return Index for the one-, three-, and ten-year

RATIONAL FUNDS
Supplemental Information (Unaudited) (Continued)
December 31, 2023	ANNUAL REPORT

periods. The Fund outperformed its peer group for the five-year period. A representative of Rational noted the Fund’s strategy is not expected to produce the types of strong returns witnessed in the equity markets as the Fund does not maintain any long equity exposure.

Fees and Expenses. The Tactical Return Fund’s sub-advisory fees are paid entirely by Rational. The Fund’s sub-advisory fee was lower than the fees that Warrington receives for managing other pooled investment vehicles and or separately managed accounts (“SMAs”) with comparable investment objectives and strategies, some of which include performance fees. The Board considered the respective duties of Rational and Warrington and analyzed how fees were allocated.

Profitability. A profitability analysis from Warrington demonstrated that Warrington makes a profit from managing the Tactical Return Fund. Warrington’s profit is further reduced after adjusting for salaries of the Fund’s portfolio management team.

“Fall-out” Benefits. The Board considered fall-out benefits received by Warrington and its relationship with the Tactical Return Fund and acknowledged that any such benefits are immaterial and cannot otherwise be quantified.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall management agreement with Rational, taking into consideration the impact of sub-advisory expenses.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Warrington Sub-Advisory Agreement. Having requested, reviewed, and discussed in dept such information from Warrington as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Agreement was in the best interests of the Tactical Return Fund and its shareholders.

Review of Accuvest 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at Accuvest. The Board reviewed information concerning Accuvest’s resources, operations and compliance program. The Board considered that Accuvest manages the Dynamic Brands Fund’s portfolio in accordance with its investment objective. The Board reviewed Accuvest’s Form ADV and acknowledged that changes will be filed with respect to new ownership post-Transaction. The Board analyzed financial information provided by Accuvest. The Board reviewed Accuvest’s compliance program, including its business continuity and cybersecurity programs.

Performance. The Dynamic Brands Fund outperformed the Morningstar Large Growth category, its peer group, and the S&P 500 Total Return Index for the one-year period, while lagging behind each for the three-, five-, and ten-year periods. The Fund’s performance was attributed to investments focused on global consumption, consumer discretionary and staples companies, and to a lesser extent, technology companies.

RATIONAL FUNDS
Supplemental Information (Unaudited) (Continued)
December 31, 2023	ANNUAL REPORT

Fees and Expenses. The sub-advisory fees for the Dynamic Brands Fund are paid by Rational. The sub-advisory fees paid to Accuvest for the Fund are lower than the fees that Accuvest receives for managing SMAs with similar investment strategies as well as fees received from Accuvest Alpha Brand Fund, a similarly managed offshore fund. The Board considered the respective duties of Rational and Accuvest and analyzed how fees were allocated.

Profitability. A profitability analysis from Accuvest demonstrated that Accuvest realizes a loss from managing the Dynamic Brands Fund.

“Fall-out” Benefits. The Board considered fall-out benefits received by Accuvest and its relationship with Dynamic Brands Fund and acknowledged that any such benefits are immaterial and cannot otherwise be quantified.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall management agreement with Rational, taking into consideration the impact of sub-advisory expenses.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the Accuvest Sub-Advisory Agreement. Having requested, reviewed, and discussed in depth such information from Accuvest as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Agreement was in the best interests of the Dynamic Brands Fund and its shareholders.

Review of ESM 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at ESM. The Board reviewed information concerning ESM’s resources, personnel, operations and compliance program. The Board considered that ESM manages the Special Situations Fund’s portfolio in accordance with its investment objective and proprietary investment strategy. The Board analyzed financial information provided by ESM. The Board reviewed ESM’s Form ADV, and details of their compliance program, including its business continuity and cybersecurity programs.

Performance. The Special Situations Fund outperformed its peer group, the Morningstar Nontraditional Bond and Multisector Bond categories, the Bloomberg U.S. Aggregate Bond Total Return Index, and the Bloomberg Mortgage-Backed Securities Total Return Index for the one-, three-, five-, and ten -year periods. The outperformance compared to traditional fixed income fund and indices is attributable to lower interest rate sensitivity.

Fees and Expenses. The sub-advisory fees paid to ESM are paid by Rational. ESM stated that it does not manage similar investment products that are charged a lower aggregate fee, as it receives incentive fees on most other products that it manages. The Board considered the respective duties of Rational and ESM and analyzed how fees were allocated.

RATIONAL FUNDS
Supplemental Information (Unaudited) (Continued)
December 31, 2023	ANNUAL REPORT

Profitability. A profitability analysis from ESM demonstrated that ESM realizes a profit from managing the Special Situations Fund (net of compensation to key personnel).

“Fall-out” Benefits. The Board considered fall-out benefits received by ESM and its relationship with the Special Situations Fund and acknowledged that any such benefits are immaterial and cannot otherwise be quantified.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall management agreement with Rational, taking into consideration the impact of sub-advisory expenses.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the ESM Sub-Advisory Agreement. Having requested, reviewed, and discussed in depth such information from ESM as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Agreement was in the best interests of the Special Situations Fund and its shareholders.

Review of Pier 88 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at Pier 88. The Board reviewed information concerning Pier 88’s resources; personnel, operations and compliance program. The Board considered that Pier 88 manages the Pier 88 Fund’s portfolio in accordance with its investment objective. The Board reviewed financial information provided by Pier 88. The Board reviewed a copy of Pier 88’s Form ADV and discussed Pier 88’s compliance program, including its business continuity and cybersecurity programs.

Performance. The Pier 88 Fund underperformed its peer group for the one- and five-year periods and since inception, while outperforming for the three-year period. The Fund underperformed the Morningstar Convertibles category for the one- and five-year periods and since inception, while outperforming for the three-year period. The Fund outperformed the Bloomberg U.S. Aggregate Bond Total Return Index for all periods, while it underperformed the ICE BofA Investment Grade U.S. Convertible 5% Index and S&P 500 Total Return Index for all periods. Rational attributed the Fund’s underperformance relative to ICE BofA Investment Grade U.S. Index for the one-year period to the fact that the Fund does not invest in certain sectors that have performed well during the year, and the Fund’s underperformance relative to the S&P 500 Total Return Index to its exposure to convertible bonds during a period of strong equity returns.

Fees and Expenses. The sub-advisory fees paid to Pier 88 are paid by Rational. Pier 88 stated that other accounts it manages pay higher or lower fees relative to those charged with respect to the Pier 88 Fund, based on performance, asset levels and resources necessary to manage such other accounts. The Board considered the respective duties of Rational and Pier 88 and analyzed how fees were allocated between them.

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Supplemental Information (Unaudited) (Continued)
December 31, 2023	ANNUAL REPORT

Profitability. A profitability analysis from Pier 88 demonstrated that Pier 88 realizes a loss from managing the Pier 88 Fund after taking into account marketing and distribution expenses.

“Fall-out” Benefits. The Board considered fall-out benefits received by Pier 88 and its relationship with Pier 88 Fund and acknowledged that any such benefits are immaterial and cannot otherwise be quantified.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall management agreement with Rational, taking into consideration the impact of sub-advisory expenses.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Pier 88 Sub-Advisory Agreement. Having requested, reviewed, and discussed such information from Pier 88 as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Agreement was in the best interests of the Pier 88 Fund and its shareholders.

Review of Equity Armor 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at Equity Armor. The Board reviewed information concerning Equity Armor’s resources, personnel, operations and compliance program. The Board considered that Equity Armor manages the Equity Armor Fund’s portfolio in accordance with its investment objective. The Board reviewed financial information provided by Equity Armor. The Board reviewed Equity Armor’s Form ADV, compliance program, including its business continuity and cybersecurity programs.

Performance. The Equity Armor Fund underperformed its peer group, the Morningstar Long/Short Equity and Morningstar Options Trading categories, the S&P 500 Value Total Return Index, and S&P 500 Total Return Index for the one-, three-, five-, and ten-year periods. Rational attributed the Fund’s underperformance to a focus on dividend-paying stocks rather than better-performing growth stocks, and the Fund’s hedging strategy.

Fees and Expenses. The sub-advisory fees paid to Equity Armor are paid by Rational. The sub-advisory fees paid to Equity Armor are low relative to other funds that use derivatives or volatility products or are actively managed. The Board considered the respective duties of Rational and Equity Armor and analyzed how fees were allocated between them.

Profitability. A profitability analysis from Equity Armor demonstrated that Equity Armor realizes a profit from managing the Equity Armor Fund.

“Fall-out” Benefits. The Board considered fall-out benefits received by Equity Armor and its relationship with the Equity Armor Fund, but that any such benefits are immaterial and cannot otherwise be quantified.

RATIONAL FUNDS
Supplemental Information (Unaudited) (Continued)
December 31, 2023	ANNUAL REPORT

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall management agreement with Rational, taking into consideration the impact of sub-advisory expenses.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Equity Armor Sub-Advisory Agreement. Having requested, reviewed, and discussed such information from Equity Armor as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Agreement was in the best interests of the Equity Armor Fund and its shareholders.

Review of SL Advisors 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at SL Advisors. The Board reviewed information concerning SL Advisors’ resources, personnel, operations and compliance program. The Board considered that SL Advisors manages the Fund’s portfolio in accordance with its principal strategies in seeking to achieve the Fund’s investment objective. The Board analyzed financial information provided by SL Advisors and reviewed a copy of SL Advisors’ Form ADV and compliance program, including its business continuity and cybersecurity programs.

Performance. The Fund outperformed its peer group and the Morningstar Moderate Allocation for the one-year period and since inception. The Fund outperformed a blended index comprising 60% S&P 500 Total Return Index/40% Bloomberg U.S. Aggregate Bond Index for the one -year period, while underperforming since inception which Rational attributed to the fact that the returns of the equity component of the blended index are driven by stocks that typically do not fall within the Fund’s investment parameters. The Fund underperformed the S&P 500 Total Return Index for all periods.

Fees and Expenses. The Board considered that the sub-advisory fees were entirely paid by Rational. The Board found the sub-advisory fees to be in line with other actively managed funds. The Board further acknowledged the decrease in advisory fees and corresponding decrease in sub-advisory fees paid to SL Advisor. The Board considered the respective duties of Rational and SL Advisors and analyzed how fees were allocated between Rational and SL Advisors.

Profitability. A profitability analysis from SL Advisors demonstrated that SL Advisors realized a loss from managing the Fund.

“Fall-out” Benefits. The Board considered fall-out benefits received by SL Advisors and its relationship with the Fund and acknowledged that any such benefits are immaterial and cannot otherwise be quantified.

Economies of Scale. The Board agreed to continue evaluating the economies of scale with respect to the investment advisory relationship overall, taking into consideration the impact of the sub-advisory expense.

RATIONAL FUNDS
Supplemental Information (Unaudited) (Continued)
December 31, 2023	ANNUAL REPORT

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the SL Advisors Sub-Advisory Agreement. Having requested, reviewed, and discussed such information from SL Advisors as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Agreement was in the best interests of the Fund and its shareholders.

RATIONAL FUNDS
Supplemental Information (Unaudited)
December 31, 2023	ANNUAL REPORT

Approval of a Sub-Advisory Agreement for Rational Dynamic Brands Fund

At a videoconference meeting held on December 22, 2023, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the sub-advisory agreement (the “Sub-Advisory Agreement”) between Rational Advisers, Inc. (“Rational”) and Accuvest Global Advisors (“Accuvest”) with respect to Rational Dynamic Brands Fund (the “Dynamic Brands Fund”), a series of the Trust.

The Board reviewed the completed questionnaire submitted by Accuvest in connection with the proposed Sub-Advisory Agreement with respect to the Dynamic Brands Fund (the “Accuvest 15(c) Response”). The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided with respect to the approval of the Sub-Advisory Agreement and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement. In connection with its deliberations regarding approval of the Sub-Advisory Agreement, the Board reviewed materials prepared by Accuvest and considered the information presented at Board meetings throughout the year.

Review of Accuvest 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services provided by the investment professionals at Accuvest. The Board reviewed information concerning Accuvest’s resources, operations and compliance program. The Board considered that Accuvest manages the Dynamic Brands Fund’s portfolio in accordance with its investment objective. The Board reviewed Accuvest’s Form ADV and acknowledged that changes will be filed with respect to new ownership post-Transaction. The Board analyzed financial information provided by Accuvest. The Board reviewed Accuvest’s compliance program, including its business continuity and cybersecurity programs.

Performance. The Dynamic Brands Fund outperformed the Morningstar Large Growth category, its peer group, and the S&P 500 Total Return Index for the one-year period, while lagging behind each for the three-, five-, and ten-year periods. The Fund’s performance was attributed to investments focused on global consumption, consumer discretionary and staples companies, and to a lesser extent, technology companies.

Fees and Expenses. The sub-advisory fees for the Dynamic Brands Fund are paid by Rational. The sub-advisory fees paid to Accuvest for the Fund are lower than the fees that Accuvest receives for managing SMAs with similar investment strategies as well as fees received from Accuvest Alpha Brand Fund, a similarly managed offshore fund. The Board considered the respective duties of Rational and Accuvest and analyzed how fees were allocated.

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Supplemental Information (Unaudited) (Continued)
December 31, 2023	ANNUAL REPORT

Profitability. A profitability analysis from Accuvest demonstrated that Accuvest realizes a loss from managing the Dynamic Brands Fund.

“Fall-out” Benefits . The Board considered fall-out benefits received by Accuvest and its relationship with Dynamic Brands Fund and acknowledged that any such benefits are immaterial and cannot otherwise be quantified.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall management agreement with Rational, taking into consideration the impact of sub-advisory expenses.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the Accuvest Sub-Advisory Agreement. Having requested, reviewed, and discussed in depth such information from Accuvest as the Board believed to be reasonably necessary to evaluate the terms of the Sub- Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the Sub-Advisory Agreement was in the best interests of the Dynamic Brands Fund and its shareholders.

RATIONAL FUNDS
Boards of Trustees and Trust Officers (Unaudited)
December 31, 2023	ANNUAL REPORT

Independent Trustees Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since 2016	Manager, Genovese Family Enterprises, LLC (and affiliates, family office) 1999- present; Managing Member, Bear Properties, LLC (real estate firm) (2006-present).	49	Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust, since 2006; Chairman of the Board of Strategy Shares since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of IDX Funds Trust (formerly, M3Sixty Funds Trust) since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund from 2018 to August 2023.
Stephen P. Lachenauer Year of Birth: 1967	Trustee and Chair of the Audit, Risk and Compliance, and Investment Committees	Trustee and Chair of Audit and Risk and Compliance Committees since 2016; Chair of Investment Committee since November 2020	Attorney, private practice, since 2011.	49	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Trustee and Chair of the Audit and Risk and Compliance Committees from 2018 to 2023, and Chair of the Investment Committee from 2020 to 2023, AlphaCentric Prime Meridian Income Fund; Trustee, Mutual Fund Series Trust since April 2022.
Donald McIntosh Year of Birth: 1967	Trustee	Since 2016	Internal Audit Supervisor, Santander Bank, since 2021; Commercial Banking Business Control Officer, Santander Bank, 2017-2021.	14	Trustee, Strategy Shares, since 2016; Trustee, AlphaCentric Prime Meridian Income Fund from 2018 to 2023.

*	The term of office of each Trustee is indefinite.

RATIONAL FUNDS
Boards of Trustees and Trust Officers (Unaudited) (Continued)
December 31, 2023	ANNUAL REPORT

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 2022	Vice President of the Trust, 2018-2021; Chief Operating Officer (“COO”), Catalyst Capital Advisors LLC and Rational Advisors, Inc. since 2017; Portfolio Manager, Catalyst Capital Advisors LLC, 2013 – May 2021; President, MFund Distributors LLC since January 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC since 2019; COO, MFund Management LLC since 2019; COO, AlphaCentric Advisors LLC since January 2021; Portfolio Manager, Rational Advisors, Inc., 2016–2018.
Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 2022	Investment Operations Manager, MFund Management LLC since 2022; Investment Operations Analyst, MFund Management LLC, 2020--2021.
Erik Naviloff 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 2016	Vice President—Fund Administration, Ultimus Fund Solutions, LLC since 2012.
Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since 2016	Director, MFund Services LLC since 2015.
Jennifer A. Bailey Year of Birth: 1968	Secretary	Since 2016	Director of Legal Services, MFund Services LLC since 2012.

*	Officers do not receive any compensation from the Trust.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-253-0412.

RATIONAL FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period 07/01/23 and held for the entire period through 12/31/23

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid
	Expense Ratio	07/01/2023	12/31/2023	During Period *	12/31/2023	During Period *
Rational Equity Armor Fund - Class A	1.86%	$1,000.00	$1,042.10	$9.58	$1,015.82	$9.46
Rational Equity Armor Fund - Class C	2.55%	1,000.00	1,038.80	13.13	1,012.33	12.96
Rational Equity Armor Fund - Institutional	1.62%	1,000.00	1,043.30	8.33	1,017.05	8.23
Rational Tactical Return Fund - Class A	2.25%	1,000.00	1,027.80	11.48	1,013.89	11.40
Rational Tactical Return Fund - Class C	3.00%	1,000.00	1,024.10	15.28	1,010.10	15.18
Rational Tactical Return Fund - Institutional	2.00%	1,000.00	1,029.40	10.21	1,015.15	10.14
Rational Dynamic Brands Fund - Class A	1.49%	1,000.00	1,170.60	8.16	1,017.69	7.58
Rational Dynamic Brands Fund - Class C	2.21%	1,000.00	1,166.70	12.09	1,014.05	11.23
Rational Dynamic Brands Fund - Institutional	1.24%	1,000.00	1,172.50	6.79	1,018.95	6.31
Rational Strategic Allocation Fund - Class A	0.71%	1,000.00	1,069.80	3.68	1,021.65	3.59
Rational Strategic Allocation Fund - Class C	1.45%	1,000.00	1,066.20	7.58	1,017.87	7.40
Rational Strategic Allocation Fund - Institutional	0.46%	1,000.00	1,070.10	2.37	1,022.91	2.32
Rational/ReSolve Adaptive Asset Allocation Fund - Class A	2.25%	1,000.00	1,013.50	11.40	1,013.89	11.40
Rational/ReSolve Adaptive Asset Allocation Fund - Class C	3.00%	1,000.00	1,009.80	15.18	1,010.10	15.18
Rational/ReSolve Adaptive Asset Allocation Fund - Institutional	2.00%	1,000.00	1,014.80	10.14	1,015.14	10.14
Rational/Pier 88 Convertible Securities Fund - Class A	1.24%	1,000.00	1,069.20	6.47	1,018.95	6.31
Rational/Pier 88 Convertible Securities Fund - Class C	1.99%	1,000.00	1,064.10	10.35	1,015.17	10.11
Rational/Pier 88 Convertible Securities Fund - Institutional	0.99%	1,000.00	1,070.00	5.17	1,020.21	5.04
Rational Special Situations Income Fund - Class A	2.02%	1,000.00	1,012.50	10.27	1,015.00	10.28
Rational Special Situations Income Fund - Class C	2.78%	1,000.00	1,008.70	14.05	1,011.21	14.07
Rational Special Situations Income Fund - Institutional	1.77%	1,000.00	1,013.80	9.01	1,016.26	9.02
Rational Real Assets Fund (formerly Rational Inflation Growth Fund) - Class A	1.75%	1,000.00	1,069.20	9.14	1,016.38	8.90
Rational Real Assets Fund (formerly Rational Inflation Growth Fund) - Class C	2.50%	1,000.00	1,064.10	13.01	1,012.60	12.69
Rational Real Assets Fund (formerly Rational Inflation Growth Fund) - Institutional	1.50%	1,000.00	1,070.00	7.84	1,017.63	7.64

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the numbe of days in the fiscal year (365).

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. June 2022

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund & Variable Insurance Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

●     Mutual Fund & Variable Insurance Trust doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund & Variable Insurance Trust doesn’t jointly market.

QUESTIONS?	Call 1-800-253-0412

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 800-253-0412. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

Rational Advisors, Inc., serves as Investment Advisor to the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Shareholder Services: 800-253-0412

Rational-AR23

Item 2.	Code of Ethics.

(a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Fiscal year ended 2023: $134,500

Fiscal year ended 2022: $111,500

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

Fiscal year ended 2023: $0

Fiscal year ended 2022: $0

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Fiscal year ended 2023: $24,100

Fiscal year ended 2022: $20,800

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $0

Fiscal year ended 2022: $0

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2016 and 2015, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

(h) Not applicable

(i) Not applicable

(j) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included in annual report to shareholders filed under item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Mutual Fund and Variable Insurance Trust

By (Signature and Title)	/s/ Michael Schoonover
Michael Schoonover, President and Principal Executive Officer

Date	3/5/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Schoonover
Michael Schoonover, President and Principal Executive Officer

Date	3/5/24

By (Signature and Title)	/s/ Erik Naviloff
Erik Naviloff, Treasurer and Principal Financial Officer

Date	3/5/24